Portions of the schedules and exhibits to this Exhibit 10.1 have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”) and the omitted text has been filed separately with the Securities and Exchange Commission.

Exhibit 10.1

[EXECUTION COPY]

$250,000,000

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

April 23, 2008

ANNTAYLOR, INC.,

ANNCO, INC.,

ANNTAYLOR DISTRIBUTION SERVICES, INC.

and

ANNTAYLOR RETAIL, INC.,

as the Borrowers,

BANK OF AMERICA, N.A.,

as Administrative Agent and as Collateral Agent,

JPMORGAN CHASE BANK, N.A.,

WACHOVIA BANK, NATIONAL ASSOCIATION,

and

RBS CITIZENS, N.A.,

as Syndication Agents

and

THE FINANCIAL INSTITUTIONS NAMED HEREIN,

as Lenders

BANC OF AMERICA SECURITIES LLC,

JPMORGAN SECURITIES, INC.

as Joint Lead Arrangers

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A	-	DEFINITIONS

EXHIBIT A	-	FORM OF COMPLIANCE CERTIFICATE
EXHIBIT B	-	FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C	-	[INTENTIONALLY OMITTED]
EXHIBIT D	-	FORM OF NOTICE OF BORROWING
EXHIBIT E	-	FORM OF NOTICE OF CONTINUATION/CONVERSION
EXHIBIT F	-	FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT G	-	FORM OF SECURITY AGREEMENT
EXHIBIT H	-	FORM OF PARENT GUARANTY

SCHEDULE 1.1	–	COMMITMENTS
SCHEDULE 1.3	–	EXISTING LETTERS OF CREDIT
SCHEDULE 5.2(j)	–	ADDITIONAL FINANCIAL AND COLLATERAL REPORTS
SCHEDULE 6.5	–	SUBSIDIARIES AND AFFILIATES
SCHEDULE 6.7	–	SUBSIDIARY CAPITALIZATION
SCHEDULE 6.9	–	DEBT
SCHEDULE 6.10	–	DISTRIBUTIONS
SCHEDULE 6.11	–	REAL ESTATE
SCHEDULE 6.12	–	TRADE NAMES
SCHEDULE 6.13	–	LITIGATION
SCHEDULE 6.15	–	ENVIRONMENTAL LAW
SCHEDULE 6.18	–	ERISA COMPLIANCE
SCHEDULE 6.25	–	BANK ACCOUNTS AND CREDIT CARD PROCESSORS
SCHEDULE 7.10(b)	–	PERMITTED EXISTING LIENS
SCHEDULE 7.11	–	INVESTMENTS

-vi-

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 23, 2008 (this “Agreement”), is made by and among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders (in such capacities, the “Agent”), JPMORGAN CHASE BANK, N.A., WACHOVIA BANK, NATIONAL ASSOCIATION, and RBS CITIZENS, N.A., as Syndication Agents, ANNTAYLOR, INC., a Delaware corporation (“ATI”), ANNCO, INC., a Delaware corporation (“ANNCO”), ANNTAYLOR DISTRIBUTION SERVICES, INC., a Delaware corporation (“AT Distribution”), and ANNTAYLOR RETAIL, INC., a Delaware corporation (“AT Retail”; ATI, ANNCO, AT Distribution and AT Retail may be referred to individually herein as a “Borrower” or collectively as the “Borrowers”).

W I T N E S S E T H:

WHEREAS, ATI, the lenders referred to therein, the syndication agents named therein, the issuing banks named therein and the administrative agent named therein have entered into that certain Original Credit Agreement (as defined in Annex A hereto);

WHEREAS, ATI has requested that the Lenders continue to make available to it a revolving line of credit for loans and letters of credit in an amount not to exceed $250,000,000 by amending the terms of the Original Credit Agreement, and restating such terms in their entirety, as set forth herein;

WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement and the other Loan Documents (except as otherwise provided for therein), and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference; and

WHEREAS, the Lenders have agreed to continue to make available to the Borrowers a revolving credit facility upon the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent and the Borrowers hereby agree that the Original Credit Agreement is hereby amended and restated in its entirety, effective as of the Effective Date, as follows.

ARTICLE 1

LOANS AND LETTERS OF CREDIT

1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a credit facility (the “Facility”) of up to $250,000,000, or such greater amount as may be established pursuant to Section 1.5 (the “Total Facility Amount”), to the Borrowers from time to time during the term of this Agreement. The Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit.

1.2 Revolving Loans.

(a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8, each Lender severally, but not jointly, agrees, upon any Borrower’s request from time to time on any Business Day during the period from the Effective Date to the Termination Date, to make revolving loans (the “Revolving Loans”) to such Borrower in amounts not to exceed such Lender’s Pro Rata Share of Availability, except for Non-Ratable Loans and Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If any Borrowing would exceed Availability, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent’s authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(i).

(b) Procedure for Borrowing.

(i) Each Borrowing (other than an L/C Borrowing or Agent Advance) shall be made upon a Borrower’s irrevocable written notice delivered to the Agent in the form of a notice of borrowing (“Notice of Borrowing”), which must be received by the Agent prior to (i) 11:00 a.m. (New York City time) three Business Days prior to the requested Funding Date, in the case of LIBOR Loans and (ii) 11:00 a.m. (New York City time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

(A) the amount of the Borrowing, which in the case of a LIBOR Loan must equal or exceed $1,000,000 (and increments of $1,000,000 in excess of such amount);

(B) the requested Funding Date, which must be a Business Day;

(C) whether the Revolving Loans requested are to be Base Rate Loans or LIBOR Loans (and if not specified, it shall be deemed a request for a Base Rate Loan); and

(D) the duration of the Interest Period for LIBOR Loans (and if not specified, it shall be deemed a request for an Interest Period of one month);

provided, however, that with respect to the Borrowing to be made on the Effective Date, such Borrowings will consist of Base Rate Loans only.

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(ii) In lieu of delivering a Notice of Borrowing, any Borrower may give the Agent telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.

(c) Reliance upon Authority. Prior to the Effective Date, each Borrower shall deliver to the Agent, a notice setting forth the account of such Borrower (“Designated Account”) to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder. Any Borrower may designate a replacement account from time to time by written notice from a Responsible Officer. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent is entitled to rely conclusively on any person’s request for Revolving Loans on behalf of such Borrower, so long as the proceeds thereof are to be transferred to the Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by such Borrower to make such requests on its behalf.

(d) No Liability. The Agent shall not incur any liability to any Borrower as a result of acting upon any notice referred to in Sections 1.2(b) and (c), which the Agent reasonably believes in good faith to have been given by an officer or other person duly authorized by such Borrower to request Revolving Loans on its behalf. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of such Borrower to repay such Revolving Loans as provided herein.

(e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 1.2(b) shall be irrevocable. The applicable Borrower shall be bound to borrow the funds requested therein in accordance therewith.

(f) Agent’s Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of Section 1.2(g) or the terms of Section 1.2(h) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to Section 1.2(h), the terms of Section 1.2(g) shall apply to the requested Borrowing.

(g) Making of Revolving Loans. If Agent elects to have the terms of this Section 1.2(g) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 12:00 noon (New York City time) on the applicable Funding Date. After the Agent’s receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the applicable Borrower on the applicable Funding Date by transferring same day funds to the applicable Designated Account; provided, however, that the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

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(h) Making of Non-Ratable Loans.

(i) If Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(h) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the applicable Borrower on the applicable Funding Date by transferring same day funds to such Borrower’s Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section is herein referred to as a “Non-Ratable Loan”, and such Revolving Loans are collectively referred to as the “Non-Ratable Loans.” Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $20,000,000. The Agent shall not request the Bank to make any Non-Ratable Loan if (A) the Agent has received written notice from any Borrower or any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed Availability on that Funding Date.

(ii) The Non-Ratable Loans shall be secured by the Agent’s Liens in and to the Collateral and shall constitute Base Rate Loans and Obligations hereunder.

(i) Agent Advances.

(i) Subject to the limitations set forth below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent’s sole discretion after notice to and consultation with ATI, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the conditions precedent set forth in Article 8 have not been satisfied, to make Base Rate Loans to one or more of the Borrowers on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations (other than Bank Product Obligations) (including to provide cash collateral for outstanding Letters of Credit to the extent not otherwise Fully Supported by the Borrowers in accordance with Section 1.3(b) or (g)), or (3) to pay any other amount chargeable to any Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 14.7 (any of such advances are herein referred to as “Agent Advances”); provided, that (A) the aggregate amount of Agent Advances shall not exceed 10% of the Borrowing Base on the date any Agent Advance is made, (B) at no time shall the aggregate amount of Agent Advances plus Aggregate Outstandings exceed the Total Facility Amount, and (C) the Required Lenders may at any time revoke the Agent’s authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent’s receipt thereof.

(ii) As of the date of any Agent Advance made hereunder, the Agent shall have made arrangements with the Borrowers intended to eliminate or repay such Agent Advance within a reasonable time thereafter but in no event later than sixty (60) days following the date such Agent Advance is made.

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(iii) The Agent Advances shall be secured by the Agent’s Liens in and to the Collateral and shall constitute Base Rate Loans and Obligations hereunder.

(iv) Each Lender shall automatically be deemed to have irrevocably and unconditionally purchased, without recourse or warranty, a participation in each Agent Advance when made based on such Lender’s Pro Rata Share,

1.3 Letters of Credit.

(a) Agreement to Issue or Cause To Issue. Subject to the terms and conditions of this Agreement and the applicable Issuing Bank Agreement, upon request of any Borrower a Letter of Credit Issuer will issue for the account of any Borrower one or more Letters of Credit.

(b) Amounts; Outside Expiration Date; Automatic Renewal. No Letter of Credit Issuer shall have any obligation to issue any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from such Borrower in connection with the opening thereof would exceed Availability at such time; (iii) such Letter of Credit has an expiration date less than four (4) Business Days prior to the Stated Termination Date or more than 12 months from the date of issuance for Standby Letters of Credit and 180 days (subject to extension for a maximum period of sixty (60) days) for Commercial Letters of Credit; or (iv) any applicable condition precedent in Article 8 has not been satisfied. If Letter of Credit Outstandings at any time exceed the lesser of the Borrowing Base or the Letter of Credit Subfacility, the Borrowers shall immediately upon notice cause Letters of Credit to be Fully Supported in the amount of such excess to be held by the Agent until such time that no such excess amount exists.

The Letter of Credit Issuers and the Lenders agree that, while a Standby Letter of Credit is outstanding and prior to the Termination Date, at the option of the applicable Borrower and upon the written request of the applicable Borrower received by the applicable Letter of Credit Issuer at least five (5) days (or such shorter time as such Letter of Credit Issuer may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, such Letter of Credit Issuer shall be entitled to authorize the automatic renewal of any Standby Letter of Credit issued by it so long as, immediately after the renewal thereof, the aggregate amount of Letter of Credit Outstandings does not exceed the Letter of Credit Subfacility and Aggregate Outstandings do not exceed the lesser of the Total Facility Amount or the Borrowing Base. Each such request for renewal of a Letter of Credit shall specify in form and detail satisfactory to the applicable Letter of Credit Issuer (i) the Letter of Credit to be renewed, (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day), (iii) the revised expiry date of the Letter of Credit, and (iv) such other matters as such Letter of Credit Issuer may require. No Letter of Credit Issuer shall so renew any Letter of Credit if (A) such Letter of Credit Issuer has actual knowledge that it would have no obligation at such time to issue or amend a Letter of Credit under the terms of Section 1.3(b) or (c) or Section 8.2, or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit.

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(c) Other Conditions. In addition to conditions precedent contained in Article 8, the obligation of any Letter of Credit Issuer to issue any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to such Letter of Credit Issuer and the Agent:

(i) The applicable Borrower shall have delivered to the applicable Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance reasonably satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and such Letter of Credit Issuer; and

(ii) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

(d) Issuance of Letters of Credit.

(i) Request for Issuance. The Borrower for whose account the Letter of Credit is to be issued must notify the Agent and the applicable Letter of Credit Issuer of a requested Letter of Credit on or prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. In the case of Standby Letters of Credit, the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder shall be delivered to the applicable Letter of Credit Issuer on the date of such request. Such notice shall comply with any additional requirements as are set forth in the relevant Issuing Bank Agreement or as the relevant Letter of Credit Issuer may require. Such Borrower shall attach to such notice the proposed form of the Letter of Credit.

(ii) Responsibilities of the Borrowers; Issuance. As of the requested issuance date of the Letter of Credit, the requesting Borrower shall determine the amount of the Unused Letter of Credit Subfacility and Availability and that all conditions to the obligation of any Letter of Credit Issuer to issue a Letter of Credit under Sections 1.3(b) and (c)

6

and Section 8.2 have been satisfied. If (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the requesting Borrower in connection with the opening thereof would not exceed Availability, such Borrower may apply to a Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof and under the applicable Issuing Bank Agreement are met.

(e) Payments Pursuant to Letters of Credit. Not later than 3:00 p.m. on the Business Day of any payment made by a Letter of Credit Issuer in respect of a drawing under a Letter of Credit, the Borrowers shall reimburse the applicable Letter of Credit Issuer for such draw under any Letter of Credit issued for the account of such Borrower and pay the applicable Letter of Credit Issuer the amount of all other charges and fees payable to such Letter of Credit Issuer in connection with such Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which such Borrower may have at any time against such Letter of Credit Issuer or any other Person; provided, that such payment obligation may be discharged and replaced by a Revolving Loan incurred in accordance with the following sentence. Upon notice by a Borrower, or otherwise if not reimbursed by the Borrowers in accordance with the foregoing sentence, the drawing under such Letter of Credit shall give rise to a Borrowing of a Base Rate Loan in the amount of such drawing; provided that if the conditions precedent set forth in Section 8.2 cannot be satisfied as of such date, the Borrowers shall be deemed to have incurred from the applicable Letter of Credit Issuer an L/C Borrowing in the unreimbursed amount of each unreimbursed payment under such Letter of Credit, which L/C Borrowing shall be due and payable on demand (together with interest). In any such event described in the proviso to the preceding sentence, each Lender’s payment to the Agent for the account of the applicable Letter of Credit Issuer pursuant to this Section 1.3(e) shall be deemed to be a payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligations under this Section 1.3. The Funding Date with respect to such borrowing shall be the date of such drawing.

(f) Indemnification; Exoneration; Power of Attorney.

(i) Indemnification. In addition to amounts payable as elsewhere provided in this Section 1.3, each Borrower agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) which any Lender or the Agent (other than the Agent or any Lender in its capacity as a Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit for the account of such Borrower, except to the extent it is determined in a final, non-appealable judgment of a court of competent jurisdiction that such amounts arose as a direct result of the gross negligence or willful misconduct of the Agent or such Lender. The Borrowers’ obligations under this Section shall survive payment of all other Obligations (other than Bank Product Obligations).

(ii) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders, and the Agent, each Borrower assumes all risks of the acts and

7

omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders (other than the Agent or any Lender in its capacity as a Letter of Credit Issuer) and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) a Letter of Credit Issuer’s honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 1.3(f).

(iii) Exoneration. Without limiting the foregoing, no action or omission whatsoever by Agent or any Lender (excluding the Agent or any Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of Agent or any such Lender to any Borrower as of the result of or in connection with the issuance of any Letter of Credit, or relieve any Borrower of any of its obligations hereunder to any such Person under any Letter of Credit; provided, however, that anything in this Agreement to the contrary notwithstanding, the Borrowers may have a claim against the Agent or any Lender in its capacity as a Letter of Credit Issuer to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by a Borrower which were caused by the such Letter of Credit issuer’s willful misconduct or gross negligence or such Letter of Credit Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, any Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no Letter of Credit Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

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(iv) Rights Against Letter of Credit Issuers. Nothing contained in this Agreement is intended to limit or increase any Borrower’s rights, if any, with respect to a Letter of Credit Issuer which arise as a result of the Issuing Bank Agreement, the letter of credit application and related documents executed by and between such Borrower and a Letter of Credit Issuer.

(v) Account Party. Each Borrower hereby authorizes and directs any Letter of Credit Issuer to name such Borrower as the “account party” in a Letter of Credit requested by such Borrower and to deliver to the Agent all instruments, documents and other writings and property received by such Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent’s instructions and agreements with respect to compliance with all matters relating to this Agreement arising in connection with the Letter of Credit or the application therefor.

(g) Support of Letters of Credit. If, notwithstanding the provisions of Section 1.3(b) and Section 10.1, any Letter of Credit is outstanding 30 days prior to the termination of this Agreement, or upon such termination of this Agreement, then each applicable Borrower shall cause such Letter of Credit to be Fully Supported.

(h) Letter of Credit Reporting. Each Letter of Credit Issuer shall notify the Agent and the Agent shall notify the Lenders on the first Business Day of each week of the total face amount of all of the Letters of Credit issued by it during the preceding week; provided however, the failure of any Letter of Credit Issuer or the Agent to deliver such notice shall not affect the obligations of the Lenders under Section 12.16.

1.4 Bank Products. Each Borrower may request and the Bank, the Bank’s Affiliates and each other Lender may, in its sole and absolute discretion, arrange for such Borrower to obtain from the Bank, its Affiliates or such Lender Bank Products, although the Borrower is not required to do so. If Bank Products are provided by an Affiliate of the Bank to a Borrower, the Borrowers, jointly and severally, agree to indemnify and hold harmless the Agent, the Bank and the other Lenders from any and all costs and obligations now or hereafter incurred by the Agent, the Bank or any of the Lenders which arise from any indemnity (which shall not extend to gross negligence or willful misconduct of such Affiliates) given by the Bank to its Affiliates related to such Bank Products; provided, however, nothing contained in this Section 1.4 is intended to limit any Borrower’s rights with respect to any Lender, the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between such Borrower and a Lender or the Bank or its Affiliates which relate to Bank Products and to the extent the terms of indemnity of such documents are different from the terms of indemnity set forth above, the terms of such documents shall control; and provided further, that nothing contained in this Section 1.4 is intended to obligate any Lender, the Bank or its Affiliates or any Borrower to provide any indemnity in connection with any Bank Products other than the indemnity of the Borrowers specifically provided for above. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from a Lender, the Bank or the Bank’s Affiliates (a) is in the sole and absolute discretion of such Lender, the Bank or the Bank’s Affiliates, and (b) is subject to all rules and regulations of such Lender, the Bank or the Bank’s Affiliates.

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1.5 Increase in Commitments

(a) Provided no Default or Event of Default exists, upon written notice to the Agent (which shall promptly notify the Lenders), the Borrowers may from time to time, request an increase in the Facility and the aggregate Commitments hereunder by an amount (for all such requests that are satisfied) not exceeding $100,000,000. Such notice shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders). Each Lender shall notify the Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. No Lender declining to increase its Commitment in connection with such a request shall be entitled to fees, if any, paid in connection with such Commitment increase. The Agent shall notify the Borrowers and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrowers may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance acceptable to the Agent and subject to a $5,000,000 minimum Commitment amount for each such Eligible Assignee. Any increase in the aggregate Commitments may require the agreement of the Borrowers to pay additional arrangement, upfront and/or Agent’s fees to the Agent or the Lenders, as applicable, and may require a proportionate increase in all Liquidity and Availability thresholds hereunder, including, without limitation, the Availability threshold for the Applicable Margin and the Liquidity thresholds for reporting requirements, covenant limitations and cash dominion triggers under the Blocked Account Agreement.

(b) If the aggregate Commitments are increased in accordance with this Section, the Agent and the Borrowers shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Agent shall promptly notify the Borrowers and the Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, the Borrowers shall deliver to the Agent a certificate of each Credit Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Credit Party (i) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties made to the Agent, the Letter of Credit Issuers or the Lenders by any Credit Party contained in Article 6 and the other Loan Documents are true and correct on and as of the Extension Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 1.5, the representations and warranties contained in subsection (a) of Section 6.6 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), of Section 5.2, and (B) no Default or Event of

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Default exists. On the Increase Effective Date, Schedule 1.1 shall be deemed to be deleted in its entirety and replaced with a new Schedule 1.1 reflecting the increased Commitments. The respective Lenders shall fund and/or be pre-paid, as applicable, any Loans outstanding on the Increase Effective Date (and the Borrowers shall pay any additional amounts required pursuant to Section 4.4) to the extent necessary to keep the outstanding Loans ratable with any revised Pro Rata Shares arising from any non-ratable increase in the Commitments under this Section.

(c) This Section shall supersede any provisions in Sections 11.1 or Section 12.11(b) to the contrary.

ARTICLE 2

INTEREST AND FEES

2.1 Interest.

(a) Interest Rates. Except as otherwise provided herein, all outstanding Obligations (other than Bank Product Obligations) shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made (or due, in the case of Obligations other than Revolving Loans) until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margins as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the applicable Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations (other than Bank Product Obligations) shall bear interest as follows:

(i) For all Base Rate Loans, at a fluctuating per annum rate equal to the applicable Base Rate plus the Applicable Margin; and

(ii) For all LIBOR Loans at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 365 or 366 days, as applicable, and actual days elapsed.

(b) Payment of Interest. The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest on all LIBOR Loans in arrears on each applicable LIBOR Interest Payment Date.

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(c) Default Rate. Notwithstanding the rates of interest specified in Section 2.1(a) and the payment dates specified in Section 2.1(b), effective at the direction of the Agent after the occurrence of any Event of Default or after acceleration of maturity pursuant to Section 9.2(a) and for so long thereafter as any such Event of Default or acceleration shall be continuing, the principal balance of all Obligations (other than Bank Product Obligations) then due and payable (including all amounts due and payable pursuant to Section 9.2(a)), shall bear interest payable upon demand at the applicable Default Rate.

2.2 Continuation and Conversion Elections.

(a) Each Borrower may, except to the extent an Event of Default has occurred and is continuing:

(i) elect, as of any Business Day, in the case of Base Rate Loans to convert any Base Rate Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Loans; or

(ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Loans shall automatically convert into Base Rate Loans; provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

(b) The applicable Borrower shall deliver a notice of continuation/conversion (“Notice of Continuation/Conversion”) to the Agent not later than 12:00 noon (New York City time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Loans and specifying:

(i) the proposed Continuation/Conversion Date;

(ii) the aggregate amount of Loans to be converted or renewed;

(iii) the type of Loans resulting from the proposed conversion or continuation; and

(iv) the duration of the requested Interest Period, provided, however, such Borrower may not select an Interest Period that ends after the Stated Termination Date.

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(c) If upon the expiration of any Interest Period applicable to any LIBOR Loans, the applicable Borrower has failed to select timely a new Interest Period to be applicable to such LIBOR Loans and no Event of Default has occurred and is continuing, such Borrower shall be deemed to have elected to convert such LIBOR Loans into LIBOR Loans having a one-month Interest Period effective as of the expiration date of such Interest Period. At any time during the continuation of an Event of Default, each Borrower shall be deemed to have elected to convert all LIBOR Loans into Base Rate Loans effective as of the expiration date of their respective Interest Periods.

(d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

(e) There may not be more than five (5) different LIBOR Loans in effect hereunder at any time.

2.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable Requirements of Law for such Lender with respect to loans of the type provided for hereunder (the “Maximum Rate”). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations (other than Bank Product Obligations), the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then such Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations (other than Bank Product Obligations) other than interest, and if there are no Obligations (other than Bank Product Obligations) outstanding, the Agent and/or such Lender shall refund to such Borrower such excess.

2.4 Fees. The Borrowers agree, jointly and severally, to pay the Agent the fees payable as set forth in the fee letter dated March 26, 2008, between the Agent and ATI (the “Fee Letter”).

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2.5 Unused Line Fee. On the first day of each month and on the Termination Date the Borrowers agree, jointly and severally, to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) equal to the Applicable Margin for the Unused Line Fee times the amount by which the Total Facility Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the applicable Borrower’s Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.

2.6 Letter of Credit Fee. The Borrowers, jointly and severally, agree (a) to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, (i) for each Commercial Letter of Credit issued for the account of such Borrower, a fee (the “Commercial Letter of Credit Fee”) at a per annum rate equal to the Applicable Margin for the Commercial Letter of Credit Fee multiplied by the average daily undrawn amount available to be drawn on such Commercial Letter of Credit during the immediately preceding month and (ii) for each Standby Letter of Credit issued for the account of such Borrower, a fee (the “Standby Letter of Credit Fee”) at a per annum rate equal to the Applicable Margin for LIBOR Loans multiplied by the average daily undrawn amount available to be drawn on such Standby Letter of Credit during the immediately preceding month, (b) to pay to the applicable Letter of Credit Issuer a fronting fee (the “Fronting Fee”) of one-eighth of one percent (.125%) of the undrawn face amount of each Letter of Credit issued for the account of such Borrower, and (c) to pay to the applicable Letter of Credit Issuer, such out-of-pocket costs, fees and expenses incurred by each Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit issued for the account of such Borrower, as the applicable Letter of Credit Issuer and such Borrower shall agree upon, but which costs, fees and expenses shall not include the Fronting Fee. The Commercial Letter of Credit Fee and the Standby Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which such a Letter of Credit is outstanding and on the Termination Date. The Fronting Fee shall be payable on each date of issuance or renewal (automatic or otherwise) of each Letter of Credit. All fees described in this Section 2.6 shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

ARTICLE 3

PAYMENTS AND PREPAYMENTS

3.1 Revolving Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans made to them, plus all accrued but unpaid interest thereon, on the Termination Date. Any Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand by the Agent the Borrowers shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Outstandings exceeds the lesser of the Borrowing Base or the Total Facility Amount.

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3.2 Termination of Facility. The Borrowers may terminate this Agreement upon at least five (5) Business Days’ notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit or such Letters of Credit being Fully Supported, (b) the payment in full in cash of all reimbursable expenses and other Obligations, and (c) with respect to any LIBOR Loans prepaid, payment of the amounts due under Section 4.4, if any, in each case on or prior to the Termination Date.

3.3 Payments by the Borrowers.

(a) All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders, at the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (New York City time) on the date specified herein. Any payment received by the Agent after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.

(b) Subject to the provisions set forth in the definition of “Interest Period”, whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

(c) If any LIBOR Loans are repaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Lenders the amounts described in Section 4.4.

3.4 Payments as Revolving Loans. At the election of Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder that are due but have not been paid by the Borrowers at the date and time specified herein, may be paid from the proceeds of Revolving Loans made hereunder. Each Borrower hereby irrevocably authorizes the Agent to charge the Loan Account of such Borrower for the purpose of paying all amounts from time to time due hereunder in respect of principal, interest or fees (or, during the continuance of an Event of Default, all other Obligations (other than Bank Product Obligations)) and agrees that all such amounts charged shall constitute Revolving Loans.

3.5 Apportionment, Application and Reversal of Payments.

(a) Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments

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relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuers and except as provided in Section 11.1(b).

(b) After the occurrence of an Event of Default and the exercise of any of the remedies provided for in Section 9.2(a)(v), (vi), (vii) or (viii) or 9.2(b) (or after the Loans have automatically become immediately due and payable and the Letter of Credit Obligations have been required to be Fully Supported), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: first, to pay any fees, indemnities or expense reimbursements then due to the Agent; second, to pay interest and principal due to the Bank in respect of all Non-Ratable Loans; third, to pay all fees, expenses and indemnities due to the Letter of Credit Issuers in respect of Letters of Credit; fourth, to pay any Obligations constituting fees due to the Lenders (other than fees relating to Bank Products); fifth, to pay interest due in respect of all Loans (other than Non-Ratable Loans); sixth, to pay or prepay principal of all Loans (other than Non-Ratable Loans) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an amount to the Agent equal to all Letter of Credit Outstandings to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligation due to the Agent, any Letter of Credit Issuer, any Lender or any Affiliate of the Bank (including any Obligations arising under Bank Products).

(c) Amounts distributed with respect to any Bank Product Obligations shall be the lesser of the applicable Bank Product Amount last reported to Agent or the actual Bank Product Amount as calculated by the methodology reported to Agent for determining the amount due. The Agent shall have no obligation to calculate the amount to be distributed with respect to any Bank Products, but may rely upon written notice of the amount (setting forth a reasonably detailed calculation) from the applicable Lender. In the absence of such notice, the Agent may assume the amount to be distributed is the Bank Product Amount last reported to it.

(d) Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans.

The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations in accordance with the first sentence of Section 3.5(b). The allocations set forth in Section 3.5(b) are solely to determine the rights and priorities of Agent and Lenders as among themselves, and may be changed by agreement among them without the consent of any Credit Party; provided that all such amounts received by the Agent shall be (i) credited upon receipt to the Loan Account and applied towards payment of Obligations hereunder and (ii) shall not be applied to the payment of Bank Product Obligations prior to the payment in full of all other amounts specified in clauses first through sixth of Section 3.5(b).

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3.6 Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, any Letter of Credit Issuer, the Bank or any Affiliate of the Bank (each an “Affected Payee”) is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Affected Payee and the applicable Borrower or Borrowers shall be liable to pay to the Affected Payee, and hereby does indemnify the Affected Payee and holds harmless the Affected Payee, for the amount of such payment or proceeds surrendered. The provisions of this Section 3.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Affected Payee in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Affected Payee’s rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.9 shall survive the termination of this Agreement.

3.7 Agent’s and Lenders’ Books and Records; Monthly Statements. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender’s Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. Each Borrower agrees that the Agent’s and each Lender’s books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof (absent manifest error), irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to ATI, on behalf of the Borrowers, a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed presumptively correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 3.5 and corrections of errors discovered by the Agent), unless the Borrowers (or ATI on their behalf) notify the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by a Borrower (or ATI on behalf of such Borrower), only the items to which exception is expressly made will be considered to be disputed by such Borrower.

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ARTICLE 4

TAXES, YIELD PROTECTION AND ILLEGALITY

4.1 Taxes.

(a) Payments Free of Taxes. Any and all payments made to the Agent, the Letter of Credit Issuers or any Lender by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Borrower shall be required by applicable Requirements of Law to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent, a Lender or a Letter of Credit Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(c) Indemnification by the Borrowers. The Borrowers shall indemnify the Agent, each Lender and each Letter of Credit Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Agent, such Lender or such Letter of Credit Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability and in reasonable detail the basis and calculation of such amounts, delivered to any Borrower by a Lender or a Letter of Credit Issuer (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender or a Letter of Credit Issuer, shall be conclusive absent manifest error.

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(e) Status of Lenders and Letter of Credit Issuers. Any Lender or Letter of Credit Issuer that is entitled to an exemption from or reduction of withholding tax under the Requirements of Law of the jurisdiction in which any Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the applicable Borrower (with a copy to the Agent), at the time or times prescribed by applicable Requirements of Law or reasonably requested by such Borrower or the Agent, such properly completed and executed documentation prescribed by applicable Requirements of Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender or Letter of Credit Issuer, if requested by such Borrower or the Agent, shall deliver such other documentation prescribed by

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applicable Requirements of Law or reasonably requested by such Borrower or the Agent as will enable such Borrower or the Agent to determine whether or not such Lender or Letter of Credit Issuer is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, any Foreign Lender or Foreign Letter of Credit Issuer shall deliver to the applicable Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which, in the case of a Foreign Lender, such Foreign Lender becomes a Lender under this Agreement, or, in the case of a Foreign Letter of Credit Issuer, such Foreign Letter of Credit Issuer becomes a Letter of Credit Issuer under this Agreement, (and from time to time thereafter upon the request of such Borrower or the Agent, but only if such Foreign Lender or Foreign Letter of Credit Issuer is legally entitled to do so), whichever of the following is applicable:

(i) duly completed and executed copies of Internal Revenue Service Form W-8BEN, or any successor form, and any required attachments thereto, claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(ii) duly completed and executed copies of Internal Revenue Service Form W-8ECI, or any successor form, and any required attachments thereto,

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the applicable Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed and executed copies of Internal Revenue Service Form W-8BEN, or any successor form, and any required attachments thereto, or

(iv) any other documentation prescribed by the U.S. law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed and executed together with such supplementary documentation as may be prescribed by the U.S. law to permit the applicable Borrower to determine the withholding or deduction required to be made.

Without limiting the generality of this Section 4.1(e), any Lender that is not a Foreign Lender or any Letter of Credit Issuer that is not a Foreign Letter of Credit Issuer shall complete and deliver to the applicable Borrower and the Agent (in such number of copies as shall be requested by the recipient) a statement signed by an authorized signatory of the Lender or the Letter of Credit Issuer to the effect that it is a United States person, for U.S. federal income tax purposes, together with duly completed and executed copies of Internal Revenue Service Form W-9, or successor form, and any required attachments thereto, establishing that the Lender or the Letter of Credit Issuer is not subject to U.S. backup withholding tax.

(f) Mitigation. Each Lender and Letter of Credit Issuer shall use reasonable efforts (in the case of a Lender, including reasonable efforts to change its applicable

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Lending Office) to avoid the imposition of any Indemnified Taxes or Other Taxes; provided, however, that such efforts would not subject such Lender or Letter of Credit Issuer to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or Letter of Credit Issuer. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or Letter of Credit Issuer in connection with such mitigation efforts.

(g) Treatment of Certain Refunds. If the Agent, any Lender or any Letter of Credit Issuer determines, in its sole discretion, that it is entitled to receive a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which any Borrower has paid additional amounts pursuant to this Section 4.1, it shall use reasonable best efforts to obtain such refund and upon receipt of any such refund shall promptly pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 4.1 with respect to the Taxes or Other Taxes giving rise to such refund, plus any interest included in such refund by the relevant Governmental Authority attributable thereto), net of all reasonable out-of-pocket expenses of the Agent, such Lender or such Letter of Credit Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Agent, such Lender or such Letter of Credit Issuer, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent, such Lender or such Letter of Credit Issuer in the event the Agent, such Lender or such Letter of Credit Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Agent, any Lender or such Letter of Credit Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person.

4.2 Illegality. If any Lender determines that any Requirement of Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund LIBOR Loans, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrowers through the Agent, any obligation of such Lender to make or continue LIBOR Loans or to convert Base Rate Loans to LIBOR Loans shall be suspended until such Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the applicable Borrowers shall, upon demand from such Lender (with a copy to the Agent), prepay or, if applicable, convert all LIBOR Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans. Upon any such prepayment or conversion, the applicable Borrowers shall also pay accrued interest on the amount so prepaid or converted.

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4.3 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a LIBOR Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such LIBOR Loan, (b) adequate and reasonable means do not exist for determining the Offshore Base Rate for any requested Interest Period with respect to a proposed LIBOR Loan, or (c) that the Offshore Base Rate for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Loans shall be suspended until the Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

4.4 Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or any Letter of Credit Issuer;

(ii) subject any Lender or any Letter of Credit Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBOR Loan made by it, or change the basis of taxation of payments to such Lender or such Letter of Credit Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 4.1 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or such Letter of Credit Issuer); or

(iii) impose on any Lender or any Letter of Credit Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or LIBOR Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such Letter of Credit Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such Letter of Credit Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such Letter of Credit Issuer, the Borrowers will pay to such Lender or such Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such Letter of Credit Issuer, as the case may be, for such additional costs incurred or reduction suffered.

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(b) Capital Requirements. If any Lender or any Letter of Credit Issuer determines that any Change in Law affecting such Lender or such Letter of Credit Issuer or any Lending Office of such Lender or such Lender’s or such Letter of Credit Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or such Letter of Credit Issuer’s capital or on the capital of such Lender’s or such Letter of Credit Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Letter of Credit Issuer, to a level below that which such Lender or such Letter of Credit Issuer or such Lender’s or such Letter of Credit Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Letter of Credit Issuer’s policies and the policies of such Lender’s or such Letter of Credit Issuer’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or such Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such Letter of Credit Issuer or such Lender’s or such Letter of Credit Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or any Letter of Credit Issuer setting forth the amount or amounts necessary to compensate such Lender or such Letter of Credit Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Letter of Credit Issuer, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or such Letter of Credit Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such Letter of Credit Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or such Letter of Credit Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than one hundred eighty (180) days prior to the date that such Lender or such Letter of Credit Issuer, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Letter of Credit Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

4.5 Compensation for Losses. Upon demand of any Lender (with a copy to the Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

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(b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrowers; or

(c) any assignment of a LIBOR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 4.8;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 4.5, each Lender shall be deemed to have funded each LIBOR Loan made by it at the LIBOR Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Loan was in fact so funded.

4.6 Mitigation Obligations. If any Lender requests compensation under Section 4.4, or if any Lender gives a notice pursuant to Section 4.2, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, provided that it would be an Eligible Assignee, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.4, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 4.2, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

4.7 Survival. All of the Borrowers’ obligations under this Article 4 shall survive termination of the Commitments and repayment of all other Obligations (other than Bank Product Obligations) hereunder.

4.8 Replacement of Lenders. (a) If and with respect to each occasion that a Lender other than the Agent either makes a demand for compensation pursuant to Sections 4.1 or 4.4 or is unable to fund LIBOR Loans pursuant to Section 4.2 or such Lender is a Defaulting Lender, the Borrowers may, upon at least five (5) Business Days’ prior irrevocable written notice to each of such Lender and Agent, in whole permanently replace the Commitment of such Lender; provided that (i) no Event of Default has occurred and is continuing at the time of such proposed replacement of the Commitment of such Lender, and (ii) the Borrowers shall replace such Commitment with the Commitment of a financial institution reasonably satisfactory to Agent (and such consent of the Agent shall not be unreasonably withheld or delayed). Such replacement Lender shall upon the effective date of replacement purchase the Loans owed to such replaced Lender for the aggregate amount thereof and shall thereupon for all purposes

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become a “Lender” hereunder. Such notice from the Borrowers shall specify an effective date for the replacement of such Lender’s Commitment, which date shall not be later than the thirtieth (30th) day after the day such notice is given. On the effective date of any replacement of such Lender’s Commitment pursuant to this Section 4.8, the Borrowers shall pay to Agent for the account of such Lender (a) any fees due to such Lender to the date of such replacement; (b) accrued interest on the principal amount of outstanding Loans held by such Lender to the date of such replacement, and (c) the amount or amounts requested by such Lender pursuant to Article 4. On or before the effective date for the replacement of such Lender’s Commitment, the Borrowers will cause any Letter of Credit issued by such replaced Lender to be terminated or transferred to the replacement Lender or to another Lender. Upon the effective date of repayment of any Lender’s Loans, the termination or transfer of such Lender’s Letters of Credit and termination of such Lender’s Commitment pursuant to this Section 4.8, such Lender shall cease to be a Lender hereunder. No such termination of any such Lender’s Commitment and the purchase of such Lender’s Loans and termination or transfer of such Lender’s Letters of Credit pursuant to this Section 4.8 shall affect (i) any liability or obligation of the Borrowers or any other Lender to such terminated Lender which accrued on or prior to the date of such termination or which by the terms of this Agreement expressly survive termination hereof or (ii) such terminated Lender’s rights hereunder in respect of any such liability or obligation.

ARTICLE 5

BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

5.1 Books and Records. Each Borrower shall, and shall cause its Subsidiaries to, maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). Each Borrower shall, and shall cause its Subsidiaries to, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each Borrower shall, and shall cause its Restricted Subsidiaries to, maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

5.2 Financial Information. Each Borrower will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall reasonably request, the following:

(a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, a consolidated audited balance sheet, income statement, cash flow statement and statement of change in stockholders’ equity for the Parent and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail,

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fairly presenting the financial position and the results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect of independent certified public accountants selected by the Borrowers and reasonably satisfactory to the Agent. Each Borrower hereby authorizes the Agent to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to such Borrower and to discuss directly with the Agent the finances and affairs of such Borrower; provided, however, the Agent shall give ATI not less than five (5) days prior written notice of any such communication, disclosure or discussion and nothing in this Section 5.2(a) shall limit the right of any of the Borrowers to be present during any such discussions.

(b) As soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter (other than the last fiscal quarter of any Fiscal Year), a consolidated unaudited balance sheet as of the end of such period, income statement and cash flow statement for the Parent and its consolidated Subsidiaries for such fiscal quarter and for the period from the beginning of the Fiscal Year to the end of such fiscal quarter, all in reasonable detail, fairly presenting the financial position and results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for such periods, and in each case in comparative form, figures for the corresponding period in the prior Fiscal Year, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a) (subject to normal year-end adjustments), together with a report identifying all Unrestricted Subsidiaries; provided, however, if Liquidity shall be less than $50,000,000 at any time, the Financial Statements described in this Section 5.2(b) shall thereafter (until Liquidity is more than $50,000,000 for 90 consecutive days) be provided monthly no later than 30 days after the end of each month and be prepared on a monthly basis. Each Borrower shall certify by a certificate signed by a Responsible Officer that all such statements have been prepared in accordance with GAAP and present fairly the consolidated financial position of the Parent and its consolidated Subsidiaries as at the dates thereof and results of operations for the periods then ended, subject to normal year-end adjustments.

(c) Within forty-five (45) days after the end of each fiscal quarter, a certificate of a Responsible Officer of ATI in the form of Exhibit A hereto setting forth in reasonable detail the calculations required to establish that the Borrowers were in compliance with the applicable covenants set forth therein at the end of such fiscal quarter, and stating that, except as explained in reasonable detail in such certificate, (i) all of the representations and warranties of the Borrowers contained in this Agreement and the other principal Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (ii) the Borrowers are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other principal Loan Documents, (iii) no Default or Event of Default then exists, and (iv) no Illiquidity Period has arisen or been in effect

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during such fiscal quarter, and setting forth in reasonable detail a calculation of Liquidity as of the end of such fiscal quarter. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or proposes to take with respect thereto.

(d) Within fifteen (15) days after the end of each month during which any portion of an Illiquidity Period shall be in effect, a certificate of a Responsible Officer of ATI in the form of the applicable portion of Exhibit A hereto setting forth in reasonable detail the calculations required to establish that the Borrowers were in compliance with the covenant set forth in Section 7.22 at the end of such month.

(e) Within forty-five (45) days after the end of each Fiscal Year, annual projections (to include a projected consolidated balance sheet, income statement and cash flow statement) for the Parent and its consolidated Subsidiaries as at the end of and for each month of the current Fiscal Year, including a calculation, satisfactory to the Agent and certified by ATI (the “Restricted Payment Certification”), of projected Liquidity for each month of such Fiscal Year and all anticipated Restricted Payments for the acquisition of Common Stock of the Parent described in Section 7.13(d) for each month of such Fiscal Year, demonstrating, in a manner satisfactory to the Agent, compliance with Section 7.13(d) for each such month and such Fiscal Year on a pro forma basis assuming that the applicable Restricted Payments, individually and in the aggregate, were made as of the first day of each such month during such Fiscal Year.

(f) Upon request of the Agent, copies of all reports on Forms 10-Q or 10-K and definitive proxy statements filed by the Parent or any of its Subsidiaries with the SEC under the Exchange Act.

(g) As soon as available, but in any event not later than 15 days after any Borrower’s receipt thereof, a copy of each annual management report prepared for the Parent or any Borrower by any independent certified public accountants.

(h) Upon request of the Agent, copies of any and all proxy statements, financial statements, and reports which the Parent makes available to its shareholders.

(i) Upon request of the Agent, within 30 days after filing with the IRS, a copy of each federal income tax return filed by the Parent or by any of its Subsidiaries.

(j) Within fifteen (15) days following the end of each month, (i) a Borrowing Base Certificate for such month, together with (A) a detailed calculation of Eligible Credit Card Accounts, Eligible Inventory, and Eligible Real Estate, (B) a calculation of Liquidity for such month and (C) a calculation of all Parent Share Repurchases for such month and (ii) a separately prepared summary stock ledger report with reconciliation to the corresponding Inventory reporting in the Borrowing Base Certificate; provided, however, if Liquidity shall at such time be less than $100,000,000, the Borrowing Base Certificate shall be accompanied by (A) a schedule of Eligible Credit Card Accounts; (B) an aging of all Borrowers’ accounts

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payable; (C) Inventory reports by category and location, together with a reconciliation to the corresponding Borrowing Base and to the Borrowers’ general stock ledger; (D) each of the financial and collateral reports described on Schedule 5.2(j), at the times set forth in such Schedule, (E) such other reports as to the Collateral as the Agent shall reasonably request from time to time; and (F) with the delivery of the foregoing, a certificate of a Responsible Officer of ATI certifying as to the accuracy and completeness of the foregoing; provided further, however, if Liquidity shall at any time be less than $50,000,000, the Borrowing Base Certificate and, to the extent requested by the Agent, other information described in this Section 5.2(j) shall thereafter be provided weekly. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the documents and information required to be provided under this Section 5.2(j) shall be provided on a more frequent basis than set forth herein if and as requested by the Agent. If records or reports of the Collateral of the type required to be delivered hereunder are prepared by an accounting service or other agent, each Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents (but only to the extent necessary to satisfy the foregoing reporting requirements) to the Agent, for distribution to the Lenders; provided however, the Agent shall give written notice to ATI not less than five (5) days prior to any such contact with such accounting service or agent.

(k) Promptly after a Borrower has notified the Agent of any intention by such Borrower to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

(l) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of the Parent, the Borrowers or any Subsidiary.

5.3 Notices to the Lenders. ATI shall notify the Agent in writing of the following matters at the following times:

(a) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware (i) of any Default or Event of Default, (ii) that Liquidity has become less than $100,000,000, $50,000,000 or $37,500,000 or (iii) the commencement of any Illiquidity Period;

(b) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

(c) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

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(d) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Parent, any Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect;

(e) As promptly as practicable but no later than three (3) Business Days after any Borrower becomes aware of any violation of any Requirement of Law by the Parent, any Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect;

(f) As promptly as practicable but no later than three (3) Business Days after receipt of any notice of any violation by the Parent, any Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that the Parent, any Borrower or any Subsidiary is not in compliance with any Environmental Law or is investigating the Parent, any Borrower’s or such Subsidiary’s compliance therewith to the extent any such non-compliance or investigation could reasonably be expected to have a Material Adverse Effect;

(g) As promptly as practicable but no later than three (3) Business Days after receipt of any written notice that the Parent, any Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Parent, any Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $5,000,000;

(h) As promptly as practicable but no later than three (3) Business Days after receipt of any written notice of the imposition of any Environmental Lien against any property of the Parent, any Borrower or any of its Subsidiaries;

(i) At least thirty (30) days prior to any change in (i) any Credit Party’s name as it appears in the state of its incorporation or other organization, or (ii) any Credit Party’s state of incorporation or organization, type of entity or form of organization, organizational identification number, or trade names under which any Borrower will sell Inventory or create Accounts or to which instruments in payment of Accounts may be made payable;

(j) Within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;

(k) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby which could reasonably be expected to have a

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Material Adverse Effect, within ten (10) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by the Parent, any Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by the Parent, any Borrower or any ERISA Affiliate;

(l) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within ten (10) Business Days after receipt thereof by any Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC’s intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

(m) Within ten (10) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase any Borrower’s annual costs with respect thereto by an amount in excess of $5,000,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which any Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by any Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before or within ten (10) days after the due date for such installment or payment; or

(n) Within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and, to the extent applicable, shall set forth the action that the Parent, such Borrower, its Subsidiaries, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

ARTICLE 6

GENERAL WARRANTIES AND REPRESENTATIONS

Each Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Required Lenders in writing:

6.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each Credit Party has the power and authority to execute, deliver and perform each of the Loan Documents to which it is a party, to incur the Obligations hereunder or under

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the Parent Guaranty, as applicable, and to grant to the Agent Liens upon and security interests in the Collateral. Each Credit Party has taken all necessary action (including obtaining approval of its stockholders or other equityholders, if necessary) to authorize its execution, delivery, and performance of the Loan Documents to which it is a party. The Loan Documents (other than those not required to be in effect on the date of this representation) to which it is a party have been duly executed and delivered by each Credit Party, and constitute the legal, valid and binding obligations of each Credit Party, enforceable against it in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles. Each Credit Party’s execution, delivery, and performance of the Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (a) any material contract, mortgage, lease, agreement, indenture, or instrument to which any Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (c) the certificate or articles of incorporation or bylaws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.

6.2 Validity and Priority of Security Interest. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral (except for those Liens identified in clauses (a), (b), (c), (d) and (f) of the definition of Permitted Liens and Liens permitted by clauses (b)(iv) through (viii) of Section 7.10 hereof) securing all the Obligations, and enforceable against each Credit Party and all third parties.

6.3 Organization and Qualification. Each Credit Party (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation, (b) is qualified to do business and is in good standing in each jurisdiction in which qualification is necessary in order for it to own or lease its property and conduct its business, except to the extent any such failure to be so qualified would not have a Material Adverse Effect on such Credit Party and (c) has all requisite power and authority to conduct its business and to own its property.

6.4 Corporate Name; Prior Transactions. As of the Effective Date, no Credit Party has, during the past five (5) years, been known by or used any other corporate or fictitious name other than AnnTaylor & Company, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

6.5 Subsidiaries and Affiliates. Schedule 6.5 is a correct and complete list of the name and relationship to the Parent of each and all of the Parent’s Subsidiaries and other Affiliates as of the Effective Date.

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6.6 Financial Statements and Projections.

(a) ATI has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Parent and its consolidated Subsidiaries as of February 2, 2008, and for the Fiscal Year then ended, accompanied by the report thereon of its independent certified public accountants, Deloitte & Touche LLC. All such financial statements have been prepared in accordance with GAAP (subject to normal year-end adjustments) and present accurately and fairly in all material respects the financial position of the Parent and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

(b) The Latest Projections when submitted to the Lenders as required herein represent the Borrowers’ best estimate of the future financial performance of the Parent and its consolidated Subsidiaries for the periods set forth therein and the Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrowers believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lenders (it being understood that the forecasts and forward looking statements are subject to significant uncertainties and contingencies, many of which are beyond the Borrowers’ control and that no guaranty can be given that the Latest Projections will be realized as further described in the Parent’s SEC filings).

6.7 Capitalization. As of the Effective Date, the authorized and issued capital stock of each Subsidiary (other than Subsidiaries of AnnTaylor Sourcing Far East) of the Parent is set forth on Schedule 6.7 and all such issued shares are validly issued and outstanding, fully paid and non-assessable and are owned beneficially and of record as set forth in Schedule 6.7 hereto.

6.8 Solvency. Each of (a) the Parent and its Subsidiaries on a consolidated basis are, and (b) each Borrower is, Solvent prior to and after giving effect to each Credit Extension.

6.9 Debt. After giving effect to the making of the Revolving Loans to be made on the Effective Date, the Parent and its Subsidiaries have no Debt as of the Effective Date, except (a) the Obligations, and (b) Debt described on Schedule 6.9.

6.10 Distributions. As of the Effective Date, except as set forth on Schedule 6.10, since February 2, 2008, no Restricted Payment has been declared, paid, or made upon or in respect of any capital stock or other securities of the Parent or any Borrower.

6.11 Real Estate; Store Locations. Schedule 6.11 sets forth, as of the Effective Date, a correct and complete list of all Real Estate owned by the Parent and the Borrowers and all store locations operated by the Parent and the Borrowers. As of the Effective Date, each material lease and sublease of the Parent and the Borrowers is valid and enforceable in accordance with its terms and is in full force and effect, and no material default by any Credit Party party to any such lease or sublease exists. As of the Effective Date, the Parent and each

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Borrower has good and marketable title in fee simple to its owned Real Estate, or valid leasehold interests in all material leasehold properties and the Parent and each Borrower has good, indefeasible, and merchantable title to all of its other property reflected on the February 2, 2008 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

6.12 Trade Names. As of the Effective Date, all material trade names or styles under which any Borrower creates Accounts in the United States, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.12.

6.13 Litigation. Except as set forth on Schedule 6.13, there is no pending, or to the best of each Borrower’s knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or to the best of each Borrower’s knowledge, investigation by any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect.

6.14 Labor Disputes. Except as to matters that could not reasonably be expected to have a Material Adverse Effect, as of the Effective Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Credit Parties, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Credit Parties or for any similar purpose, and (d) there is no pending or (to the best of each Borrower’s knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Credit Parties or their employees that could reasonably be expected to have a Material Adverse Effect.

6.15 Environmental Laws. Except for matters that could not reasonably be expected to have a Material Adverse Effect or as otherwise disclosed on Schedule 6.15:

(a) The Parent, each Borrower and its respective Subsidiaries have complied in all material respects with all Environmental Laws and none of the Parent, the Borrowers or their Subsidiaries nor any of their presently owned real property or presently conducted operations, nor their previously owned real property or prior operations to the extent relating to their ownership of or their operations on any property at the time of such ownership or operations on such property, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

(b) The Parent, each Borrower and its respective Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Parent, each Borrower and its respective Subsidiaries are in compliance with all material terms and conditions of such permits.

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(c) None of the Parent, any Borrower or its respective Subsidiaries nor, to the best of each Borrower’s knowledge, any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste.

(d) None of the Parent, any Borrower or its respective Subsidiaries has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

(e) To the best of each Borrower’s knowledge, none of the present or past operations of the Parent, any Borrower or its respective Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

(f) There is not now, nor to the best of each Borrower’s knowledge has there ever been on or in the Eligible Real Estate:

(1) any underground storage tanks or surface impoundments,

(2) any asbestos-containing material, or

(3) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment.

(g) None of the Parent, any Borrower or its respective Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

(h) None of the Parent, any Borrower or its respective Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on any Credit Party with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

(i) None of the products manufactured, distributed or sold by any of the Parent, any Borrower or its respective Subsidiaries contain asbestos containing material.

(j) No Environmental Lien has attached to the Eligible Real Estate.

6.16 No Violation of Law. None of the Parent, any Borrower nor any of their respective Subsidiaries is in violation of any Requirements of Law applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

6.17 No Default. As of the Effective Date, none of the Parent, any Borrower nor any of their respective Subsidiaries is in default with respect to any note, indenture, loan

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agreement, mortgage, lease, deed, or other agreement to which such Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

6.18 ERISA Compliance. Except for matters that could not reasonably be expected to have a Material Adverse Effect or as specifically disclosed in Schedule 6.18:

(a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state laws. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the knowledge of each Borrower, nothing has occurred which would cause the loss of such qualification. Each Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

(b) There are no pending or, to the best knowledge of each Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability as of January 1, 2003; (iii) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) neither any Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

6.19 Taxes. The Credit Parties have filed all federal and other material tax returns and reports required to be filed, and have paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except as permitted under Section 7.1.

6.20 Regulated Entities. None of the Credit Parties is an “Investment Company” within the meaning of the Investment Company Act of 1940, and none of the Credit Parties is subject to regulation under Requirements of Law limiting its ability to incur indebtedness.

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6.21 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for working capital and other corporate purposes. Neither the Parent, any Borrower nor any Subsidiary is engaged, principally or as one of its important activities, in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

6.22 Copyrights, Patents, Trademarks and Licenses, etc. The Parent and each Borrower owns, is licensed or otherwise has the lawful right to use, all patents, trademarks, service marks, trade names, copyrights, technology, know-how and processes (collectively the “Intellectual Property”) used in or necessary for the conduct of its business as currently conducted which are material to its financial condition, business, operations, assets and prospects, individually or taken as a whole. To the knowledge of the Borrowers, the use of such Intellectual Property by the Parent or the Borrowers does not infringe on the rights of any Person, subject to such claims and infringements the existence of which do not have or are not reasonably expected to have a Material Adverse Effect. The transactions contemplated by the Loan Documents will not impair the ownership of or rights under (or the license or other right to use, as the case may be) any Intellectual Property by the Parent or any Borrower in any manner which has or might have a Material Adverse Effect.

6.23 No Material Adverse Effect. No Material Adverse Effect has occurred since the date of the most recent audited Financial Statements delivered to the Lenders pursuant to Section 6.6(a) or 5.2(a).

6.24 Full Disclosure. None of the representations or warranties made to the Agent, the Letter of Credit Issuers or the Lenders by any Credit Party in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any written exhibit, report, statement or certificate furnished to the Agent, the Letter of Credit Issuers or the Lenders by or on behalf of any Credit Party in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of any Borrower to the Lenders prior to the Effective Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered (as the case may be).

6.25 Bank Accounts and Credit Card Processors. Schedule 6.25 contains as of the Effective Date (a) a complete and accurate list of all bank accounts maintained by all Credit Parties with any bank or other financial institution and (b) a complete list of all credit card processors or issuers of the Borrowers.

6.26 Governmental Authorization. The Parent and the Borrowers hold all licenses, permits and other approvals of Governmental Authorities necessary for the conduct of their business as currently conducted. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of any Loan Document to which it is a party, except such as have been obtained, given or made, as applicable.

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6.27 Tax Shelter Regulations. No Borrower intends to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If any Borrower so notifies the Agent, such Borrower acknowledges that one or more of the Lenders may treat its Loans and/or its interest in Non-Ratable Loans and/or Agent Advances and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

ARTICLE 7

AFFIRMATIVE AND NEGATIVE COVENANTS

Each Borrower covenants to the Agent and each Lender that so long as any of the Obligations (other than Bank Product Obligations) remain outstanding or this Agreement is in effect:

7.1 Taxes and Other Obligations. Each Borrower shall, and shall cause the Parent to, (a) file when due all U.S. federal and state income tax returns and other material returns and reports which it is required to file; and (b) pay, or provide for the payment, when due, of all U.S. federal taxes and other material taxes, fees, assessments and other charges of Governmental Authorities against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; provided, however, so long as ATI has notified the Agent in writing, none of the Parent or the Borrowers need pay any tax, fee, assessment, or governmental charge (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which the Parent or such Borrower, as the case may be, has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien).

7.2 Legal Existence and Good Standing. Except as otherwise permitted under Sections 7.10(a)(ix) or 7.16(a), each Borrower shall, and shall cause the Parent to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

7.3 Compliance with Law and Agreements; Maintenance of Licenses. Each Borrower shall comply, and shall cause the Parent to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws) where the failure to so comply could reasonably be expected to have a Material Adverse Effect. Each Borrower

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shall obtain and maintain, and shall cause the Parent to obtain and maintain, all material licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted from time to time in compliance with the terms hereof. No Borrower shall modify, amend or alter, or permit the Parent to modify, amend or alter, its certificate or articles of incorporation, or its limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not adversely affect the rights and interests of the Lenders or the Agent.

7.4 Maintenance of Property; Appraisals and Inspection of Property.

(a) Each Borrower shall maintain, and shall cause the Parent to maintain, all of its property material to the operation of its business in good operating condition and repair, ordinary wear and tear and, subject to Section 7.6, loss or damage from casualty or condemnation excepted.

(b) Each Borrower shall permit, and shall cause the Parent to permit, representatives and independent contractors of the Agent to visit and inspect any of its or the other Credit Parties’ properties, to conduct appraisals and audits of Collateral, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at reasonable times during normal business hours; provided, however, that (i) if Liquidity is equal to or greater than $100,000,000 at all times during any Fiscal Year, the Agent shall be reimbursed by the Borrowers for expenses in connection with, only one field exam and one inventory and fixed asset appraisal during such Fiscal Year, (ii) if Liquidity is less than $100,000,000 at any time during any Fiscal Year, the Agent shall thereafter be reimbursed by the Borrowers for expenses in connection with, up to three field exams and up to two inventory and fixed asset appraisals during such Fiscal Year, and (iii) if any Event of Default described in Section 9.1(a), (b), (c)(i) or (ii), (d), (e), (f), (g), (h), (i), (k), (l) or (m) shall have occurred and be continuing, the Agent shall be reimbursed by the Borrowers for all expenses in connection with, all field exams and appraisals requested by the Agent in its reasonable judgment.

7.5 Insurance.

(a) Each Borrower shall maintain, and shall cause the Parent to maintain, with financially sound and reputable insurers having a rating of at least A- or better by Best Rating Guide, insurance of such types as is customary for Persons of similar size engaged in the same or similar business in amounts and under policies reasonably acceptable to the Agent and otherwise as is customary for Persons of similar size engaged in the same or similar types of business. Without limiting the foregoing, in the event that any improved Real Estate covered by the Mortgages is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area (“SFHA”), each Borrower shall purchase and maintain flood insurance on the improved Real Estate and any Equipment and Inventory located on such Real Estate. The amount of said flood insurance shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. Each Borrower shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

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(b) Each Borrower shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as secured party or mortgagee and sole loss payee or additional insured with respect to each policy described in the foregoing clause (a) of this Section 7.5, in a manner reasonably acceptable to the Agent. Each such policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days’ prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Parent, any Borrower or any of its Subsidiaries or the owner of any Real Estate or the use of such Real Property by any of them for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrowers when due, and certificates of insurance and, if reasonably requested by the Agent, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If any Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.

7.6 Insurance and Condemnation Proceeds. Each Borrower shall promptly notify the Agent and the Lenders of any material loss, damage, or destruction to the Collateral, whether or not covered by insurance. The Agent is hereby authorized to collect all property insurance and condemnation proceeds in respect of Collateral in an amount in excess of $500,000 for any incident (“Excess Proceeds”) directly and to apply or remit them as follows:

(a) With respect to insurance and condemnation proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent may in its discretion remit such proceeds to the Borrowers or apply such proceeds to the reduction of the Obligations in the order provided for in Section 7.25 or, if applicable, Section 3.5.

(b) With respect to insurance and condemnation proceeds relating to Collateral consisting of Fixed Assets, the Agent shall permit or require the applicable Borrower to use such proceeds, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction so long as (1) no Event of Default has occurred and is continuing, (2) the aggregate proceeds do not exceed $3,000,000 and (3) ATI or such Borrower first (i) provides the Agent with plans and specifications for any such replacement, repair or restoration which shall be reasonably satisfactory to the Agent and (ii) demonstrates to the reasonable satisfaction of the Agent that the funds available to it will be sufficient to complete such project in the manner provided therein. In all other circumstances, the Agent may in its discretion remit such proceeds to the Borrowers or apply such insurance and condemnation proceeds to the reduction of the Obligations in the order provided for in Section 7.25 or, if applicable, Section 3.5.

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Any such proceeds other than Excess Proceeds may be retained by the Borrowers.

7.7 Environmental Laws.

(a) Each Borrower shall, and shall cause the Parent and each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant unless the failure to do so could not reasonably be expected to have a Material Adverse Effect and the Borrowers shall, and shall cause the Parent and each of its Subsidiaries to, take prompt and appropriate action to respond to any such non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

(b) Without limiting the generality of the foregoing, ATI shall submit to the Agent and the Lenders annually, commencing on the date that occurs one year after the Effective Date, and on each such anniversary date of the Effective Date thereafter, copies of any material notices received by the Borrowers from any Governmental Authority under any Environmental Law, if any, and copies of any environmental reports prepared by the Borrowers, in each case prepared by or received by the Borrowers during such prior year, if any. The Agent or any Lender may request copies of technical reports prepared by any Borrower and its communications with any Governmental Authority to determine whether such Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. At any time after the occurrence and during the continuation of any Event of Default, each Borrower shall, at the Agent’s or the Required Lenders’ request and at the applicable Borrower’s expense, with respect to any Real Property owned by any Borrower that is part of the Collateral (i) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the Agent has a reasonable basis to believe any material non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall increase in any material respect; provided that the Agent and its representatives will have the right at any reasonable time to enter and visit such Real Property and for the purposes of observing such Real Property. The Agent is under no duty, however, to visit or observe any Real Property owned by any Borrower that is part of the Collateral or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent’s Liens and preserving the Agent and the Lenders’ rights under the Loan Documents. No site visit, observation or testing by the Agent and the Lenders will result in a waiver of any default of any Borrower or impose any liability on the Agent or the Lenders. In no event will any site visit, observation or testing by the Agent be a representation that hazardous substances are or are not present in, on or under such Real Property, or that there has been or will be compliance with any Environmental Law. None of the Borrowers, any other Credit Party nor any other party is entitled to rely on any site visit, observation or testing by the Agent. The

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Agent and the Lenders owe no duty of care to protect the Borrowers, any other Credit Party or any other party against, or to inform the Borrowers, any other Credit Party or any other party of, any hazardous substances or any other adverse condition affecting any Real Property owned by any Borrower that is part of the Collateral. The Agent may in its discretion disclose to the Borrowers or to any other party if so required by any Requirement of Law any report or findings made as a result of, or in connection with, any site visit, observation or testing by the Agent. Each Borrower understands and agrees that the Agent makes no warranty or representation to the Borrowers or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. Each Borrower also understands that depending on the results of any site visit, observation or testing by the Agent and disclosed to the Borrowers, the Borrowers, the Parent, or its Subsidiaries may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the applicable Borrower without advice or assistance from the Agent. In each instance, the Agent will give the applicable Borrower reasonable notice before entering such Real Property. The Agent will make reasonable efforts to avoid interfering with such Borrower’s or any other Credit Party’s use of such Real Property or any other property in exercising any rights provided hereunder.

7.8 Compliance with ERISA. Each Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA.

7.9 Debt. No Borrower shall, nor permit the Parent to, create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Debt, except:

(a) the Obligations;

(b) Debt in the form of bank overdrafts in the ordinary course of business;

(c) (i) Debt incurred by any Borrower to finance Capital Expenditures and (ii) Capital Lease obligations of any Borrower;

(d) Debt in respect of Accommodation Obligations permitted under Section 7.12;

(e) Debt of the Parent to ATI in connection with any advances made pursuant to Section 7.11(b);

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(f) Debt in respect of Hedge Agreements and Foreign Currency Exchange Contracts entered into in the ordinary course of business and not for speculative purposes;

(g) intercompany Debt among the Borrowers;

(h) Permitted Existing Debt and refinancings, renewals or extensions thereof so long as (A) no Default or Event of Default exists or would be caused thereby, (B) the principal amount of any such Permitted Existing Debt is not increased (other than by an amount equal to the reasonable amount of fees and expenses payable in connection with such refinancing, renewal or extension); (C) the maturity date thereof is not accelerated as a result of any such refinancing, renewal or extension and (D) no such refinancing, renewal or extension would be otherwise detrimental in any material respect to the rights of or benefits to the Borrowers, the Agent or the Lenders;

(i) Debt of any Person assumed in connection with an Acquisition of such Person permitted under Sections 7.11(i) or 7.16(a) if such Person becomes a Borrower after the date hereof; provided, that such Debt exists at the time such Person becomes a Borrower and was not created in anticipation of such acquisition;

(j) Debt consisting of (A) unsecured deferred payment obligations of a Borrower owing to sellers in permitted Acquisitions and (B) customary purchase price adjustments, earn-outs, indemnification obligations and similar items of the Borrowers in connection with permitted Acquisitions and asset sales;

(k) the AT Sourcing Obligation; and

(l) other unsecured Debt of the Credit Parties (i) consisting of uncommitted letter of credit facilities for the issuance of letters of credit with an aggregate maximum face amount not exceeding $25,000,000 at any time and (ii) consisting of other unsecured Debt not exceeding in the aggregate a principal amount of $25,000,000 at any one time outstanding.

7.10 Sales of Assets; Liens.

(a) Sales. No Borrower shall, nor permit the Parent to, sell, assign, transfer, lease, convey or otherwise dispose of, any properties or assets, whether now owned or hereafter acquired, or any income or profits therefrom, except among the Credit Parties and except:

(i) sales of inventory and subleases of real property in the ordinary course of business;

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(ii) subleases of real property not in the ordinary course of business, but only to the extent the aggregate annual rental payments accrued under all such subleases do not exceed $1,000,000;

(iii) sales or other dispositions of equipment that is obsolete, unused or, in the judgment of such Borrower, no longer best used or useful in its business;

(iv) license or sublicense agreements or marketing agreements with third parties in the ordinary course of business, provided, however that no such license or sublicense or marketing agreement shall materially impair the ability of the Agent to dispose of the Collateral;

(v) sales or dispositions of Cash Equivalents;

(vi) Sales of Investments permitted under clauses (j) or (k) of Section 7.11; and

(vii) so long as no Event of Default shall have then occurred and be continuing or would result therefrom, transfer of cash or property in an amount not to exceed $1,000,000 (or, if Liquidity is in excess of $50,000,000 both before and after giving effect thereto, $10,000,000) for each Fiscal Year to a charitable foundation established by any Borrower or the Parent;

(viii) dispositions as the result of any taking or condemnation so long as insurance or condemnation proceeds are received in connection therewith and are applied as required by Section 7.6;

(ix) other sales of assets, including the sale of Securities of Subsidiaries, whether or not in the ordinary course of business, having an aggregate fair market value of not more than $15,000,000 pursuant to any one single disposition or $20,000,000 in the aggregate pursuant to several dispositions in any one Fiscal Year; and

(x) a sale of the Louisville, Kentucky distribution center as part of a sale-leaseback transaction in accordance with Section 7.18;

provided, that no disposition permitted above (other than transfers permitted by clause (i), (vi), (vii), (viii) or (x)) in excess of $1,000,000 per transaction shall be permitted unless the price to be received therefor represents the then fair market value of the asset or property sold at the time of such disposition and (other than in the case of subleases or license or sublicense or marketing arrangements) at least 70% of the price is to be paid in cash at the closing of the disposition.

(b) Liens. No Borrower shall, nor permit the Parent to, create, incur, assume or permit to exist, directly or indirectly, any Lien on or with respect to any of its property except:

(i) Liens granted to the Agent securing the Obligations;

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(ii) Liens upon (A) the interest or title of a lessor or secured by a lessor’s interest under any lease under which any Borrower is the lessee or (B) the interest of a lessee under any lease under which any Borrower is the lessor;

(iii) Permitted Liens;

(iv) Liens granted by any Borrower (including the interest of a lessor under a Capital Lease) and Liens on property existing at the time of acquisition thereof by such Borrower, in each case securing Debt permitted by Section 7.9(c), provided that such Liens are limited to the assets financed with such Debt;

(v) Permitted Existing Liens and any extensions, renewals and replacements thereof so long as (i) the amount of the obligations secured thereby is not increased in connection with any such extension, renewal or replacement and (ii) such Lien is limited to the property subject thereto prior to such extension, renewal or replacement;

(vi) Liens in respect of Debt of a Person permitted pursuant to Section 7.9(i) so long as such Liens attach only to assets of such Person existing prior to the Acquisition or merger of such Person;

(vii) to the extent Debt secured thereby is permitted to be extended, renewed, replaced or refinanced, a future Lien upon any property which is subject to a Lien described in clause (vi) above, if such future Lien attaches only to the same property, secures only such permitted extensions, renewals, replacements or refinancings and is of like quality, character and extent; and

(viii) Liens on cash earnest money deposits in connection with Acquisitions otherwise permitted by this Agreement in an aggregate amount not to exceed $2,500,000 at any time outstanding.

7.11 Investments. No Borrower shall, nor permit the Parent to, make or own, directly or indirectly, any Investment in any Person except:

(a) Investments by the Parent and the Borrowers in Cash Equivalents;

(b) Investments by any Borrower resulting from advances to the Parent to fund any of the items set forth in Section 7.13(a);

(c) Investments by the Parent in ATI;

(d) Investments by any Borrower in any other Borrower (other than any Investment made in connection with the Acquisition of any Borrower);

(e) Investments by the Borrowers in joint ventures (in the form of corporations, partnerships or otherwise) and Unrestricted Subsidiaries; provided that, after giving

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effect to such Investment (i) the aggregate amount then outstanding of all such Investments (other than the AT Sourcing Obligation) in excess of the amount of Investments in joint ventures and Unrestricted Subsidiaries existing on the Effective Date by the Borrowers (including Investments in the nature of sales and transfers of assets for less than fair market value and Accommodation Obligations) shall not exceed $37,500,000, (ii) Liquidity shall not be less than $37,500,000 both on the date of such Investment and on a pro forma basis for a period of twelve months following such Investment and (ii) no Event of Default shall exist or will occur as a result of such Investment;

(f) Investments not exceeding $10,000,000 at any one time outstanding in respect of loans to senior executives and key employees of the Parent or any Borrower; provided that after giving effect to such Investment, (i) Liquidity shall not be less than $37,500,000 both on the date of such Investment and on a pro forma basis for a period of twelve months following such Investment, and (ii) no Event of Default shall exist or will occur as a result of such Investment;

(g) Investments in the form of advance payments to suppliers not in excess of an aggregate amount of $20,000,000 outstanding at any one time, provided that, after giving effect to such Investment, (i) Liquidity shall not be less than $37,500,000 both on the date of such Investment and on a pro forma basis for a period of twelve months following such Investment, and (ii) no Event of Default shall exist or will occur as a result of such Investment;

(h) Investments in respect of Hedge Agreements and Foreign Currency Exchange contracts entered into in the ordinary course of business and not for speculative purposes;

(i) Investments the Borrowers made in connection with Acquisitions provided that (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition, (ii) the Person to be acquired will immediately become, directly or indirectly, a Wholly-Owned Subsidiary of ATI, (iii) the line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Borrowers at the time such Acquisition is consummated or is permitted to be conducted by the Borrowers pursuant to Section 7.14, (iv) immediately after giving effect to any such Investment (including reasonable estimates of any indemnification or purchase price adjustment obligations), Liquidity shall not be less than $37,500,000 both on the date of such Investment and on a pro forma basis for a period of twelve months following such Investment, and (v) immediately after giving effect to such Investment, no Event of Default shall exist or will occur as a result of such Investment; and

(j) promissory notes and other similar non-cash consideration received by any Borrower in connection with dispositions of assets permitted by Section 7.10(a);

(k) Investments in securities of account debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors;

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(l) Investments consisting of Accommodation Obligations permitted under Section 7.12 and the exercise thereof;

(m) Investments in joint ventures and Unrestricted Subsidiaries existing on the Effective Date and set forth on Schedule 7.11;

(n) Investments in the form of progress payments in connection with the development of software and related hardware made in the ordinary course of business and consistent with past practice of the Parent and the Borrowers; and

(o) other Investments not permitted elsewhere in this Section 7.11 by any Borrower not in excess of an aggregate amount of $20,000,000 outstanding at any one time, provided that, after giving effect to such Investment, (i) Liquidity shall not be less than $37,500,000 both on the date of such Investment and on a pro forma basis for a period of twelve months following such Investment, and (ii) no Event of Default shall exist or will occur as a result of such Investment.

The Borrowers hereby agree to provide to the Agent on the date of consummation of any Investment permitted under clauses (e), (f), (g), (i) and (o) above, a certificate of a Responsible Officer of ATI that each of the conditions contained in the provisos to such clauses have been met and demonstrating in a manner satisfactory to the Agent the required projected pro forma Liquidity on a monthly basis for the twelve month period following such Investment.

7.12 Accommodation Obligations. No Borrower shall, nor permit the Parent to, create or become or be liable, directly or indirectly, with respect to any Accommodation Obligation except:

(a) guaranties resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

(b) obligations, warranties and indemnities, not relating to Debt of any Person, which have been or are undertaken or made in the ordinary course of business and not for the benefit or in favor of an Affiliate of any Borrower or such Subsidiary;

(c) Accommodation Obligations of ATI in connection with obligations of the Parent to fund (A) income and franchise taxes payable in any Fiscal Year owed by the Parent pursuant to the Tax Sharing Agreement dated as of July 12, 1989 between the Parent and ATI; (B) other ordinary operating expenses of the Parent not in excess of $500,000 in any Fiscal Year; (C) purchases of capital stock of the Parent held by employees of any Credit Party to enable such employee to pay withholding taxes in connection with the vesting of such stock and (D) the Parent’s share of expenses incurred in connection with any public offering of Common Stock;

(d) Accommodation Obligations of the Parent or any Borrower in respect of any obligations of any Borrower otherwise permitted hereunder;

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(e) Accommodation Obligations with respect to obligations of Unrestricted Subsidiaries to the extent such Accommodation Obligations constitute Investments permitted by Section 7.11(e);

(f) Accommodation Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Acquisitions or asset sales permitted by this Agreement; and

(g) Accommodation Obligations in respect of performance bonds, surety bonds, appeal bonds or custom bonds required in the ordinary course of business or in connection with judgments that do not result in an Event of Default.

7.13 Restricted Payments. No Borrower shall, nor permit the Parent to, declare or make any Restricted Payment except:

(a) dividends paid and declared in any Fiscal Year by ATI to the Parent to fund (i) income and franchise taxes payable in such Fiscal Year owed by the Parent pursuant to the Tax Sharing Agreement dated as of July 12, 1989 between the Parent and ATI; (ii) other ordinary operating expenses of the Parent not in excess of $500,000 in any Fiscal Year; (iii) purchases of Common Stock of the Parent held by employees of any Credit Party to enable such employee to pay withholding taxes in connection with the vesting of such stock and (iv) the Parent’s share of expenses incurred in connection with any public offering of Common Stock;

(b) any Restricted Payment made by any Borrower (other than ATI) on its capital stock;

(c) Restricted Payments by the Parent or any Borrower (in addition to payments made pursuant to clause (a)(i) of this Section) to acquire shares of Common Stock from employees of the Parent or any Borrower in an aggregate amount not exceeding $100,000 in any Fiscal Year; and

(d) Restricted Payments by ATI to the Parent to concurrently fund any dividend, redemption, retirement, sinking fund, or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of Common Stock of the Parent now or hereafter outstanding and Restricted Payments by the Parent for such purpose; provided that after giving effect to any such Restricted Payment (i) Liquidity shall not be less than $37,500,000 on the date of such Restricted Payment and on a pro forma basis (calculated assuming that such Restricted Payment was made on the first day of the then current month) for the following twelve-month period, including the month in which such Restricted Payment is made, and (ii) no Default or Event of Default shall exist or will occur as a result of such Restricted Payment.

If Liquidity is equal to or less than $50,000,000 at any time within the 30 day period immediately preceding any Restricted Payment permitted under clause (d) above, the Borrowers hereby agree to provide to the Agent on the date of consummation of each such Restricted Payment, a certificate of a Responsible Officer of ATI certifying that each of the conditions contained in Section 7.13(d) have been met and demonstrating in a manner satisfactory to the Agent such compliance.

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7.14 Conduct of Business. No Borrower shall, nor permit any of its Restricted Subsidiaries to, engage in any business other than (a) the business engaged in by such Borrower or such Subsidiary on the date hereof and other businesses similar or related thereto; and (b) any business activities related to the home furnishings industry.

7.15 Transactions with Affiliates. No Borrower shall, nor permit the Parent to, at any time after the Effective Date directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates outside the ordinary course of its business or inconsistent with past practices or on terms that are less favorable to it than those fair and reasonable terms that might be obtained in a comparable arms-length transaction at the time; provided that the foregoing restriction shall not apply to transactions among any Borrower and any other Credit Party, customary fees paid to members of the Board of Directors of any Borrower or the Parent or arrangements permitted under Section 7.11(f) or the business contemplated by the joint ventures permitted under Section 7.11(e).

7.16 Restriction on Fundamental Changes. No Borrower shall, nor permit the Parent to, enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired, except (i) as otherwise permitted under Section 7.10(a), (ii) that any Borrower may merge into or convey, sell, lease or transfer all or substantially all of its assets to, any other Borrower, (iii) that nothing contained herein shall prohibit any Subsidiary of ATI from voluntarily dissolving or liquidating if in the reasonable opinion of ATI’s senior management such dissolution or liquidation has no reasonable likelihood of having a Material Adverse Effect and (iv) the merger of any Person with or into a Borrower if the Acquisition of the capital stock of such Person by such Borrower would have been permitted under Section 7.11(j); provided, that (x) in the case of ATI, ATI shall be the continuing or surviving Person and (y) if a Borrower (other than ATI) is not the surviving or continuing Person, the surviving Person becomes a Borrower and a party to this Agreement and all other applicable Loan Documents in accordance with Section 7.24(c).

7.17 ERISA. No Borrower shall, nor permit any of its ERISA Affiliates to, do any of the following to the extent that such act or failure to act would in the aggregate, after taking into account any other such acts or failures to act, have a Material Adverse Effect:

(a) Engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

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(b) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), whether or not waived;

(c) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of any Borrower or any ERISA Affiliate under Title IV of ERISA;

(d) fail, or permit any ERISA Affiliate to fail, to make any contribution or payment to any Multiemployer Plan which any Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any Requirement of Law pertaining thereto;

(e) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or

(f) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability for the plan year such that any Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code.

7.18 Sales and Leasebacks. Except with respect to any sale-leaseback of the Borrowers’ main distribution center in Louisville, Kentucky approved by the Required Lenders, no Borrower shall, nor permit the Parent to, become liable, directly or by way of any Accommodation Obligation, with respect to any lease, whether an Operating Lease or a Capital Lease, of any property whether now owned or hereafter acquired, (a) which any Borrower has sold or transferred or is to sell or transfer to any other Person, or (b) which such Borrower intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by that entity to any other Person in connection with such lease.

7.19 Margin Regulations. No portion of the proceeds of any credit extended under this Agreement shall be used, directly or indirectly, in any manner which would cause any Credit Extension or the application of such proceeds to violate Regulation U or X of the Federal Reserve Board, in each case as in effect on the date or dates of such Credit Extension and such use of proceeds.

7.20 Change of Fiscal Year. Neither the Parent nor any Borrower shall change its Fiscal Year.

7.21 Subsidiaries.

(a) No Borrower shall, nor permit the Parent to, hereafter (i) become a general partner in any general partnership or limited partnership or (ii) organize or acquire any other Person, except (A) any Borrower may organize or acquire any new Wholly Owned Subsidiary that becomes a Borrower pursuant to the terms of Section 7.24(c) and (B) subject to the provisions of Section 7.24(d), any Borrower may organize, acquire or participate in any new joint venture (other than a general partnership) or Unrestricted Subsidiary permitted pursuant to Section 7.11(e).

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(b) No Borrower shall create or otherwise permit to become effective any consensual encumbrance or restriction of any kind, other than those contemplated in or permitted under the Loan Documents (including, without limitation, Liens permitted under Section 7.10(b)(iv) hereof), on the ability of any Borrower to pay dividends or make any other distribution in respect of its stock or make any other Restricted Payment, pay any Debt or other obligation owed to any other Borrower, make loans or advances or other Investments in any other Borrower or sell, transfer or otherwise convey any of its property to any other Borrower except in any lease the terms of which prohibit the transfer of such lease to any Credit Party or otherwise.

7.22 Fixed Charge Coverage Ratio. As of the end of each month during which an Illiquidity Period shall be in effect, ATI shall maintain a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for each Twelve-Month Period ended on the last day of such month.

7.23 Further Assurances. The Credit Parties shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

7.24 Pledge of After-Acquired Property; Additional Borrowers. (a) With respect to any property acquired after the Effective Date by the Parent or any Borrower (other than (1) any property described in paragraph (b), (c) or (d) below, (2) any property subject to a Lien expressly permitted by Section 7.10(b)(iv), (vi), (vii) and (viii), (3) leasehold interests, motor vehicles and other property excluded from the Collateral pursuant to Section 2(a) of the Security Agreement, (4) any shares of Parent’s capital stock or (5) any Margin Stock, unless the Parent or the Borrowers in aggregate own at any time Margin Stock (other than shares of Parent’s capital stock) with an aggregate value over $1,000,000, in which case this Section will apply to Margin Stock (other than shares of Parent’s capital stock) to the extent not promptly disposed of for Cash Equivalents to be included as Collateral) as to which the Agent, for the benefit of the Lenders, does not have a perfected Lien, the applicable Borrower shall, or shall cause the Parent to, promptly (i) execute and deliver to the Agent such amendments to the Pledge and Security Agreement or such other documents as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Agent, for the benefit of the Lenders, a perfected first priority (subject to prior Liens permitted under the Loan Documents) security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Documents or by any Requirement of Law or as may be requested by the Agent; provided, that the Borrowers shall not be required to update (or reimburse the Agent for any update of) any filings with the U.S. Patent & Trademark Office more frequently than once per year.

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(b) With respect to any fee interest in any real property having an Appraised Value (together with improvements thereof) of at least $7,500,000 acquired after the Effective Date by the Parent or any Borrower (other than any such real property subject to a Lien expressly permitted by Section 7.10(b)(iv), (vi) or (vii)), the applicable Borrower shall, or shall cause the Parent to, promptly (i) execute and deliver a first priority (subject to prior Liens as permitted under the Loan Documents) mortgage, in favor of the Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Agent) as well as a current ALTA survey thereof, together with a surveyor’s certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Agent in connection with such mortgage or deed of trust, each of the foregoing in form and substance reasonably satisfactory to the Agent and (iii) if requested by the Agent, deliver to the Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

(c) With respect to any Subsidiary other than an Unrestricted Subsidiary created or acquired after the Effective Date, the applicable Borrower shall promptly (i) cause such new Subsidiary (A) to become a party to this Agreement as a “Borrower” hereunder and the Security Agreement as “Grantor”, (B) to take such actions necessary or advisable to grant to the Agent for the benefit of the Lenders a perfected first priority (subject to prior Liens is permitted under the Loan Documents) security interest in the Collateral described in the Security Instruments with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Instruments or by Requirement of Law or as may be requested by the Agent and (C) to deliver to the Agent a certificate of such Subsidiary of the type delivered on the Effective Date with respect to other Borrowers in form and substance satisfactory to the Agent, (ii) execute and deliver to the Agent such amendments to the Security Instruments and UCC-1 financing statements as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Lenders, a perfected first priority (subject to prior Liens permitted under the Loan Documents) security interest in the Securities of such new Subsidiary that are owned by any Borrower, (iii) deliver to the Agent the certificates, if any, representing such Securities, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of such Borrower, and (iv) if requested by the Agent, deliver to the Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

(d) With respect to any new Unrestricted Subsidiary created or acquired or any new Investment permitted under this Agreement arising after the Effective Date, the applicable Borrower shall promptly take any action and execute and deliver to the Agent all documents and agreements required by the applicable Security Instruments.

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7.25 Cash Collateral and Deposit Accounts.

(a) Until the Agent notifies ATI to the contrary, the Credit Parties shall make collection of all Accounts and other Collateral for the Agent, shall receive all payments as the Agent’s trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into one or more Approved Deposit Accounts established in the name of such Credit Party. All amounts deposited into such Approved Deposit Accounts shall be swept on a daily basis and transferred to the Payment Account for further dispersal subject to the Blocked Account Agreement. None of the Borrowers shall make any material change in their cash management practices, including any change that would cause amounts held in any Approved Deposit Account not to be swept on a daily basis to the Payment Account. Following receipt of written notice from the Agent that an Activation Period (as defined below) exists and until receipt of written notice from the Agent that all Activation Periods have terminated, the Clearing Bank shall not permit any Credit Party to make any withdrawals from the Payment Account. Prior to or after the termination of an Activation Period, the Credit Parties shall have the right to operate and transact business through the Payment Account in normal fashion, including making withdrawals from the Payment Account, but covenants to the Agent it will not close the Payment Account. No later than two (2) Business Days following the commencement of the Activation Period, and continuing on each Business Day thereafter, the Clearing Bank shall transfer all collected and available balances in the Payment Account to the Agent as the Agent shall direct. The “Activation Period” means each period which (a) commences upon the day that either (i) Liquidity is less than $37,500,000 or (ii) an Event of Default has occurred and is continuing, and (b) terminates on the day Liquidity is in excess of $50,000,000 for a period of fifteen (15) consecutive days or such Event of Default has been waived, as applicable. The agreement herein regarding the definition of “Activation Period” and the dollar amount $37,500,000 shall supersede any agreement between ATI and the Agent contained in the Blocked Account Agreement, and the parties hereto agree that the dollar amount of $30,000,000 contained in paragraph 1(f) of the Blocked Account Agreement shall be deemed to be “$37,500,000” for the purpose of determining whether an “Activation Event” has occurred thereunder.

(b) On or prior to the Effective Date, the Borrowers shall have delivered to the Agent (i) notifications executed by each of the Borrowers to each depository institution identified on Schedule 6.25 in form and substance reasonably satisfactory to the Agent of the Agent’s interest in each related Deposit Account (each, a “DDA Notification”), which DDA Notifications shall be held in escrow by the Agent until the occurrence of an Activation Period, at which time the Agent may, in its discretion, forward such DDA Notifications to the applicable institutions, and (ii) notifications executed on behalf of the Borrowers to each credit card processor identified on Schedule 6.25 in form and substance reasonably satisfactory to the Agent of the Agent’s interest in all related credit card receivable proceeds (each, a “Credit Card Notification”), which Credit Card Notifications the Agent may, in its discretion, forward to the applicable credit card processors at any time. The DDA Notifications and the Credit Card Notifications shall require during the continuance of an Activation Period, the sweep on each Business Day of all available cash receipts and other proceeds from the sale or disposition of any

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Collateral, including, without limitation, the proceeds of all credit card receivables (all such cash receipts and proceeds, “Cash Receipts”) (and with respect to institutions which maintain a Deposit Account net of a minimum balance not to exceed $10,000) to the Payment Account.

(c) The Borrowers may close Deposit Accounts and/or open new Deposit Accounts, subject to the execution and delivery to the Agent of appropriate DDA Notifications consistent with the provisions of this Section 7.25. Unless consented to in writing by the Agent, the Borrowers may not enter into any agreements with additional credit card processors unless, contemporaneously therewith, a Credit Card Notification is executed and delivered to the Agent.

(d) If at any time during the continuance of an Activation Period, any cash or cash equivalents owned by the Borrowers and constituting proceeds of Collateral are deposited to any account, or held or invested in any manner, other than in an Approved Deposit Account, the Agent may require the Borrowers to close such account and have all funds therein transferred to the Payment Account, or such other Approved Deposit Account as the Agent may direct.

(e) In the event that, notwithstanding the provisions of this Section 7.25, during the continuance of an Activation Period, the Borrowers receive or otherwise have dominion and control of any such proceeds or collections of Collateral, such proceeds and collections shall be held in trust by the Borrowers for the Agent and shall not be commingled with any of the Borrowers’ other funds or deposited in any account of any Borrower other than as instructed by the Agent.

(f) All payments received by the Agent during an Activation Period at a bank account designated by it, will be the Agent’s sole property for its benefit and the benefit of the Lenders and, provided no Event of Default shall have occurred and be continuing, will be credited to the Loan Account immediately (conditional upon final collection) if received no later than 12:00 noon (New York City time) and otherwise on the next Business Day and shall be applied to outstanding Obligations as follows: first, to pay any fees, indemnities or expense reimbursements then due to the Agent; second, to pay interest and principal due to the Bank in respect of all Non-Ratable Loans; third, to pay all fees, expenses and indemnities due to the Letter of Credit Issuers in respect of Letters of Credit; fourth, to pay any Obligations constituting fees due to the Lenders (other than fees relating to Bank Products); fifth, to pay interest due in respect of all Loans (other than Non-Ratable Loans); and sixth, to pay or prepay principal of all Loans (other than Non-Ratable Loans) and unpaid reimbursement obligations in respect of Letters of Credit; with any excess after all such applications of payment being released to the Borrowers.

ARTICLE 8

CONDITIONS OF LENDING

8.1 Conditions Precedent to Making of Loans on the Effective Date. The obligation of the Lenders to make the initial Revolving Loans, if any, on the Effective Date, and

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the obligation of the Agent to cause any Letter of Credit Issuer to initially issue any Letter of Credit on the Effective Date (including for purposes hereof, the inclusion of each letter of credit set forth on Schedule 1.3 hereto as a Letter of Credit governed by this Agreement), are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

(a) This Agreement and the other Loan Documents shall have been executed by each party thereto and the Borrowers shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Borrowers before or on such Effective Date.

(b) Immediately after making the Revolving Loans (including such Revolving Loans made to pay fees, costs and expenses then payable under this Agreement), if any, on the Effective Date and after giving effect to any Letters of Credit issued or outstanding on the Effective Date, the Borrowers shall have Availability of at least $50,000,000.

(c) The Agent and the Lenders shall have received such opinions of counsel for the Borrowers and the other Credit Parties as the Agent shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

(d) The Agent shall have received:

(i) fully completed financing statements to be filed under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent’s Liens; and

(ii) duly executed UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the property of the Credit Parties other than Liens permitted hereunder.

(e) The Borrowers shall have paid all fees and expenses of the Agent and the Attorney Costs of single counsel to the Agent and the Lenders incurred by the Agent in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

(f) The Agent shall have received, in form, scope, and substance, reasonably satisfactory to the Agent, evidence of all insurance coverage as required by this Agreement.

(g) The Agent shall have received completed appraisals and field examinations, with results reasonably satisfactory to the Agent.

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(h) All proceedings taken in connection with the execution of this Agreement, all other Loan Documents and all documents and papers relating thereto shall be reasonably satisfactory in form, scope, and substance to the Agent and the Lenders.

(i) Without limiting the generality of the items described above, each Borrower and each Person guarantying or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the “Closing Checklist” delivered by the Agent to ATI prior to the Effective Date.

The acceptance by the Borrowers of any Credit Extension made on the Effective Date shall be deemed to be a representation and warranty made by the Borrowers to the effect that all of the conditions precedent to the making of such Credit Extension have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of each Borrower, dated the Effective Date, to such effect.

Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 8.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 8.1, and (iii) all documents sent to such Lender for approval consent, or satisfaction were acceptable to such Lender.

8.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on or after the Effective Date, and the obligation of any Letter of Credit Issuer to issue or permit the renewal (automatic or otherwise) of any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such Credit Extension:

(a) The following statements shall be true, and the acceptance by any Borrower of any Credit Extension shall be deemed to be a statement to the effect set forth in clauses (i), (ii) and (iii) with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of such Borrower, dated the date of such Credit Extension, stating that:

(i) The representations and warranties of the Credit Parties contained in this Agreement and the other principal Loan Documents are correct in all material respects on and as of the date of such Credit Extension and are deemed made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by any Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

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(ii) No event has occurred and is continuing, or would result from such Credit Extension, which constitutes a Default or an Event of Default; and

(iii) No event has occurred and is continuing, or would result from such Credit Extension, which has had or would have a Material Adverse Effect.

(b) No such Credit Extension shall exceed Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders’ Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of Sections 1.2(h) or (i) or any Revolving Loan made to reimburse any drawing under a Letter of Credit pursuant to Section 1.3(e).

ARTICLE 9

DEFAULT; REMEDIES

9.1 Events of Default. It shall constitute an event of default (“Event of Default”) if any one or more of the following shall occur for any reason:

(a) any failure by any Borrower to pay (i) the principal of the Loans when due, (ii) the interest on any of the Obligations (other than Bank Product Obligations) or any fee hereunder when due, whether upon demand or otherwise and such failure under this clause (ii) shall continue for a period of three (3) or more Business Days, or (iii) any other amount owing hereunder when due, whether upon demand or otherwise and such failure under this clause (iii) shall continue for a period of five (5) or more Business Days;

(b) any representation or warranty made or deemed made to the Agent, the Letter of Credit Issuers or the Lenders by any Borrower in this Agreement or by any Credit Party in any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Borrower or any of its Subsidiaries at any time to the Agent, the Letter of Credit Issuers or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

(c) (i) any default by a Credit Party shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2(j), 7.2, 7.9 through 7.22 or 7.25 (including any corresponding default of the Parent under Section 4(g) of the Parent Guaranty), (ii) any default by a Credit Party shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2 (other than 5.2(j)), 5.3 or 7.5 (including any corresponding default of the Parent under Section 4(g) of the Parent Guaranty) and such default shall continue for five (5) Business Days or more after written notice thereof from the Agent or any Lender or actual knowledge thereof by a Responsible Officer of any Borrower; or (iii) any default by a Credit Party shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other principal Loan Document, and such default shall continue for thirty (30) days or more after written notice thereof from the Agent or any Lender or actual knowledge thereof by a Responsible Officer of any Borrower;

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(d) any default shall occur with respect to any Debt (other than the Obligations but including Bank Product Obligations) of any Borrower or any of its Subsidiaries in an outstanding principal amount which exceeds $5,000,000 (“Material Debt”), or under any agreement or instrument under or pursuant to which any such Material Debt may have been issued, created, assumed, or guaranteed by any Borrower or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Material Debt to accelerate, the maturity of any such Material Debt; or any such Material Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

(e) any Credit Party shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Bankruptcy Code or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

(f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of any Credit Party or for any other relief under the Bankruptcy Code or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition or proceeding shall continue in effect and not be dismissed or stayed for a period of sixty (60) consecutive days after the filing or commencement thereof, or an order of relief shall be entered with respect thereto under the Bankruptcy Code;

(g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for any Credit Party or for all or any material part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any material part of the property of any Credit Party;

(h) any Credit Party shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof except as permitted by Section 7.16(a)(iii);

(i) any Unrestricted Subsidiary shall be subject to any event described in the foregoing clauses (e), (f), (g) or (h) of this Section 9.1 and such event would reasonably be expected to result in a Material Adverse Effect;

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(j) all or any material part of the property of any Credit Party shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of such Credit Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

(k) any material Loan Document shall be revoked or declared void, invalid or unenforceable or any Credit Party shall reject or deny its obligations under any Loan Document;

(l) one or more judgments, orders, decrees or arbitration awards is entered against any Credit Party involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of sixty (60) days after the entry thereof;

(m) any loss, theft, damage or destruction of any item or items of Collateral or other property of any Credit Party occurs which would reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

(n) for any reason other than any failure of the Agent to take any action available to it to maintain perfection of the Agent’s Liens, pursuant to the Loan Documents, any material Loan Document ceases to be in full force and effect (other than in accordance with its terms) or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

(o) any Termination Event occurs which will or is reasonably likely to subject either ATI or an ERISA Affiliate to a liability which will or is reasonably expected to have a Material Adverse Effect; or

(p) there occurs a Change in Control.

9.2 Remedies.

(a) Upon the occurrence and during the continuation of any Event of Default, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrowers: (i) reduce advance rates against any amounts used in calculating the Borrowing Base or otherwise reduce one or more other elements of the Borrowing Base, effective only for so long as such Event of Default continues without being waived; (ii) reduce the Total Facility Amount, effective only for so long as such Event of Default continues without being waived; (iii) restrict the amount of or refuse to make Revolving Loans, effective only for

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so long as such Event of Default continues without being waived; and (iv) restrict or refuse to provide Letters of Credit, effective only for so long as such Event of Default continues without being waived; (v) terminate the Commitments; (vi) declare any or all Obligations (other than Bank Product Obligations) to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h) as to any Credit Party, the Commitments shall automatically and immediately expire and all Obligations (other than Bank Product Obligations) shall automatically become immediately due and payable without notice or demand of any kind; (vii) require the Borrowers to Fully Support all outstanding Letter of Credit Obligations; and/or (viii) pursue its other rights and remedies under the Loan Documents and applicable law. Agent will use commercially reasonable efforts to provide notice to ATI of any remedy or other action described under this Section 9.2(a), but the failure to give such notice shall not impair any right or remedy otherwise available to the Agent or create any right or remedy in favor of any Credit Party or liability of the Agent or any Lender.

(b) If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the applicable Borrower’s premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the applicable Borrower shall, upon the Agent’s demand, at such Borrower’s cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable in its sole discretion and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to such Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to such Borrower’s address specified in or pursuant to Section 14.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to such Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Borrower irrevocably waives: (A) the posting of any bond, surety or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. To the extent not prohibited by applicable Requirements of Law or by any material contract of any Credit Party, the Agent is hereby granted a license or other right to use, without charge, such Borrower’s labels, patents,

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copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and such Borrower’s rights under all licenses and all franchise agreements shall inure to the Agent’s benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys’ fees, and then to the Obligations. The Agent will return any excess to such Borrower and such Borrower shall remain liable for any deficiency.

(c) If an Event of Default occurs and is continuing, each Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent’s rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

ARTICLE 10

TERM AND TERMINATION

10.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (other than Bank Product Obligations) (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrowers shall immediately arrange for the Letters of Credit then outstanding to be Fully Supported.

ARTICLE 11

AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

11.1 Amendments and Waivers.

(a) Except as otherwise provided for herein or in such other Loan Documents, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower or any other Credit Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and each Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and each Borrower and acknowledged by the Agent, do any of the following:

(i) increase or extend the Commitment of the Lenders (provided that if any Lender desires to increase its Commitment and such increase would not result in an increase in the aggregate Commitments, only the consent of such Lender shall be required for such increase);

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(ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

(iii) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable to the Agent, the Letter of Credit Issuers or the Lenders hereunder or under any other Loan Document;

(iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

(v) increase any of the percentages set forth in the definition of the Borrowing Base or in the proviso to Section 1.2(i)(i);

(vi) amend this Section or any provision of this Agreement providing for consent or other action by all Lenders;

(vii) release any Borrower or any Guarantor or release Collateral other than as otherwise expressly permitted by the Loan Documents;

(viii) change the definition of “Required Lenders”;

(ix) increase the Total Facility Amount or Letter of Credit Subfacility; or

(x) change Section 3.5 in any manner that would alter the ratable sharing of payments among Lenders;

provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in clauses (v) and (ix) above and any other terms of this Agreement, make Agent Advances in accordance with Section 1.2(i) and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and provided further, that Schedule 1.1 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

(b) If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Agent’s election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

(c) If, in connection with any proposed amendment, waiver or consent (a “Proposed Change”) requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (c) being referred to as a “Non-Consenting Lender”), then, so

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long as the Agent is not a Non-Consenting Lender, at the Borrowers’ request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent’s approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders’ Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

11.2 Assignments; Participations.

(a) Any Lender may assign and delegate to one or more Eligible Assignees (each an “Assignee”) all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $1,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $5,000,000); provided, however, that the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers (or ATI on behalf of the Borrowers) and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrowers (or ATI on behalf of the Borrowers) and the Agent an Assignment and Acceptance in the form of Exhibit F (“Assignment and Acceptance”) together with any note or notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500. Each Borrower agrees to promptly execute and deliver promissory notes and replacement promissory notes as reasonably requested by the Agent or any Lender to evidence assignments of the Loans and Commitments in accordance herewith.

(b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in

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connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Borrower to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) Immediately upon satisfaction of the requirements of Section 11.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

(e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of any Borrower (a “Participant”) participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the “originating Lender”) hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Section 11.1(a)(i), (ii) and (iii), and (v) all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. If a Lender sells a participating interest in its Loans, commitments or other interests hereunder as described

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above, such Lender shall thereafter maintain at its address specified on the signature pages hereto, as agent for the Borrowers, a register (the “Participation Register”) for the recordation of the names and addresses of each Participant and the principal amounts of each such participation. A Participant may not, with respect to such participation, enter into any subparticipation or otherwise subdivide, sell, transfer or assign any of its rights therein without prior written consent of the applicable Lender, which consent shall not be unreasonably withheld or delayed. In the event that the Lender consents to the proposed subparticipation, sale, transfer or assignment of or with respect to any participation (any such subdivision, sale, transfer or assignment, a “Transfer”), the Lender shall thereafter maintain at its address specified on the signature pages hereto a copy of the written consent to such Transfer and shall record the names and addresses of each transferee (a “Transferee”) and the principal amount of each such Transfer in the Participation Register. A Participant shall not be entitled to receive any greater payment under Section 4.1 or 4.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 4.1 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 4.1(e) as though it were a Lender.

(f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR §203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

ARTICLE 12

THE AGENT

12.1 Appointment and Authorization. Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 12. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead,

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such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to Section 1.2(i), and (c) the exercise of remedies pursuant to Section 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

12.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

12.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any of any Borrower’s Subsidiaries or Affiliates.

12.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with

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a request or consent of the Required Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

12.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or any Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article 9; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

12.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of any Borrower and its respective Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower and its respective Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower which may come into the possession of any of the Agent-Related Persons.

12.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 14.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting directly from such Agent-Related Person’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent

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upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the payment of all Obligations (other than Bank Product Obligations) hereunder and the resignation or replacement of the Agent.

12.8 Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Borrower and its respective Subsidiaries and Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding any Borrower, its respective Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of such Borrower or such Subsidiary) and acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms “Lender” and “Lenders” include the Bank in its individual capacity.

12.9 Successor Agent. The Agent may resign as Agent upon at least 30 days’ prior notice to the Lenders and the Borrowers (or to ATI on behalf of the Borrowers), such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders reasonably acceptable to the Borrowers. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent and the retiring Agent’s appointment, powers and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Article 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

12.10 Collateral Matters.

(a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent’s Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Loans

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and reimbursement obligations in respect of Letters of Credit, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if such Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 7.10 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which such Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to such Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent’s Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent’s Liens on Collateral valued in the aggregate not in excess of $5,000,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent’s Liens on Collateral valued in the aggregate not in excess of $10,000,000 during each Fiscal Year with the prior written authorization of Required Lenders. Upon request by the Agent or the Borrowers at any time, the Lenders will confirm in writing the Agent’s authority to release any Agent’s Liens upon particular types or items of Collateral pursuant to this Section 12.10.

(b) Upon receipt by the Agent of any authorization required pursuant to Section 12.10(a) from the Lenders of the Agent’s authority to release Agent’s Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent’s Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrowers in respect of) all interests retained by such Borrower, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent’s own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

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12.11 Restrictions on Actions by Lenders; Sharing of Payments.

(a) Each of the Lenders agrees that it shall not, without the express consent of the Agent and the Required Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Agent and the Required Lenders, set off against the Obligations (other than Bank Product Obligations), any amounts owing by such Lender to any Borrower or any accounts of any Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or any other Loan Document against any Borrower, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations (other than Bank Product Obligations) of any Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender’s ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

12.12 Agency for Perfection. Each Lender hereby appoints the Agent and each other Lender as agent for the purpose of perfecting the Lenders’ security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or in accordance with the Agent’s instructions.

12.13 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made promptly in accordance with the terms of this Agreement by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Effective Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any

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portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise. Unless the Agent receives notice from any Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Agent may assume that such Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

12.14 Settlement.

(a) (i) Each Lender’s funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender’s Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

(ii) The Agent shall request settlement (“Settlement”) with the Lenders on at least a weekly basis, or on a more frequent basis at Agent’s election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (New York City time) on the date of such requested Settlement (the “Settlement Date”). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to each Settlement to the Agent, to Agent’s account, not later than 2:00 p.m. (New York City time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank’s Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount required hereunder to be so transferred is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (B) for itself, with respect to each Agent Advance, but only to the extent such amount is not paid by such Borrower.

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(iii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender’s Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender’s Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Loans, but only to the extent such amount is not paid by such Borrower.

(iv) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to clause (iii) above, the Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.

(v) Between Settlement Dates, the Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank’s Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank’s Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

(vi) Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Non-Ratable Loan.

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(b) Lenders’ Failure to Perform. All Revolving Loans (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

(c) Defaulting Lenders. Unless the Agent receives notice from a Lender on or prior to the Effective Date or, with respect to any Borrowing after the Effective Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender’s Pro Rata Share of a Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If any Lender has not transferred, on the date required hereunder, its full Pro Rata Share of any required funding to the Agent in immediately available funds and the Agent has transferred the corresponding amount to a Borrower, such Lender, on the Business Day following such date, shall make such amount available to the Agent, together with interest at the Federal Funds Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If a Lender’s full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender’s Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the applicable Borrower of such failure to fund and, upon demand by the Agent, such Borrower shall pay such amount to the Agent for the Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a “Defaulting Lender”) shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender’s failure to advance such other Lenders’ Pro Rata Share of any Borrowing.

(d) Retention of Defaulting Lender’s Payments. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender’s benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan any Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to any Borrower shall bear interest at the rate applicable to Base Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided,

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however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a “Lender”. Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (A) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (B) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.

12.15 Letters of Credit; Intra-Lender Issues.

(a) Notice of Letter of Credit Balance. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.

(b) Participations in Letters of Credit.

(i) Purchase of Participations. Immediately upon issuance of any Letter of Credit or the making of any L/C Borrowing in accordance with Section 1.3(d) or (e), as applicable, each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender’s Pro Rata Share of the face amount of such Letter of Credit (including all obligations of the applicable Borrower with respect thereto, and any security therefor or guaranty pertaining thereto) or the amount of such L/C Borrowing, as applicable.

(ii) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit or L/C Borrowing as to which the Agent has previously received for the account of a Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender’s Pro Rata Share of such payment from such Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

(iii) Documentation. Upon the request of any Lender, the Agent shall, to the extent delivered to the Agent by the applicable Letter of Credit Issuer, furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

(iv) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to the Revolving Loans made as a result of a drawing under

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a Letter of Credit and the obligations of any Borrower for whose account the Letter of Credit was issued to make payments in respect thereof in accordance with the terms thereof and hereof, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

(1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

(2) the existence of any claim, setoff, defense or other right which such Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between such Borrower or any other Person and the beneficiary named in any Letter of Credit);

(3) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(4) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

(5) the occurrence of any Default or Event of Default; or

(6) the failure of such Borrower to satisfy the applicable conditions precedent set forth in Article 8.

(c) Recovery or Avoidance of Payments; Refund of Payments In Error. In the event any payment by or on behalf of a Borrower received by the Agent with respect to any Letter of Credit or L/C Borrowing and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the applicable Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Agent may assume that such Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption,

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distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

(d) Indemnification by Lenders. To the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder, the Lenders agree to indemnify the Letter of Credit Issuers ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by such Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of such Letter of Credit Issuer to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse each Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by any Borrower to such Letter of Credit Issuer, to the extent that any Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by such Borrower. The agreement contained in this Section shall survive payment in full of all other Obligations (other than Bank Product Obligations).

12.16 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or the Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, reimbursement obligations under Letters of Credit, Agent Advances, Non-Ratable Loans, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

12.17 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

(a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a “Report” and collectively, “Reports”) prepared by or on behalf of the Agent;

(b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

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(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Borrowers and will rely significantly upon the Borrowers’ books and records, as well as on representations of the Borrowers’ personnel; and

(d) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of any Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

12.18 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

12.19 Co-Agents. None of the Lenders identified on the facing page or signature pages of this Agreement as a “syndication agent” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a “co-agent” shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

ARTICLE 13

GUARANTEES

13.1 Guaranty. Each Borrower hereby jointly and severally, unconditionally, continually and irrevocably guarantees to the Agent, for its benefit and the benefit of the Lenders and the Letter of Credit Issuers, the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, and in accordance with the terms and conditions of this Agreement, of all of the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against any other Borrower, now or hereafter existing, or due or to become due (all such indebtedness, liabilities and obligations being hereinafter collectively referred to as the “Guaranteed Obligations”) This Section 13.1 continues, reaffirms and amends, as the case may be, the guarantees under the Original Subsidiary Agreements and the Restated Subsidiary

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Guaranty. Notwithstanding the foregoing, the liability of each Borrower individually with respect to its Guaranteed Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

13.2 Contribution. The Borrowers hereby agree as among themselves that, if any Borrower shall make an Excess Payment (as defined below), such Borrower shall have a right of contribution from each other Borrower in an amount equal to such other Borrower’s Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Borrower under this paragraph shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been paid in full and all Commitments have been terminated, and none of the Borrowers shall exercise any right or remedy under this paragraph against any other Borrower until the Guaranteed Obligations have been paid in full and all Commitments have been terminated. For purposes of this paragraph, (a) “Excess Payment” shall mean the amount paid by any Borrower pursuant to this Article 13 in excess of its Pro Rata Guaranty Share of any Guaranteed Obligations; (b) “Pro Rata Guaranty Share” shall mean, for any Borrower in respect of any payment of Obligations by such Borrower, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrowers hereunder) of the Borrowers; provided, however, that, for purpose of calculating the Pro Rata Guaranty Shares of the Borrowers in respect of any payment of Guaranteed Obligations, any Borrower that became a Borrower subsequent to the date of any such payment shall be deemed to have been a Borrower on the date of such payment and the financial information for such Borrower as of the date such Borrower became a Borrower shall be utilized for such Borrower in connection with such payment; and (c) “Contribution Share” shall mean, for any Borrower in respect of any Excess Payment made by any other Borrower, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrowers other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrowers hereunder) of the Borrowers other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Borrowers in respect of any Excess Payment, any Borrower that became a Borrower subsequent to the date of any such Excess Payment shall be deemed to have been a Borrower on the date of such Excess Payment and the financial information for such Borrower as of the date such Borrower became a Borrower shall be utilized for such Borrower in connection with such Excess Payment.

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13.3 Waivers; Other Agreements.(i) Subject to the terms hereof, the Agent is hereby authorized by the Borrowers (subject to any additional authorization required by the Lenders or the Required Lenders), without notice to or demand upon any Borrower, which notice or demand is expressly waived under this Article 13, and without discharging or otherwise affecting the obligations of any Borrower under this Article 13 (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

(A) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including this Agreement and the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Agent, including, without limitation, any increase or decrease of the rate of interest thereon;

(B) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Guaranteed Obligations, or any part thereof, or any other instrument or agreement in respect of the Guaranteed Obligations (including this Agreement and the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Agent;

(C) accept partial payments on the Guaranteed Obligations;

(D) receive, take and hold additional security or collateral for the payment of the Guaranteed Obligations, or for the payment of any other guaranties of the Guaranteed Obligations or other liabilities of any Borrower, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

(E) apply any and all such security or collateral and direct the order or manner of sale thereof as the Agent may determine in its sole discretion;

(F) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guaranteed Obligations or any other guaranty therefor, in any manner;

(G) add, release or substitute any one or more other guarantors, makers or endorsers of the Guaranteed Obligations and otherwise enforce its rights under the Loan Documents against any Borrower or any other guarantor, maker or endorser as the Agent may elect in its sole discretion;

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(H) apply any and all payments or recoveries from any Borrower, from any other guarantor, maker or endorser of the Guaranteed Obligations to the Obligations in such order as provided in Section 3.5 hereof, whether such Guaranteed Obligations are secured or unsecured or guaranteed or not guaranteed by others;

(I) apply any and all payments or recoveries from any Borrower or any other guarantor, maker or endorser of the Guaranteed Obligations or sums realized from security furnished by any of them upon any of their indebtedness or obligations to the Agent as the Agent in its sole discretion, may determine, whether or not such indebtedness or obligations relate to the Guaranteed Obligations; and

(J) refund at any time, at the Agent’s sole discretion, any payment received by the Agent in respect of any Guaranteed Obligations, and payment to the Agent of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Agreement shall have been cancelled or surrendered (or any release or termination of any collateral by virtue thereof) by the Agent, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Borrower hereunder in respect of the amount so refunded (and any collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of any Borrower is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Guaranteed Obligations which impairs any subrogation, reimbursement or other right of such Borrower).

The foregoing provisions are intended to eliminate suretyship defenses and are not intended to affect the operation of Section 11.1.

(ii) Each Borrower hereby waives, with respect to this Article 13:

(A) any requirements of diligence or promptness on the part of the Agent;

(B) presentment, demand for payment or performance and protest and notice of protest with respect to the Guaranteed Obligations;

(C) notices (I) of nonperformance, (II) of acceptance of this Agreement, (III) of default in respect of the Guaranteed Obligations, (IV) of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to any Borrower or otherwise, (V) that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Obligations is due, (VI) of any and all proceedings to collect from any Borrower, any endorser or any other guarantor of all or any part of the

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Guaranteed Obligations, or from anyone else, and (VII) of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of the Guaranteed Obligations or any guaranty therefor;

(D) any right to require the Agent to (I) proceed first against any other Borrower, or any other person whatsoever, (II) proceed against or exhaust any security given to or held by the Agent in connection with the Guaranteed Obligations, or (III) pursue any other remedy in the Agent’s power whatsoever;

(E) any defense arising by reason of (I) any disability or other defense of any Borrower, (II) the cessation from any cause whatsoever of the liability of any Borrower, (III) any act or omission of the Agent or others which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of any Borrower or any security given to or held by the Agent in connection with the Guaranteed Obligations;

(F) any and all other suretyship defenses under applicable law; and

(G) the benefit of any statute of limitations affecting the Guaranteed Obligations or such Borrower’s liability under this Article 13 or the enforcement of this Article 13.

In connection with the foregoing, each Borrower covenants that the provisions of this Article 13 shall not be discharged, except by complete performance of the obligations contained herein.

(iii) Each Borrower hereby assumes responsibility for keeping itself informed of the financial condition of each other Borrower, of any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal and each Borrower hereby agrees that the Agent shall not have any duty to advise any Borrower of information known to the Agent regarding such condition or any such circumstances.

(iv) Each Borrower hereby agrees that any Debt of any other Borrower now or hereafter owing to such Borrower is hereby subordinated to all of the Guaranteed Obligations, whether heretofore, now or hereafter created (the “Subordinated Debt”), and that without the prior consent of the Agent, the Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations have been paid in full, the commitments of the Lenders to extend credit under the Credit Agreement have been terminated, no Letters of Credit are outstanding and the Credit Agreement has been terminated and is of no further force or effect, except that payments of principal and interest on the Subordinated Debt shall be permitted so long as no Event of Default shall have occurred and be continuing to the extent such payments would not render such Borrower incapable of performing the Guaranteed Obligations. No Borrower will accept any payment of or on account of any Subordinated Debt at any time in contravention of the foregoing. At the request of the Agent, each Borrower shall pay to the

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Agent all or any part of the Subordinated Debt and any amount so paid to the Agent shall be applied to payment of the Guaranteed Obligations. Each payment on the Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by the relevant Borrower as trustee for the Agent and shall be paid over to the Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner such Borrower’s liability under any of the provisions of this Agreement. Each Borrower agrees to file all claims against any other Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Subordinated Debt, and the Agent shall be entitled to all of such Borrower’s right thereunder. If for any reason the relevant Borrower fails to file such claim at least thirty (30) days prior to the last date on which such claim should be filed, the Agent, as such Borrower’s attorney-in-fact, is hereby authorized to do so in such Borrower’s name or, in the Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Borrower hereby assigns to the Agent all such Borrower’s rights to any payments or distributions to which such Borrower otherwise would be entitled. If the amount so paid is greater than such Borrower’s liability hereunder, the Agent will pay the excess amount to the party entitled thereto. In addition, until all the Guaranteed Obligations have been paid in full in cash, each Borrower hereby appoints the Agent as its attorney-in-fact to exercise all of such Borrower’s voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of any other Borrower.

13.4 Guarantee Absolute and Unconditional. Each Borrower hereby expressly agrees that this Article 13 is a continuing, unconditional guaranty of payment and not of collection and its obligations under this Article 13 are joint and several, absolute and unconditional and shall not be discharged or otherwise affected as a result of:

(i) the invalidity or unenforceability of any security for or other guaranty of the Guaranteed Obligations or of any promissory note or other document (including, without limitation, this Agreement) evidencing all or any part of the Guaranteed Obligations, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any other guaranty therefor;

(ii) the absence of any attempt to collect the Guaranteed Obligations from any other Borrower or any other guarantor or other action to enforce the same;

(iii) failure by the Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations or any other guaranty therefor;

(iv) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

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(v) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Agent’s claim(s) for repayment of the Guaranteed Obligations;

(vi) any use of cash collateral under Section 363 of the Bankruptcy Code;

(vii) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

(viii) the avoidance of any lien in favor of the Agent for any reason;

(ix) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Borrower or any other guarantor, maker or endorser, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

(x) failure by the Agent to file or enforce a claim against any Borrower or its estate in any bankruptcy or insolvency case or proceeding;

(xi) any action taken by the Agent that is authorized by this Agreement;

(xii) any election by the Agent under Section 9-501(4) of the Uniform Commercial Code as enacted in any relevant jurisdiction as to any security for the Guaranteed Obligations or any guaranty of the Guaranteed Obligations; or

(xiii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

13.5 Reinstatement. Each Borrower further agrees that, if any payment made by any Borrower or any other person and applied to the Guaranteed Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by the Agent, any of the Lenders and any Letter of Credit Issuer to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, any guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, each Borrower’s liability under this Article 13 (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto this Agreement shall have been cancelled or surrendered (and if any lien, security interest or other collateral securing any Borrower’s liability under this Article 13 shall have been released or terminated by virtue of such cancellation or surrender), this Article 13 (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release,

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discharge, impair or otherwise affect the obligations of any Borrower under this Article 13 in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

13.6 Payment. (i) Each Borrower agrees that if any other Borrower shall default in payment or performance of any of the Guaranteed Obligations, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys’ fees and expenses), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of this Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default, then such Borrower will, upon demand thereof by the Agent, fully pay to the Agent, for the benefit of the Lenders and the Letter of Credit Issuers in an amount equal to all the Guaranteed Obligations then due and owing.

(ii) Each Borrower further agrees to pay all costs and expenses promptly upon written demand by the Agent, including, without limitation, all court costs and reasonable attorneys’ fees and expenses paid or incurred by the Agent (i) in endeavoring to collect all or any part of the Guaranteed Obligations after the same become due and owing from, or in prosecuting any action against, any Borrower or any other guarantor of all or any part of the Guaranteed Obligations or (ii) in endeavoring to realize upon (whether by judicial, non-judicial or other proceedings) any Collateral or any other collateral securing any Guarantor’s liabilities under this Article 13.

ARTICLE 14

MISCELLANEOUS

14.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent’s and each Lender’s rights thereafter to require strict performance by any Borrower of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations (other than Bank Product Obligations) when due and payable hereunder without any prior recourse to the Collateral. The Agent’s and each Lender’s rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

14.2 Severability. To the fullest extent permitted by applicable law, the illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

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14.3 Governing Law; Choice of Forum; Service of Process.

(a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR THEREIN) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c) EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 14.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

14.4 WAIVER OF JURY TRIAL. EACH BORROWER, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR

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THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

14.5 Survival of Representations and Warranties. All of each Borrower’s representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

14.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting any Borrower’s obligations hereunder, from time to time: (a) accept from any Person (other than Parent and its Subsidiaries) and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

14.7 Fees and Expenses. The Borrowers, jointly and severally, agree to promptly pay to the Agent, for its benefit, on demand, all reasonable costs and expenses (other than any Taxes or Other Taxes, which are governed by Section 4.1) that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) its Attorney Costs; (b) reasonable costs and expenses (including reasonable attorneys’ and paralegals’ fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent’s Liens; (e) sums paid or incurred to pay any amount or take any action required of any Borrower under the Loan Documents that such Borrower fails to pay or take; (f) subject to Section 7.4, costs of appraisals, field exams,

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inspections, audits, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and any Borrower’s operations by the Agent plus the Agent’s then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $850 per day (or portion thereof) for each Person that is an employee of the Agent with respect to each field examination or audit); and (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, the Borrowers jointly and severally agree to pay costs and expenses incurred by the Agent (including its Attorneys’ Costs) to the Agent, for its benefit, promptly upon written demand by Agent, and to the other Lenders for their benefit, promptly upon written demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent’s Liens, sell or otherwise realize upon the Collateral, and otherwise enforce against the Credit Parties the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender (other than by another Lender) arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Borrower.

14.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or to the Bank:

Bank of America, N.A.
100 Federal Street
MA5 100 09-09
Boston, MA 02110
Attention:	Kathleen Dimock
Telephone:
Telecopy:

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If to the Borrowers

AnnTaylor, Inc.
7 Times Square
New York, New York 10036
Attention: Senior Vice President and General Counsel
Facsimile No.: (212) 536-4412
Telephone No.: (212) 536-4253

With copies to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention: Andrea G. Podolsky, Esq.
Facsimile No.: (212) 225-3999
Telephone No.: (212) 225-2000

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, or request to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, or request. Each of ANNCO, AT Retail and AT Distribution hereby appoint ATI as its agent for purposes of receiving and delivering all notices, demands and requests pursuant hereto and under the other Loan Documents.

14.9 Waiver of Notices. Each Borrower waives presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled, except, in each case, to the extent expressly provided for in the Loan Documents. No notice to or demand on any Borrower which the Agent or any Lender may elect to give shall entitle any Borrower to any or further notice or demand in the same, similar or other circumstances.

14.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and permitted assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender or by any Lender other than in accordance with Section 11.2. Each Lender agrees to give prompt notice of any such assignment to the Agent and ATI on behalf of the Borrowers.

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14.11 Indemnity of the Agent and the Lenders by the Borrowers.

(a) Each Borrower agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any other Loan Document, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that the Borrowers shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent, as to any Indemnified Person, it shall be determined in a final, nonappealable judgment by a court of competent jurisdiction that such losses, claims, damages, liabilities or expenses resulted from the gross negligence or willful misconduct of such Indemnified Person; provided, further, that the indemnity provided in this Section 14.11 shall in no event entitle any Indemnified Person to payment in respect of claims, losses, liabilities or expenses of any kind that are expressly limited by or governed by other provisions of this Agreement in excess of amounts (if any) to which such Indemnified Person is entitled pursuant to such provisions. The agreements in this Section shall survive payment of all other Obligations.

(b) Each Borrower agrees to indemnify, defend and hold harmless each Indemnified Person from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to any Borrower’s operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about such Borrower’s property or operations or property leased to such Borrower. The indemnity includes but is not limited to Attorneys Costs. “Hazardous substances” means any substance, material or waste that is or becomes designated or regulated as “toxic,” “hazardous,” “pollutant,” or “contaminant” or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

14.12 Limitation of Liability. NO CLAIM MAY BE MADE BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS-IN-FACT OF ANY SUCH PARTY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR

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PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH PARTY HERETO HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

14.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrowers, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for the Fee Letter.

14.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and each Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

14.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

14.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrowers to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of any Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers (or ATI on behalf of the Borrowers) and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER’S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE AGENT AND THE REQUIRED LENDERS.

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14.17 Confidentiality.

(a) Each Borrower hereby consents that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of any Borrower and any other Subsidiary and a general description of any Borrower’s and its respective Subsidiaries’ business.

(b) Each Lender and the Agent severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to the Agent or any Lender by or on behalf of any Credit Party under this Agreement or any other Loan Document (including any Report provided by the Agent to any Lender), except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than any Borrower, provided that such source is not bound by a confidentiality agreement with any Borrower or an Affiliate thereof known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirements of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent’s or such Lender’s independent auditors, accountants, attorneys and other professional advisors, each of which will be informed of the confidential nature thereof; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any Borrower is party with the Agent or such Lender, and (9) to its Affiliates.

Notwithstanding anything herein to the contrary, the information subject to this Section 14.17(b) shall not include, and the Borrowers, Agent and each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of each of the foregoing and their Affiliates) may disclose to any and all Persons, without limitation of any kind, (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts and (b) all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment or facts.

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14.18 Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

14.19 No Lender Reliance on Margin Stock. Each Lender acknowledges and represents that it, in good faith, has not relied upon Margin Stock of the Parent or any of its Subsidiaries as collateral in its decision to make any Credit Extensions to the Borrowers.

ARTICLE 15

AMENDMENT AND RESTATEMENT

15.1 Amendment and Restatement. Each Borrower, the Agent, the Letter of Credit Issuers and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Original Credit Agreement which in any manner govern or evidence the Obligations, the rights and interests of the Lenders and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms and provisions of this Agreement and the terms and conditions of the Original Credit Agreement shall be superseded by this Agreement, except as expressly provided herein.

Notwithstanding the amendment and restatement of the Original Credit Agreement and certain of the related “Loan Documents” as defined in the Original Credit Agreement (the “Prior Loan Documents”) by this Agreement and the other Loan Documents as herein defined, all of the indebtedness, liabilities and obligations owing by any Borrower under the Original Credit Agreement shall continue as Obligations hereunder and shall be and remain secured by the Security Instruments for the benefit of the Agent and the Lenders. This Agreement is given as a substitution of, and not as a payment of, the indebtedness, liabilities and obligations of the Borrowers, under the Original Credit Agreement and is not intended to constitute a novation thereof or of any of the other Prior Loan Documents. As of the Effective Date, there are no Loans outstanding. Upon the effectiveness of this Agreement, all Loans owing by the Borrowers and Letters of Credit outstanding under the Original Credit Agreement shall continue as Loans and Letters of Credit hereunder.

15.2 Assignment and Acceptance. Each Borrower, the Agent, the Letter of Credit Issuers and the Lenders hereby acknowledge the assignment by the lenders party to the Original Credit Agreement to the Lenders party hereto of all Loans and Commitments under the Original Credit Agreement in the amounts and allocations as reflected on Schedule 1.1 substantially simultaneously with the effectiveness of this Agreement and such assignment shall be deemed to have been consummated in accordance with Section 12.01 of the Original Credit Agreement and the terms, conditions, representations and warranties set forth in the form of Assignment and Acceptance set forth as Exhibit 12.01 of the Original Credit Agreement shall be

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deemed to have been made and agreed to as between the lenders party to the Original Credit Agreement and Lender party hereto as if an Assignment and Acceptance had been fully executed and delivered by such parties.

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IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWERS:

ANNTAYLOR, INC.

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ANNCO, INC.

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ANNTAYLOR DISTRIBUTION SERVICES, INC.

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ANNTAYLOR RETAIL, INC.

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Vice President

Signature Page

Third Amended and Restated Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Vice President

Address for Notices:

Bank of America, N.A.
100 Federal Street
MA5 100 09-09
Boston, MA 02110

Attention:	Kathleen Dimock

Telephone:
Telecopy:
Telephone No.:
Facsimile No.:

Payment Instructions:

ABA No.:
Account Name:
Account No.:
Reference:	AnnTaylor, Inc.

Signature Page

Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a
Syndication Agent and as a Lender

By:	/s/ Susanna Profis
Name:	Susanna Profis
Title:	Vice President

Address for Notices:
Scott Troy
530 5th Ave./8th Floor NY, NY 10036
Attention:
Telephone:
Telecopy:
Telephone No.:
Facsimile No.:

Payment Instructions:

ABA No.:
Account Name:
Account No.:
Reference:	AnnTaylor, Inc.

Signature Page

Third Amended and Restated Credit Agreement

RBS CITIZENS, N.A., as a Syndication Agent and as a Lender

By:	/s/ Stephen F. Foley
Name:	Stephen F. Foley
Title:	Senior Vice President

Address for Notices:
20 Cabot Road
Medford, MA
Attention:	Fred Rodriguez

Telephone:
Telecopy:
Telephone No.:
Facsimile No.:

Payment Instructions:

ABA No.:
Account Name:
Account No.:

Reference:	AnnTaylor, Inc.

Signature Page

Third Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Syndication Agent and as a Lender

By:	/s/ Jennifer Avrigian
Name:	Jennifer Avrigian
Title:	Director

Address for Notices:
301 South College St. NC0479
Charlotte, NC 28202
Attention:	Karen Kneeland

Telephone:
Telecopy:
Telephone No.:
Facsimile No.:

Payment Instructions:

ABA No.:
Account Name:
Account No.:

Reference:	AnnTaylor, Inc.

Signature Page

Third Amended and Restated Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC, as a Lender

By:	/s/ Matthew N. Williams
Name:	Matthew N. Williams
Title:	Vice President

Address for Notices:
One Boston Place, 18th Floor
Boston, MA 02108
Attention:	Phil Carmichael

Telephone:
Facsimile No.:

Payment Instructions:

ABA No.:
Account Name:
Account No.:

Reference:	AnnTaylor, Inc.

Signature Page

Third Amended and Restated Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Christopher Motley
Name:	Christopher Motley
Title:	Vice President

Address for Notices:

Attention:
Telephone:
Telecopy:
Telephone No.:
Facsimile No.:

Payment Instructions:

ABA No.:
Account Name:
Account No.:

Reference:	AnnTaylor, Inc.

Signature Page

Third Amended and Restated Credit Agreement

ANNEX A

to

Credit Agreement

1. Definitions.

Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the Agreement:

“Accommodation Obligation” as applied to any Person, shall mean any contractual obligation, contingent or otherwise, of that Person with respect to any Debt or other obligation or liability of another, including any such Debt, obligation or liability directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition.

“Accounts” means all of any Borrower’s now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Account Debtor” means each Person obligated in any way on or in connection with an Account.

“ACH Transactions” means any cash management or related services that include the automated clearing house transfer of funds by any Lender which is a bank for the account of any Credit Party pursuant to agreement or overdrafts.

“Acquisition” means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person.

“Activation Period” has the meaning specified in Section 7.25.

“Adjusted Availability” means at any time (a) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, Aggregate Outstandings.

“Adjusted Net Earnings from Operations” means, with respect to any fiscal period on a consolidated basis, the Parent’s and each Borrower’s net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person other than a Subsidiary in which any Borrower has an ownership interest unless (and only to the extent) such earnings shall actually have been received by such Borrower in the form of cash distributions; (d) earnings of any Person to which all or substantially all of the assets of any Borrower shall have been sold, transferred or disposed of, or into which any Borrower shall have been merged, or which has been a party with any Borrower to any consolidation or other form of reorganization, prior to the date of such transaction; (e) gain or loss arising from the acquisition of debt or equity securities of the Parent and the Borrowers or from cancellation or forgiveness of Debt; and (f) gain or loss arising from extraordinary items, as determined in accordance with GAAP or from any other non-recurring transaction.

“Affected Payee” has the meaning given to such term in Section 3.9.

“Affiliate” as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to vote 10% or more of the Securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities or by contract or otherwise; provided that no financial institution, mutual fund or investment banking firm shall be an Affiliate of any Borrower unless it owns, directly or indirectly, at least 20% of such Securities of such Borrower.

“Agent Advances” has the meaning specified in Section 1.2(i).

“Agent’s Liens” means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders, Bank, and Agent pursuant to this Agreement and the other Loan Documents.

“Agent-Related Persons” means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates.

“Aggregate Outstandings” means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, and (c) all Letter of Credit Outstandings.

“Agreement” means the Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.

“Applicable Margin” means, initially,

(i)	with respect to Base Rate Loans, .000%;

(ii)	with respect to LIBOR Loans and Standby Letter of Credit Fees, 1.50%;

(iii)	with respect to the Unused Line Fee, .350%; and

(iv)	with respect to the Commercial Letter of Credit Fees, .625%.

Adjustments in Applicable Margins shall be determined by reference to the following grids:

If Average Daily Availability is:	Level of Applicable Margins:
Greater than or equal to $150,000,000	Level I
Greater than or equal to $75,000,000 but less than $150,000,000	Level II
Less than $75,000,000	Level III

Low to High
	Applicable Margins
	Level I	Level II	Level III
Base Rate Loans	.000%	.000%	.000%
LIBOR Loans and Standby Letter of Credit Fee	1.25%	1.50%	1.75%
Unused Line Fee	.325%	.350%	.375%
Commercial Letter of Credit Fee	.500%	.625%	.750%

Beginning with the fiscal quarter commencing August 1, 2008, all adjustments in the Applicable Margins shall be implemented quarterly on a prospective basis on the first day of each fiscal quarter of ATI (each an “Adjustment Date”) based on the Average Daily Availability for the immediately preceding fiscal quarter. ATI shall deliver to the Agent and the Lenders on each Adjustment Date a certificate, signed by a Responsible Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Event of Default is waived or cured.

“Applicable Value” means (a) with respect to Eligible Inventory and Eligible In-Transit Inventory at any time, the lower of (i) average cost of such Eligible Inventory at such time (calculated in accordance with GAAP) or (ii) market value of such Eligible Inventory at such time, and (b) with respect to Eligible L/C Inventory at any time, the aggregate undrawn face amount of Commercial Letters of Credit issued to finance the purchase of such Eligible L/C Inventory.

“Appraisal Date” means each of (a) the date of the appraisal conducted prior to the Effective Date, (b) any date upon which the Agent receives results of an appraisal conducted by an Eligible Appraiser at the Agent’s request in accordance with Section 7.4 and (c) any other date on which results are received by the Agent of an appraisal conducted by an Eligible Appraiser at any Borrower’s request or, if an Event of Default exists, the Agent’s request.

“Appraised Value” means (a) with respect to all personal property other than Inventory, the orderly liquidation value, net of expenses, of such personal property, (b) with respect to Eligible Inventory, Eligible In-Transit Inventory and Eligible L/C Inventory, the Applicable Value of such Eligible Inventory, Eligible In-Transit Inventory and Eligible L/C Inventory multiplied by the Liquidation Percentage and (c) with respect to all Real Estate, the fair market value of such Real Estate, in each case as established on the most recently occurring Appraisal Date by an appraisal conducted by an Eligible Appraiser.

“Approved Deposit Account” means each Deposit Account (a) that is maintained within the United States with a commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus in excess of $500,000,000 and otherwise acceptable to the Agent, (b) as to which a DDA Notification has been executed and delivered to the Agent and (c) as to which the deposits therein are not subject to any Lien, security interest or restriction upon withdrawal, other than the Agent’s Liens and rights of setoff, Liens or adjustment of the applicable depositary bank.

“Assignee” has the meaning specified in Section 11.2(a).

“Assignment and Acceptance” has the meaning specified in Section 11.2(a).

“AT Sourcing” means AnnTaylor Sourcing Far East Limited, a Hong Kong corporation.

“AT Sourcing Obligation” means the accrued obligations of ATI to AT Sourcing for sourcing services rendered in the ordinary course of business to ATI; provided such obligations shall not be evidenced by a promissory note or other negotiable instrument that has not been delivered to the Agent and duly endorsed in blank, and total Debt of AT Sourcing other than Debt for borrowed money owed to a wholly-owned Subsidiary of the Parent shall not exceed $500,000.

“ATI” means AnnTaylor, Inc., a Delaware corporation.

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by any Person, the reasonably allocated costs and expenses of internal legal services of any Person.

“Availability” means at any time (a) the lesser of (i) the Total Facility Amount and (ii) the Borrowing Base minus Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (b) in each case, Aggregate Outstandings.

“Average Daily Availability” means average daily Availability for the most recently ended fiscal quarter (or three month period for the Initial Adjustment Date only).

“Bank” means Bank of America, N.A., a national banking association, or any successor entity thereto.

“Bank Products” means any one or more of the following types of services or facilities extended to the Parent or any Borrower by any Lender, including the Bank and any Affiliate of the Bank in reliance on the Bank’s agreement to indemnify such affiliate: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements; provided, however, that for obligations in respect of any of the foregoing to be included as an “Obligation” for purposes of a distribution under Section 3.5, the applicable Lender must have previously provided written notice to Agent of (i) the existence of such Bank Product, (ii) the current dollar amount of obligations arising thereunder (determined, in the case of Hedge Agreements and any other Bank Products that are Debt as defined herein, in accordance with such definition) (“Bank Product Amount”), and (iii) the methodology to be used by such parties in determining the Bank Product Amount owing from time to time. The Bank Product Amount may be changed from time to time upon written notice to Agent by the applicable Lender. No Bank Product Amount may be established or increased at any time that a Default or Event of Default exists or if a reserve in such amount would cause Outstandings to exceed Availability.

“Bank Product Amount” has the meaning provided in the definition of Bank Products.

“Bank Product Obligations” all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products, except to the extent the Agent shall have received written notice from the applicable Lender or Affiliate of Bank that is providing such Bank Products that such debts, liabilities or obligations under such Bank Products shall be excluded as “Bank Product Obligations” under this Agreement.

“Bank Product Reserves” means all reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.), as amended.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus  1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loans” means a Revolving Loan during any period in which it bears interest based on the Base Rate.

“Benefit Plan” shall mean a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multi-employer Plan) which the ATI or an ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which ATI or any ERISA Affiliate may incur any liability.

“Blocked Account Agreement” means the Account Control Agreement dated as of November 19, 2003 among ATI, the Agent and the Clearing Bank, or any replacement account control agreement, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral, as from time to time amended, supplemented or replaced.

“Borrowing” means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to a Borrower or by Bank in the case of a borrowing funded by Non-Ratable Loans or by the Agent in the case of a borrowing consisting of an Agent Advance, or the making of an L/C Borrowing in connection with any payment made pursuant to a Letter of Credit.

“Borrowing Base” at any time, means an amount equal to:

(a)	the sum of

(i) ninety percent (90%) of the Net Amount of Eligible Credit Card Accounts plus

(ii) the lesser of (A) eighty-five percent (85%) of the Applicable Value of Eligible Inventory, Eligible L/C Inventory and Eligible In-Transit Inventory or (B) eighty-five percent (85%) of the Appraised Value of Eligible Inventory, Eligible L/C Inventory and Eligible In-Transit Inventory; plus

(iii) the lesser of (A) $15,000,000 or (B) fifty percent (50%) of the Appraised Value of all Eligible Real Estate; minus

(b)	Reserves from time to time established by the Agent in its Commercial Judgment.

Notwithstanding the foregoing, for purposes of this definition, no Accounts or Inventory or Fixed Assets being acquired in an Acquisition or otherwise created, purchased, completed or owned by a business unit acquired pursuant to an Acquisition will be included in the Borrowing

Base unless (i) the Agent, in its reasonable commercial discretion exercised in good faith, confirms that such Accounts or Inventory or Fixed Assets conform to standards of eligibility established from time to time by the Agent in accordance with this Agreement, and (ii) to the extent deemed necessary by the Agent, an audit of such Accounts and an appraisal of such Inventory and Fixed Assets is conducted (which appraisal shall be conducted in accordance with the provisions hereof).

“Borrowing Base Certificate” means a certificate by a Responsible Officer of ATI, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof and each other item specified in Section 5.2(j), all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by ATI and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein that are reflected in an appraisal or audit of such Collateral, and (2) to the extent that such calculation is not in accordance with this Agreement.

“Business Day” means (a) any day that is not a Saturday, Sunday, or a day on which banks in New York, New York or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

“Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

“Capital Expenditures” means all expenditures of any Credit Party due (whether or not paid during any fiscal period) during any period in respect of the cost of any fixed asset which in accordance with GAAP would be reflected as a fixed asset on the balance sheet of such Credit Party.

“Capital Lease” means any lease of property by any Credit Party which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Credit Party.

“Cash Equivalents” shall mean (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States of America or having a rating of at least A-1 or P-1 from either S&P or Moody’s, in each case maturing within 360 days after the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within 180 days (or, if no Loans are outstanding at the time of acquisition thereof and after giving effect thereto, 360 days) after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then from such other nationally recognized rating services acceptable to the Requisite Lenders) and not listed in Credit Watch published by S&P; (c) commercial paper, other than commercial paper issued by any Borrower or any Subsidiary of any Borrower or any of their Affiliates, maturing no more than 180 days (or, if no Loans are outstanding at the time of acquisition thereof and after giving effect thereto, 270 days) after the date of creation thereof and, at the time of acquisition thereof, having a rating of at least A-1 or P-1 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then the highest rating from other nationally recognized rating services acceptable to the Required Lenders); (d) domestic and Eurodollar certificates of deposit or time deposits or bankers’ acceptances maturing within 180 days (or, if no Loans are outstanding at the time of acquisition thereof and after giving effect thereto, 360 days) after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (e) repurchase agreements with parties reasonably acceptable to the Agent with a term of not more than 30 days for securities described in clauses (a) through (d) of this definition; (f) shares of money market mutual or similar funds which invest substantially all their assets in assets satisfying the requirements of clauses (a) through (d) of this definition; and (g) auction rate preferred instruments maturing no later than 35 days from the date of purchase.

“Change in Control” shall be deemed to have occurred at such time as either of the following events shall occur:

(a) There shall be consummated any consolidation or merger of the Parent or any Borrower pursuant to which the Common Stock would be converted into cash, or other property, in each case, other than a consolidation or merger of the Parent or any Borrower in which the holders of Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of common stock of the continuing or surviving corporation normally entitled to vote in elections of directors immediately after such consolidation or merger; or

(b) There is a report filed by any person, including its Affiliates and Associates (as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act), on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that such person (for the purposes of this definition only, the term “person” shall include a “person” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total voting power in the aggregate of all classes of capital stock then outstanding of the Parent or any Borrower normally entitled to vote in elections of directors; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any successor schedule, form or report) under the Exchange Act; or

(c) The Parent shall cease to be the owner of 100% of the capital stock of ATI.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if at any time the Parent, any Subsidiary of the Parent, any employee stock ownership plan or any other employee benefit plan of either the Parent or any Subsidiary of the Parent, or any person holding shares of Common Stock for or pursuant to the terms of any such employee benefit plan, files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of 50% or more of the total voting power in the aggregate of all classes of Common Stock then outstanding of the Parent normally entitled to vote in elections of directors.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

“Claim” shall mean any claim or demand, by any Person, of whatsoever kind or nature for any actual or alleged Liabilities and Costs, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, license, permit, ordinance or regulation, common law or otherwise.

“Clearing Bank” means Wachovia, National Association, or any other banking institution with whom the Payment Account has been established pursuant to the Blocked Account Agreement.

“Closing Fee” has the meaning specified in Section 2.4.

“Code” means the Internal Revenue Code of 1986 as from time to time amended, or any successor statute.

“Collateral” means all of each Credit Party’s real and personal property (other than leasehold interests and other property excluded from the Collateral pursuant to Section 2(a) of the Security Agreement, shares of Parent’s capital stock or any Margin Stock, unless the

Parent or the Borrowers in aggregate own at any time Margin Stock (other than shares of Parent’s capital stock) with an aggregate value over $1,000,000, in which case such Margin Stock (other than shares of Parent’s capital stock) shall be included as Collateral or disposed of for Cash Equivalents to be included as Collateral) and all other assets of any Credit Party from time to time subject to Agent’s Liens securing payment or performance of the Obligations pursuant to the Security Instruments.

“Commercial Judgment” means the reasonable commercial discretion exercised in good faith based on an event, condition or circumstance either (i) arising after the Effective Date or (ii) existing on the date hereof to the extent the Agent has not been notified thereof in writing by any Credit Party prior to the Effective Date.

“Commercial Letter of Credit shall mean any Letter of Credit which is drawable upon presentation of documents, drafts at sight and time drafts evidencing the sale or shipment of goods purchased by the Credit Parties in the ordinary course of its business.

“Commitment” means, at any time with respect to a Lender, the principal amount set forth beside such Lender’s name under the heading “Commitment” on Schedule 1.1 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 11.2, and “Commitments” means, collectively, the aggregate amount of the commitments of all of the Lenders.

“Common Stock” shall mean the common stock of the Parent, the par value of which is set forth in the Parent’s certificate of incorporation, as amended, restated or otherwise modified from time to time.

“Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls (“PCBs”), or any constituent of any such substance or waste.

“Contractual Obligation”, as applied to any Person, shall mean any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including any restrictive covenant affecting such Person or any of its properties).

“Contribution Share” has the meaning specified in Section 13.2.

“Continuation/Conversion Date” means the date on which a Loan is converted into or continued as a LIBOR Loan.

“Credit Card Account” means an Account arising in the ordinary course of business in respect of a credit card receivable due to a Borrower from the Proprietary Credit Card Issuer or any major processor or issuer of MasterCard, Visa, American Express or Discover credit cards or any other nationally or internationally recognized credit card provider.

“Credit Card Notification” has the meaning specified in Section 7.25.

“Credit Extension” means the making of Loans to and the issuance of Letters of Credit for the account of a Borrower hereunder.

“Credit Party” means the Borrowers and the Parent.

“DDA Notification” has the meaning specified in Section 7.25.

“Debt” means, without duplication, with respect to any Credit Party all indebtedness of such Credit Party for borrowed money and all payment obligations of such Credit Party for the deferred purchase price of property, in each case excluding Trade Payables, but including (a) the Obligations; (b) all payment obligations in each case of any Person of the type described in this definition secured by any Lien on such Credit Party’s property, even though such Credit Party shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Credit Party prepared in accordance with GAAP; (c) all payment obligations created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by such Credit Party, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Credit Party prepared in accordance with GAAP; (d) all payment obligations of such Credit Party under Guaranties of obligations of the type described in this definition; (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases; (f) all reimbursement obligations of such Credit Party under letters of credit or bankers acceptances issued for the account of such Credit Party; and (g) all payment obligations of such Credit Party in respect of Hedge Agreements and Foreign Currency Exchange Contracts; provided, however, that for purposes of determining Debt, the “principal amount” of the obligations of a Credit Party in respect of any Hedge Agreement or Foreign Currency Exchange Contract at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Credit Party would be required to pay if such contract were terminated at such time.

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default.

“Default Rate” means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, application of the Default Rate pursuant to Section 2.1(c) shall result in an increase in the Letter of Credit Fee by two percent (2%) per annum for so long as the Default Rate is in effect.

“Defaulting Lender” has the meaning specified in Section 12.15(c).

“Deposit Account” means all “deposit accounts” and “securities accounts” as such terms are defined in the UCC, now or hereafter owned by a Credit Party.

“Designated Account” has the meaning specified in Section 1.2(c).

“Documents” means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Credit Party.

“DOL” means the United States Department of Labor or any successor department or agency.

“Dollar” and “$” means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

“EBITDA” means, with respect to any fiscal period on a consolidated basis for the Parent and the Borrowers, Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, Interest Expense, Federal, state, local and foreign income taxes, depreciation and amortization.

“Effective Date” means the date of this Agreement.

“Eligible Appraiser” means any independent appraiser reasonably acceptable to the Agent and, so long as no Event of Default is continuing, the Borrowers.

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender that is a commercial financial institution having total assets in excess of $1,000,000,000; and (c) any other commercial financial institution having total assets in excess of $1,000,000,000 approved by the Agent (such approval not to be unreasonably withheld or delayed) and, so long as no Event of Default has occurred and is continuing, consented to by ATI.

“Eligible Credit Card Accounts” means, as of any date of determination, Credit Card Accounts, other than Accounts as of such date:

(a) that have been outstanding for more than five (5) Business Days from the date of sale;

(b) with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Liens (other than Liens granted to the Agent, for its benefit and the ratable benefit of the Lenders, pursuant to the Security Instruments);

(c) that are not subject to a first priority security interest in favor of the Agent, for the benefit of itself and the Lenders;

(d) which arose on account of any private label credit card issued by any Person other than the Proprietary Credit Card Issuer;

(e) which are disputed by the processor or issuer of the applicable credit card, are with recourse against a Borrower, or with respect to which a claim, counterclaim, offset or chargeback has been asserted against a Borrower (to the extent of such dispute, claim, counterclaim, offset or chargeback and to the extent not captured under the definition of Net Amount of Eligible Credit Card Accounts); or

(f) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect, untrue or have been breached.

Each Borrower shall notify the Agent if it becomes aware that any Credit Card Accounts in an amount in excess of $500,000 which are then currently included in Eligible Credit Card Accounts has ceased to constitute Eligible Credit Card Accounts for any reason; provided, however, the Borrowers shall have no affirmative duty to monitor, audit or otherwise investigate the status of any Accounts other than (i) as required under the terms of the Loan Documents and (ii) as historically conducted in the ordinary course of business.

“Eligible Inventory” means, as of any date of determination, Inventory, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any Inventory:

(a) that is not owned by a Borrower;

(b) that is not subject to the Agent’s Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clause (b) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent’s Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

(c) that does not consist of finished goods or raw materials;

(d) that consists of goods to be returned to vendors, work-in-process, samples, prototypes, supplies, or packing and shipping materials;

(e) that is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

(f) as to which any of the representations, warranties, covenants or agreements contained in the Security Agreement are incorrect, untrue or have been breached;

(g) that is obsolete, slow moving beyond the ordinary course of first quality merchantable Inventory or stale;

(h) that is not of a type held for sale in the ordinary course of the Borrower’s business;

(i) that is located outside the United States of America or Puerto Rico (or that is in-transit from vendors or suppliers);

(j) that is located in a public warehouse or in possession of a bailee or in a facility (other than a retail store location) leased by such Borrower, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement or lien waiver in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

(k) that contains or bears any Intellectual Property licensed to such Borrower by any Person, if the Agent is not reasonably satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the licensor of such Intellectual Property or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which such Borrower has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance reasonably acceptable to the Agent if requested;

(l) that is not reflected in the details of a current inventory report; or

(m) that is Inventory placed on consignment.

If the Agent determines in its Commercial Judgment that any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory. Each Borrower shall notify the Agent if it becomes aware that any Inventory with an appraised or market value (whichever is higher) in excess of $2,500,000 which is then currently included in Eligible Inventory has ceased to constitute Eligible Inventory for any reason; provided, however, the Borrowers shall have no affirmative duty to monitor, audit or otherwise investigate the status of any Inventory other than (i) as required under the terms of the Loan Documents and (ii) as historically conducted in the ordinary course of business.

“Eligible In-Transit Inventory” means, as of the date of determination thereof, without duplication of other Eligible Inventory, Inventory owned by a Borrower that would be Eligible Inventory if it were not subject to a Document and in transit from a foreign location to a location of such Borrower within the United States, and that Agent, in its Commercial Judgment, deems to be Eligible In-Transit Inventory. Without limiting the foregoing, no Inventory shall be

Eligible In-Transit Inventory unless it (a) is subject to a negotiable Document showing a Borrower or the Agent as consignee, which Document is in the possession of Agent or a Borrower or such other Person as Agent shall approve; (b) has been identified to the applicable sales contract and title has passed to the Borrower; (c) is not sold by a vendor that has a right to reclaim, divert shipment of, repossess, stop delivery, claim any reservation of title or otherwise assert Lien rights against the Inventory, or with respect to whom any Borrower is in default of any obligations; (d) is subject to purchase orders and other sale documentation satisfactory to Agent; (e) is shipped by a common carrier no more than forty (40) days prior to the date of determination thereof; and (f) is being handled by a customs broker, freight-forwarder or other handler that has delivered a customs broker agreement or other lien waiver acceptable to the Agent.

“Eligible L/C Inventory” means, as of the date of determination thereof, Inventory (a) constituting work in progress not yet delivered to the Borrowers and for which no documents of title have been issued, (b) the purchase of which is supported by a Commercial Letter of Credit having an expiry within sixty (60) days of the date of issuance and providing that it may be drawn only after such Inventory is completed and after documents of title have been issued for such Inventory either (i) reflecting a Borrower or the Agent as consignee of such Inventory or (ii) as to which the Agent has control (such as by possession of such documents of title or by the delivery of a customs broker agency agreement or similar document satisfactory to the Agent), and (d) which otherwise would constitute Eligible Inventory.

“Eligible Real Estate” means all Real Estate that the Agent determines in its reasonable judgment to be Eligible Real Estate. Without limiting the ability of the Agent to establish other criteria of ineligibility, Eligible Real Estate shall not, unless the Agent in its sole discretion elects, include any Real Estate:

(a) that is not owned by a Borrower;

(b) that is not subject to a Mortgage;

(c) as to which all of the representations, warranties and covenants contained in the Mortgage are not true, correct and satisfied, as applicable.

“Environmental Claims” means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

“Environmental Compliance Reserve” means any reserve which the Agent establishes in its reasonable discretion after prior written notice to ATI from time to time for amounts that are reasonably likely to be expended by any Borrower or its respective Subsidiaries in order for the Borrowers, the other Credit Parties, and each of its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 7.7.

“Environmental Laws” means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

“Environmental Lien” means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

“Equipment” means all of the Borrowers’ now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by any Borrower and all of each Borrowers’ rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

“ERISA” means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization, (d) the filing by the PBGC of a notice of intent to terminate, the treatment by the PBGC of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

“Event of Default” has the meaning specified in Section 9.1.

“Excess Payment” has the meaning specified in Section 13.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

“Excluded Taxes” means, with respect to the Agent, any Lender, any Letter of Credit Issuer or any other recipient of any payment (any of the foregoing, a “recipient”) to be made by or on account of any Obligation, (a) any income or franchise Taxes imposed on (or measured by) its gross or net income by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or in which its applicable Lending Office is located, (b) any branch profits Taxes, (c) any Taxes imposed as a result of a Lender or Letter of Credit Issuer’s failure or inability (other than as a result of a Change in Law that occurs after such recipient becomes a Lender or Letter of Credit Issuer under this Agreement) to comply with Section 4.1(e), and (d) in the case of a recipient (other than a replacement Lender pursuant to a request by a Borrower under Section 4.8), any withholding Taxes that are imposed on amounts payable to such recipient at the time such recipient becomes a party to this Agreement (or designates a new Lending Office), or becomes a Letter of Credit Issuer or Participant under this Agreement, except to the extent that in the case of a Foreign Lender that designates a new Lending Office or is an Assignee, such Foreign Lender or its assignor, respectively, was entitled, before giving effect to such designation or assignment, to receive additional amounts from the applicable Borrower with respect to such Taxes pursuant to Section 4.1(a).

“Existing Letters of Credit” means the outstanding letters of credit issued under the Original Credit Agreement all of which are set forth on Schedule 1.3.

“Facility” has the meaning specified in Section 1.1.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest  1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Fee Letter” has the meaning given to such term in Section 2.4.

“Financial Statements” means, according to the context in which it is used, the financial statements referred to in Sections 5.2 and 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

“Fiscal Year” means the Borrowers’ fiscal year for financial accounting purposes. The current Fiscal Year of each Borrower will end on January 31, 2009.

“Fixed Assets” means real property and equipment, machinery, furniture and fixtures which are properly categorized as “fixed assets” in accordance with GAAP.

“Fixed Charge Coverage Ratio” means, with respect to any Twelve-Month Period, the ratio of (a) EBITDA minus Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans) paid in cash during such period by the Parent and the Borrowers to (b) Fixed Charges.

“Fixed Charges” means, with respect to any Twelve-Month Period of the Parent and the Borrowers on a consolidated basis, without duplication, Interest Expense, all scheduled principal payments of Debt, and Federal, state, local and foreign income taxes, excluding deferred taxes, paid or accrued during such period.

“Foreign Currency Exchange Contracts” shall mean any foreign currency exchange agreement or other currency exchange rate arrangement providing currency exchange rate protection, entered into by any Borrower, the Parent or any of their respective Restricted Subsidiaries.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“Foreign Letter of Credit Issuer” means any Letter of Credit Issuer that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“Foreign Subsidiary” means (a) any Subsidiary that is not organized under a political subdivision of the United States of America or (b) which is organized under the laws of the United States of America, any state thereof or the District of Columbia, but for which no more than a de minimis amount of such Subsidiary’s assets consist of assets other than capital stock or in indebtedness of one or more Foreign Subsidiaries (within the meaning of clause (a) of this definition).

“Fronting Fee” has the meaning given to such term in Section 2.6.

“Fully Supported” means, with respect to any outstanding Letter of Credit, the Borrowers shall have deposited with the Agent, for the ratable benefit of the applicable Letter of Credit Issuer and the Lenders, at the Agent’s election, either (a) a standby letter of credit (a “Supporting Letter of Credit”) in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn plus any outstanding L/C Borrowing made or other unreimbursed amount owing with respect to such Letter of Credit plus any fees and expenses associated with such Letter of Credit (the “Letter of Credit Exposure”), under which Supporting Letter of Credit the Agent shall be entitled to draw amounts necessary to reimburse such Letter of Credit Issuer and the Lenders for payments to be made by the applicable Letter of Credit Issuer and the Lenders under such Letter of Credit and any fees and expenses associated with such Letter of Credit or (b) cash in an amount sufficient to cover the Letter of Credit Exposure to be held as cash collateral for such Letter of Credit Exposure.

“Funding Date” means the date on which a Borrowing occurs.

“GAAP” means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which, solely in the case of computation of the Fixed Charge Coverage Ratio, are applicable to the circumstances as of the Effective Date.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Guarantor” means the Parent and each Borrower pursuant to the terms of Article 13 hereof.

“Guaranty” means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the “guaranteed obligations”), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

“Hedge Agreement” means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging any Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

“Illiquidity Period” means the period beginning on the date that Liquidity shall be less than $37,500,000 and ending on the first date thereafter that Liquidity shall be in excess of $50,000,000 for a period of fifteen (15) consecutive days.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Initial Adjustment Date” has the meaning given to such term in the definition of Applicable Margin.

“Intellectual Property” has the meaning set forth in Section 6.22.

“Interest Expense” means, for any fiscal period, the aggregate amount of interest required to be paid or accrued by the Parent and the Borrowers during such period on all Debt of the Parent and the Borrowers during such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capital Leases or synthetic leases), net of all interest income they receive during such period.

“Interest Period” means, as to any LIBOR Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Loan, and ending on the date one, two, three or six months thereafter as selected by the applicable Borrower in its Notice of Borrowing, in the form attached hereto as Exhibit D, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit E, provided that:

(a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

(b) any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Stated Termination Date.

“Interest Rate” means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.

“Inventory” means all of the Borrowers’ now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Borrowers’ business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

“Investment” shall mean, as applied to any Person, (a) any direct or indirect purchase or other acquisition by that Person of all or substantially all of the assets of any other Person or a line of business of any other Person, or of Securities, or of a beneficial interest in Securities, of any other Person, and (b) any direct or indirect loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, advances to such Person, to employees and similar items made or incurred in the ordinary course of business), or capital contribution by such Person to any other Person, including all Accommodation Obligations provided by such Person to or for the benefit of such other Person and all Debt and accounts owed to such Person by that other Person which are not current assets or did not arise from sales of goods or services to that Person in the ordinary course of business. The amount of any Investment shall be determined in conformity with GAAP.

“IRS” means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

“Issuing Bank Agreement” means, as to each Letter of Credit Issuer, any agreement entered into by such Letter of Credit Issuer and a Borrower relating to Letters of Credit.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its pro rata participation in any L/C Borrowing.

“L/C Borrowing” means the extension of credit made pursuant to Section 1.3(e) if conditions precedent under Section 8.2 would not be satisfied resulting from a payment under a Letter of Credit that has not been either reimbursed by the Borrowers in accordance with Section 1.3(e) or refinanced as a Borrowing.

“Latest Projections” means: (a) on the Effective Date and thereafter until the Agent receives new projections pursuant to Section 5.2(e), the projections of the Borrowers’ consolidated financial condition, results of operations, and cash flows, for the period commencing on             , 20     and ending on             , 20    , and delivered to the Agent prior to the Effective Date; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 5.2(e).

“Lender” and “Lenders” have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; provided that no such Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender’s Pro Rata Share.

“Lending Office” means the office through which a Lender or Letter of Credit Issuer is acting at any particular time for the purpose of this Agreement.

“Letter of Credit” shall mean any Commercial Letter of Credit or any Standby Letter of Credit issued by any Letter of Credit Issuer for the account of any Borrower pursuant to Section 1.3 and includes each Existing Letter of Credit.

“Letter of Credit Fee” has the meaning specified in Section 2.6.

“Letter of Credit Issuer” means the Bank, Wachovia Bank, National Association, JP Morgan Chase Bank, any of their Affiliates or any other Lender selected by the Borrowers and approved by the Agent (such approval not to be unreasonably withheld) that agrees to become a Letter of Credit Issuer.

“Letter of Credit Outstandings” means, at any time, the aggregate undrawn face amount of all outstanding Letters of Credit at such time, plus the aggregate unpaid reimbursement obligations with respect to Letters of Credit at such time.

“Letter of Credit Subfacility” means an amount equal to the Total Facility Amount.

“Liabilities and Costs” means all liabilities, claims, obligations, responsibilities, losses, damages, punitive damages, consequential damages, treble damages, charges, costs and expenses (including attorney’s, expert’s and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

“LIBOR Interest Payment Date” means, with respect to a LIBOR Loan, (a) the Termination Date, (b) if the Interest Period with respect to such LIBOR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period, and (c) the last day of each Interest Period applicable to such LIBOR Loan.

“LIBOR Loans” means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

“LIBOR Rate” means for any Interest Period with respect to any LIBOR Loan, a rate per annum determined by the Agent pursuant to the following formula:

Eurodollar Rate =	Eurodollar Base Rate
1.00 – Eurodollar Reserve Percentage

Where,

“Eurodollar Base Rate” means, for such Interest Period, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the

“Eurodollar Base Rate” for such Interest Period shall be the rate per annum determined by the Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Eurodollar Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The LIBOR Rate for each outstanding LIBOR Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

“Lien” means: (a) any security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting real property; and (c) any contingent or other agreement to provide any of the foregoing.

“Liquidation Percentage” means, with respect to Inventory of a Borrower at any time, the ratio (expressed as a percentage) computed by dividing (a) (i) if such percentage is being determined on the Effective Date or on any date prior to the first delivery of an appraisal requested in accordance with Section 7.4, the net orderly liquidation value of the Inventory of such Borrower, as set forth in the appraisal delivered to the Agents prior to the Effective Date and (ii) if such percentage is being determined on or after the date of the first delivery of an appraisal requested in accordance with Section 7.4, the net orderly liquidation value of the Inventory of the Borrower, as set forth in the appraisal most recently delivered pursuant to Section 7.4 by (b) the value of the Inventory of such Borrower, valued at cost as set forth in the corresponding appraisal.

“Liquidity” means, on any date of determination thereof, (a) the difference of (but not less than zero) (i) the sum of (A) all cash of the Credit Parties held in an Approved Deposit Accounts on such date, plus (B) all Cash Equivalents owned by the Credit Parties and reflected on the most recent consolidated balance sheet of the Parent prepared prior such date, minus (ii) $37,500,000 plus (b) Availability or, if as of such date of determination of Liquidity there shall have been no Revolving Loans outstanding during the immediately preceding ninety (90) days (or if any Revolving Loans were outstanding during such period they shall not have been outstanding for a continuous period of ten or more Business Days), Adjusted Availability in either case on such date.

“Loan Account” means the loan account reflecting outstanding Loans, Letters of Credit, repayments, and similar information for the Borrowers as maintained by the Agent in accordance with the provisions hereof.

“Loan Documents” means this Agreement, the Security Instruments, the Parent Guaranty, and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing or guaranteeing the payment obligations of the Credit Parties under this Agreement, the Security Agreement or the Parent Guarantee (excluding Bank Product Obligations) or the Liens on the Collateral.

“Loans” means, collectively, all loans and advances provided for in Article 1.

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Credit Parties taken as a whole or any material portion of the Collateral; (b) a material impairment of the ability of any Borrower or any other Credit Party to perform under any material Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Credit Party of any material Loan Document to which it is a party.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means and includes any and all of the mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by any Credit Party to or for the benefit of the Agent by which the Agent, on behalf of the Lenders, acquires a Lien on the Real Estate or a collateral assignment of the Credit Parties’ interest under leases of Real Estate, and all amendments, modifications and supplements thereto

“Multi-employer Plan” means a “multi-employer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Borrower or any ERISA Affiliate.

“Net Amount of Eligible Credit Card Accounts” means, at any time of determination hereunder, the amount owing under Eligible Credit Card Accounts less, without duplication, returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at such time of determination issued, owing, granted, outstanding, available or claimed.

“Non-Ratable Loan” and “Non-Ratable Loans” have the meanings specified in Section 1.2(h).

“Notice of Borrowing” has the meaning specified in Section 1.2(b).

“Notice of Continuation/Conversion” has the meaning specified in Section 2.2(b).

“Obligations” means all present and future loans, advances, liabilities, payment obligations and debts owing by any Credit Party to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys’ fees, filing fees and any other sums chargeable to any Credit Party hereunder or under any of the other Loan Documents. “Obligations” includes, without limitation, (a) all debts, liabilities, and payment obligations of any Credit Party now or hereafter arising from or in connection with the Letters of Credit and L/C Borrowings and (b) all Bank Product Obligations.

“Operating Lease” shall mean, as applied to any Person, any lease of any property by that Person as lessee which is not a Capital Lease.

“Original Credit Agreement” means that certain $175,000,000 Second Amended and Restated Credit Agreement dated November 14, 2003 by and between ATI, AT Retail, ANNCO, AT Distribution, Bank of America, N.A., as administrative agent, the lenders party thereto, the arranger party thereto, the syndication agents party thereto, the documentation agents party thereto and the co-agents party thereto, as amended.

“Original Subsidiary Agreements” means the collective reference to (i) that certain Subsidiary Guaranty and Collateral Agreement dated June 30, 1998, between AT Distribution and the Agent, as amended and (ii) that certain Assignment and Assumption Agreement dated as of February 29, 2000, between AT Retail, ANNCO and the Agent.

“Other Taxes” means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents, excluding, in each case, any such Taxes imposed as a result of an assignment, or designation of a new Lending Office under this Agreement or any other Loan Document, unless such assignment or designation is consented in writing by a Borrower or is requested by a Borrower under Section 4.8.

“Parent” shall mean AnnTaylor Stores Corporation, a Delaware corporation.

“Parent Guaranty” shall mean the Third Amended and Restated Guaranty dated as of the Effective Date substantially in the form of, and on the terms set forth in, Exhibit H, as the same may be amended, modified or otherwise supplemented from time to time.

“Parent Share Repurchase” means each purchase of Common Stock by the Parent funded in accordance with the terms of Section 7.13.

“Participant” means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

“Participation Register” has the meaning specified in Section 11.2(e).

“Payment Account” means the bank account established pursuant to the Security Agreement, to which amounts held in the Approved Deposit Accounts of the Parent and the Borrowers are swept and deposited or credited, and which is maintained in the name of the Agent or any Borrower, as the Agent may determine, on terms acceptable to the Agent.

“PBGC” means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

“Pending Revolving Loans” means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

“Pension Plan” means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Borrower (or an ERISA Affiliate) sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

“Permitted Existing Debt” shall mean the Debt existing on the date hereof and set forth in Schedule 6.9.

“Permitted Existing Liens” shall mean the Liens on any property, other than any Environmental Liens, reflected on Schedule 7.10(b).

“Permitted Liens” means:

(a) Liens (other than Environmental Liens and any Lien imposed under ERISA) for claims, taxes, assessments or charges of any Governmental Authority which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and as to which a stay of enforcement is in effect;

(b) statutory Liens of landlords, bankers, carriers, warehousemen, mechanics, materialmen and other similar Liens (other than any Lien imposed under ERISA or any Environmental Lien) imposed by law, arising in the ordinary course of business securing obligations, and, in each case, for amounts which (A) are not yet due, (B) are not more than 30 days past due as long as no notice of default has been given or other action taken to enforce such Liens, or (C)(1) are not more than 30 days past due and a notice of default has been given or other action taken to enforce such Liens, or (2) are more than

30 days past due, and, in the case of clause (1) or (2), are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and as to which a stay of enforcement is in effect;

(c) Liens (other than any Lien imposed under ERISA or any Environmental Lien) incurred or deposits made in the ordinary course of business (including surety bonds and appeal bonds) in connection with workers’ compensation, unemployment insurance and other types of employment benefits or to secure the performance of tenders, bids, leases, contracts (other than in respect of Debt), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

(d) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, rights of landlords, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of Real Estate, which do not materially detract from the value of such Real Estate or materially interfere with its use in the ordinary conduct of the business of any Borrower;

(e) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such judgments are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect.

(f) Liens on goods in favor of customs and revenue authorities arising as a matter of law in the ordinary course of business to secure payment of customs duties in connection with the importation of such goods.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

“Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower (or an ERISA Affiliate) sponsors or maintains or to which any Borrower (or an ERISA Affiliate) makes, is making, or is obligated to make contributions and includes any Pension Plan.

“Proprietary Credit Card Issuer” means Alliance Data Systems Corporation or any successor or replacement issuer or manager of a credit card program acceptable to the Agent.

“Pro Rata Guaranty Share” has the meaning specified in Section 13.2.

“Pro Rata Share” means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Commitment and the denominator of which is the sum of the amounts of all of the Lenders’ Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations (other than Bank Product Obligations) owed to such Lender and the denominator of which is the aggregate amount of the Obligations (other than Bank Product Obligations) owed to the Lenders, in each case giving effect to a Lender’s participation in Non-Ratable Loans and Agent Advances.

“Rate Suspension Notice” has the meaning specified in Section 4.5.

“Real Estate” means all of any Credit Party’s now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of such Credit Party’s now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

“Release” means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

“Report” has the meaning given to such term in Section 12.18(a).

“Reportable Event” means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

“Required Lenders” means at any time two (2) or more Lenders whose Pro Rata Shares aggregate more than 50% of the aggregate of all Lenders’ Pro Rata Shares.

“Requirement of Law” means, any international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Reserves” means reserves that limit the availability of credit hereunder, consisting of reserves against Availability, Eligible Credit Card Accounts or Eligible Inventory established by the Agent from time to time in its Commercial Judgment. Without limiting the generality of the foregoing, Reserves may include: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations (other than Bank Product Obligations) arising under this Agreement or the other Loan Documents, (c) inventory shrinkage, (d) warehousemen’s, bailees’ and landlords’ charges and statutory liens, and (e) reserves for gift cards and merchandise credits. No reserve pursuant to this definition shall be duplicative of any other reserve or of any amount already deducted in the calculation of the Borrowing Base. The Agent shall give the Borrower prompt notice of any change in the composition or calculation of any Reserves, provided that the failure to give such notice shall not affect the applicability of such change.

“Responsible Officer” means the chief executive officer, the chief operating officer, the president, the chief financial officer, the controller, the assistant secretary, the general counsel (other than with respect to financial reporting matters), any senior vice president or any assistant treasurer of the applicable Borrower, or any other officer having substantially the same authority and responsibility.

“Restated Subsidiary Guaranty” means that certain Amended and Restated Subsidiary Guaranty and Collateral Agreement dated April 30, 2001, as amended, pursuant to which the Original Subsidiary Agreements were amended and restated.

“Restricted Payment” shall mean (a) any dividend or other distribution, direct or indirect (including by means of any Accommodation Obligation), on account of any shares of any class of capital stock of the Parent or any Borrower or any of its respective Subsidiaries now or hereafter outstanding, including the Common Stock, except a distribution of stock as part of a stock split and except a dividend payable solely in shares of that class of stock or in any junior class of stock to the holders of that class, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Parent or any Borrower or any of its respective Subsidiaries now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any shares of any class of capital stock of the Parent or any Borrower or any of its respective Subsidiaries now or hereafter outstanding (other than purchases of warrants, options and other rights to acquire such shares in connection with the termination, retirement or other departure of employees of the Parent or its Subsidiaries), or (d) any consideration paid to any Person for the purpose of any of the foregoing.

“Restricted Payment Certification” has the meaning given to such term in Section 5.2(e).

“Restricted Subsidiary” means any Subsidiary of any Borrower that is not an Unrestricted Subsidiary.

“Revolving Loans” has the meaning specified in Section 1.2 and includes each Agent Advance, L/C Borrowing and Non-Ratable Loan.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.

“SEC” means the Securities and Exchange Commission, or any other Governmental Authority succeeding to any of its principal functions.

“Securities” shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities”, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

“Securities Act” shall mean the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Security Agreement” means the Third Amended and Restated Pledge and Security Agreement dated as of the date hereof by the Borrowers and the Parent to the Agent in Form of Exhibit G hereto, and each other security agreement delivered pursuant to the terms of the Loan Documents, each as hereafter modified, amended or supplemented from time to time.

“Security Instruments” means, collectively, the Security Agreement, the Blocked Account Agreement, each DDA Notification, each Credit Card Notification, each Mortgage and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which any Credit Party or other Person shall grant or convey to the Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any other Loan Document, as any of them may be amended, modified or supplemented from time to time.

“Settlement” and “Settlement Date” have the meanings specified in Section 12.15(a)(ii).

“Solvent” means, when used with respect to any Person, that at the time of determination:

(a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

(b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

(c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

(d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Standby Letter of Credit” shall mean any Letter of Credit which is not a Commercial Letter of Credit.

“Stated Termination Date” means April 23, 2013.

“Subsidiary” of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of a Borrower.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Required Lenders pursuant to Section 9.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

“Termination Event” shall mean (i) a Reportable Event with respect to any Plan; (ii) the withdrawal of ATI or any ERISA Affiliate from a Benefit Plan during a plan year in which ATI or such ERISA Affiliate was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of 20% of Benefit Plan participants who are employees of ATI and its ERISA Affiliates; (iii) the imposition of an obligation on ATI or any ERISA Affiliate under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the termination of, or the institution under ERISA of proceedings to terminate, a Benefit Plan (including the giving of written notice thereof); (v) any event or condition which constitutes grounds under Section 4042 of ERISA (excluding Section 4042(a)(4)) for the termination of, or the appointment of a trustee to administer, any Benefit Plan (including the giving of written notice thereof); (vi) the partial or complete withdrawal of ATI or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization; (vii) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan; (viii) ATI or any ERISA Affiliate has incurred or is likely to incur a liability in connection with any nonexempt “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; (ix) the failure to make a required contribution to a Benefit Plan if such failure is sufficient to give rise to a lien under Section 302 (f) of ERISA; or (x) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon ATI or any ERISA Affiliate.

“Total Facility Amount” has the meaning specified in Section 1.1.

“Trade Payables” means all trade payables of the Credit Parties and their Subsidiaries arising in the ordinary course of business, including any private label or corporate letter of credit issued by or any guaranty of any Credit Party to support the payment of such trade payables.

“Transfer” has the meaning specified in Section 11.2(e).

“Transferee” has the meaning specified in Section 11.2(e).

“Twelve-Month Period” a period of twelve full consecutive fiscal months of the Borrowers and their Subsidiaries, taken together as one accounting period.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

“Unfunded Pension Liability” means the excess of a Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unrestricted Subsidiary” shall mean any Foreign Subsidiary (other than a Foreign Subsidiary which is a Borrower) and any other Subsidiary of any Borrower which has been designated as such by resolution duly adopted by the board of directors of such Borrower, which at the time of such designation does not own or hold any Securities of the Parent or any Borrower, provided (a) no Subsidiary of a Borrower shall be (or if already an Unrestricted Subsidiary shall immediately cease to be) an Unrestricted Subsidiary if, at any time, the Parent or any Borrower shall create, incur, issue, assume, guarantee or in any other manner whatsoever be or become liable with respect to any Claim against or any Contractual Obligation or Debt of, such Subsidiary which is not permitted under Article 7 and (b) the Parent or the Borrowers shall be deemed to have made an Investment in an Unrestricted Subsidiary at the time of designation of such Subsidiary as an “Unrestricted Subsidiary” in an amount equal to the sum of (i) any Debt owed by such Subsidiary to the Parent and any Borrower at such time, (ii) any outstanding Guarantees or Liens created by the Parent or any Borrower in favor of or for the benefit of such Subsidiary and (iii) the total assets of such Subsidiary at such time as determined on a consolidated basis in accordance with GAAP. As of the Effective Date, the following Subsidiaries are Unrestricted Subsidiaries: AnnTaylor Travel, Inc., AnnTaylor Sourcing Far East Ltd., AnnTaylor of Puerto Rico, Inc., AnnTaylor Sourcing Italy, SRL and AnnTaylor Italy SRL.

“Unused Letter of Credit Subfacility” means an amount equal to the Letter of Credit Subfacility minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

“Unused Line Fee” has the meaning specified in Section 2.5.

“Wholly Owned” means, with respect to any Person, a Subsidiary of such Person, all of the outstanding Capital Stock of which (other than director’s qualifying shares and other similar de minimus issuances required by law) are at the time owned directly or indirectly by such Person.

2. Accounting Terms. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

3. Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “hereof,” “herein,” “hereunder” and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

(c) (i) The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(ii) The term “including” is not limiting and means “including without limitation.”

(iii) In the computation of periods of time from a specified date to a later specified date, unless otherwise expressly provided herein, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(iv) The word “or” is not exclusive.

(d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any relevant Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

(f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

(g) For purposes of Section 9.1, a breach of a financial covenant contained in Sections 7.22 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

(h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent’s or Lenders’ involvement in their preparation.

4. Accounting for Acquisitions.

With respect to any Acquisition consummated on or after the Effective Date, the following shall apply:

(a) For each of the twelve Twelve-Month Periods ending next following the date of any Acquisition, EBITDA shall include the results of operations of the Person or assets so acquired on a historical pro forma basis, and which amounts may include such adjustments as are permitted under Regulation S-X of the SEC and reasonably satisfactory to the Agent.

(b) For each of the twelve Twelve-Month Periods ending next following the date of each Acquisition, Fixed Charges shall include the results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis; provided, however, Interest Expense shall be adjusted on a historical pro forma basis to (i) eliminate interest expense accrued during such period on any Debt repaid in connection with such Acquisition and (ii) include interest expense on any Debt (including Debt hereunder) incurred, acquired or assumed in connection with such Acquisition (“Incremental Debt”) calculated (x) as if all such Incremental Debt had been incurred as of the first day of such Twelve-Month Period and (y) at the following interest rates: (I) for all periods subsequent to the date of the Acquisition and for Incremental Debt assumed or acquired in the Acquisition and in effect prior to the date of Acquisition, at the actual rates of interest applicable thereto, and (II) for all periods prior to the actual incurrence of such Incremental Debt, equal to the average daily rate of interest actually applicable to such Incremental Debt hereunder or under other financing documents applicable thereto, as the case may be.

EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE

This Certificate is delivered to you pursuant to Section 5.2(c) of the Third Amended and Restated Credit Agreement dated as of April 23, 2008 (as amended, supplemented or modified from time to time, (the “Credit Agreement”), among AnnTaylor, Inc. (“ATI”), ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc. (collectively, the “Borrowers”), Bank of America, N.A. (“Bank of America”), as Administrative Agent for the Lenders (in such capacity, (the “Agent”), and JPMorgan Chase Bank, N.A., Wachovia Bank, National Association, and RBS Citizens, N.A., as Syndication Agents. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

1. I am the duly elected, qualified and acting [Senior Vice President—Chief Financial Officer] [Vice President - Controller] of ATI.

2. I have reviewed and am familiar with the contents of this Certificate. I am providing this Certificate solely in my capacity as an officer of ATI. The matters set forth herein are true to the best of my knowledge after due inquiry, but I express no personal opinion as to any conclusions of law or other legal matters.

3. I have reviewed the terms of the Credit Agreement and the principal Loan Documents. Such review did not disclose the existence of, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or an Event of Default [, except as set forth below]. [Except as set forth below,] [A]ll of the representations and warranties of the Borrowers contained in the Credit Agreement and the other principal Loan Documents are correct and complete in all material respects as at the date of this certificate as if made as of the date hereof, except for those that speak as of a particular date. [Except as set forth below,] [T]he Borrowers are, as of             ,     , 200   [most recent quarter-end] (the “Determination Date”) in compliance in all material respects with all of their respective covenants and agreements in the Credit Agreement and the other principal Loan Documents. No Illiquidity Period has arisen or been in effect since the last Compliance Certificate delivered to the Agent [, except as set forth below].

4. Liquidity as of the Determination Date is as set forth below:

(a)	Cash held in Approved Deposit Accounts	$

(b)	Cash Equivalents reflected on most recently consolidated balance sheet of Parent	$

(c)	4(a) plus 4(b)	$

(d)	4(c) minus $37,500,000	$	*

(e)	Availability**	$

	Liquidity	$

*	But not less than zero
**	(or Adjusted Availability, if applicable)

5. If the Determination Date is the end of a fiscal quarter of ATI, attached hereto as Attachment 1 are the computations showing compliance with the covenants specified therein as of the Determination Date.

6. If any portion of an Illiquidity Period shall have been in effect during the month ending on the Determination Date, attached hereto as Attachment 2 is the computation showing compliance with Section 7.22 as of the Determination Date.

IN WITNESS WHEREOF, I execute this Certificate this      day of             , 20    .

ANNTAYLOR, INC.

By:
Name:
Title:

Attachment 1

to Exhibit A

The information described herein is as of                     ,         , and pertains to the period from                     ,          to                  ,         .

I.	Negative Covenants

A.	Indebtedness (Section 7.9)

	Section	Amount

	7.9(l)	$

B.	Sales (Section 7.10(a))

	Section	Amount

	7.10(a)(ii)	$

	7.10(a)(vii)	$

	7.10(a)(ix)	$

C.	Investments (Section 7.11)

	Section	Amount

	7.11(e)	$

	7.11(f)	$

	7.11(g)	$

	7.11(o)	$

D.	Restricted Payments (Section 7.13)

	Section	Amount

	7.13(a)	$

$

Attachment 2

to Exhibit A

The information described herein is as of                     ,         , and pertains to the period from                     ,          to                  ,         .

I.	Fixed Charge Coverage Ratio

A.	Fixed Charge Coverage Ratio (Section 7.22)

1.	Calculation of EBITDA:

	a.	Adjusted Net Earnings From Operations

		(i)	consolidated net income after provision for income taxes for such fiscal period	$

Less, to the extent included in net income

		(ii)	gain or loss arising from the sale of any capital assets	$

		(iii)	gain arising from any write-up in the book value of any asset	$

		(iv)	earnings of any Person (other than a Subsidiary) in which any Borrower has an ownership interest unless (and only to the extent) such earnings or loss shall actually have been received by such Borrower in the form of cash distributions	$

		(v)	earnings or loss of any Person to which assets of any Borrower shall have been sold, transferred or disposed of, or into which any Borrower shall have been merged, or which has been a party with any Borrower to any consolidation or other form of reorganization, prior to the date of such transaction	$

		(vi)	gain or loss arising from the acquisition of debt or equity securities of the Parent and the Borrowers or from cancellation or forgiveness of Debt	$

		(vii)	gain or loss arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction, to the extent included in net income	$

		(viii)	Adjusted Net Earning from Operations	$

		plus (to the extent deducted in the calculation thereof)		$

	b.	amortization		$

	c.	depreciation		$

	d.	Interest Expense		$

	e.	income tax expense		$

		EBITDA		$

2.	Capital Expenditures (other than those financed with Debt other than Revolving Loans)			$

3.	A.1 less A.2			$

4.	Fixed Charges

	a.	Interest Expense		$

	b.	Scheduled principal payments of Debt		$

	c.	Income taxes (non-deferred)		$

	FIXED CHARGES			$

5.	Ratio of line 3 to line 4			:1

	Minimum Required Ratio:			1.0 to 1.0

EXHIBIT B

FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C

[INTENTIONALLY OMITTED]

EXHIBIT D

NOTICE OF BORROWING

Date:                     , 200

To:	Bank of America, N.A. as Agent for the Lenders who are parties to the Third Amended and Restated Credit Agreement dated as of April 23, 2008 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) by and among AnnTaylor, Inc., ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the Lenders party thereto and Bank of America, N.A., as Agent, and JPMorgan Chase Bank, N.A., Wachovia Bank, National Association, and RBS Citizens, N.A., as Syndication Agents.

Ladies and Gentlemen:

The undersigned,                      (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

1.	The Business Day of the proposed Borrowing is , 200 .

2.	The aggregate amount of the proposed Borrowing is $ .

3.	The Borrowing is to be comprised of $ of Base Rate and $ of LIBOR Loans.

4.	The duration of the Interest Period for the LIBOR Loans, if any, included in the Borrowing shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) The representations and warranties of the Credit Parties contained in the Credit Agreement and the other principal Loan Documents are correct in all material respects on and as of the date of the Credit Extension requested hereunder and are deemed made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by any Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

(b) No event has occurred and is continuing, or would result from the Credit Extension requested hereby, which constitutes a Default or an Event of Default; and

(c) No event has occurred and is continuing, or would result from such Credit Extension requested hereby, which has had or would have a Material Adverse Effect.

(d) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus all Letter of Credit Outstandings, to exceed the Borrowing Base or the combined Commitments of the Lenders.

By:
Title:

EXHIBIT E

NOTICE OF CONTINUATION/CONVERSION

Date:                     , 200

To:	Bank of America, N.A. as Agent for the Lenders to the Third Amended and Restated Credit Agreement dated as of April 23, 2008 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among AnnTaylor, Inc., ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the Lenders party thereto and Bank of America, N.A., as Agent, and JPMorgan Chase Bank N.A., Wachovia Bank, National Association, and RBS Citizens, N.A., as Syndication Agents.

Ladies and Gentlemen:

The undersigned,                      (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

1.	The Continuation/Conversion Date is , 200 .

2.	The aggregate amount of the Loans to be [converted] [continued] is $ .

3.	The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

4.	The duration of the Interest Period for the LIBOR Loans included in the [conversion] [continuation] shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

(d) The representations and warranties of the Credit Parties contained in the Credit Agreement and the other principal Loan Documents are correct in all material respects on and as of the date of the [continuation][conversion] requested hereunder and are deemed made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by any Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

(e) No event has occurred and is continuing, or would result from the [continuation][conversion] requested hereby, which constitutes a Default or an Event of Default; and

(f) No event has occurred and is continuing, or would result from such [continuation][conversion] requested hereby, which has had or would have a Material Adverse Effect.

(g) The proposed [continuation][conversion] will not cause the aggregate principal amount of all outstanding Revolving Loans plus all Letter of Credit Outstandings, to exceed the Borrowing Base or the combined Commitments of the Lenders.

By:
Title:

EXHIBIT F

[FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and Acceptance”) dated as of                     , 200   is made between                      (the “Assignor”) and                      (the “Assignee”).

RECITALS

WHEREAS, the Assignor is party to that certain Third Amended and Restated Credit Agreement dated as of April 23, 2008 (as amended, amended and restated, modified, supplemented or renewed, the “Credit Agreement”) among AnnTaylor, Inc., ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the Lenders party thereto and Bank of America, N. A., as agent for the Lenders (the “Agent”), and JPMorgan Chase Bank, N.A., Wachovia Bank, National Association, and RBS Citizens, N.A., as Syndication Agents. Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the “Committed Loans”) to the Borrowers in an aggregate amount not to exceed $                     (the “Commitment”);

WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $                     to the Borrowers;

WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders’ liabilities under Letters of Credit in an aggregate principal amount of $                     (the “L/C Obligations”)] [no Letters of Credit are outstanding under the Credit Agreement]; and

WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $                     (the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.	Assignment and Acceptance.

(a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without

representation or warranty (except as provided in this Assignment and Acceptance)     % (the “Assignee’s Percentage Share”) of (A) the Commitment, the Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

(b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections 4.4 and 14.11 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

(c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee’s Commitment will be $                    .

(d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor’s Commitment will be $                    .

2.	Payments.

(a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $                    , representing the Assignee’s Pro Rata Share of the principal amount of all Committed Loans.

(b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

3.	Reallocation of Payments.

Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4.	Independent Credit Decision.

The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrowers, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

5.	Effective Date; Notices.

(a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be                     , 200_ (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:

(i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

(ii) the consent of each of the Agent and ATI required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

(iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

[(iv) the Assignee shall have complied with Section 11.2 of the Credit Agreement (if applicable);]

(v) the processing fee referred to in Section 2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent; and

(b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrowers and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

6.	[Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

(a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

7.	Withholding Tax.

The Assignee (a) represents and warrants to the Lender, the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by any Borrower and/or the Agent [and/or any Lender], as applicable with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish to the Agent and the Borrowers prior to the time that the Agent or Borrower is required to make any payment of principal, interest or fees hereunder and (so long as it remains eligible to do so) from time to time thereafter upon reasonable request by the Agent or a Borrower, (x) if the Assignee is organized under the laws of any jurisdiction other than the United States or any State thereof, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder), or (y) if the Assignee is organized under the laws of the United States or any State thereof, duplicate executed originals of U.S. Internal Revenue Service Form W-9, and agrees to provide new forms upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

8.	Representations and Warranties.

(a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of any Borrower, or the performance or observance by any Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

(c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; and (iv) it is an Eligible Assignee.

9.	Further Assurances.

The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrowers or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

10.	Miscellaneous.

(a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

(b) All payments made hereunder shall be made without any set-off or counterclaim.

(c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

(d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF                     . The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in [                    ] over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and

determined in such [                    ] State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

(f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Title:
Address:

[ASSIGNEE]

By:
Title:
Address:

SCHEDULE 1

to

ASSIGNMENT AND ACCEPTANCE

NOTICE OF ASSIGNMENT AND ACCEPTANCE

                    , 200

Bank of America, N.A.

Attention: Business Credit-Account Executive

AnnTaylor, Inc.

Re: AnnTaylor, Inc.

Ladies and Gentlemen:

We refer to the Third Amended and Restated Credit Agreement dated as of April 23, 2008 (as amended, amended and restated, modified, supplemented or renewed from time to time the “Credit Agreement”) among AnnTaylor, Inc., ANNCO, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the Lenders party thereto and Bank of America, N. A., as agent for the Lenders (the “Agent”), and JPMorgan Chase Bank, N.A., Wachovia Bank, National Association, and RBS Citizens, N.A., as Syndication Agents. Terms defined in the Credit Agreement are used herein as therein defined.

1. We hereby give you notice of, and request your consent to, the assignment by                      (the “Assignor”) to                      (the “Assignee”) of     % of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor’s participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and Acceptance”). We understand and agree that the Assignor’s Commitment, as of                     , 200  , is $                    , the aggregate amount of its outstanding Loans is $                    , and its participation in L/C Obligations (as defined in the Assignment and Acceptance) is $                    .

2. The Assignee agrees that, upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

3. The following administrative details apply to the Assignee:

(A)	Notice Address:

Assignee name:
Address:

Attention:
Telephone: ( )
Telecopier: ( )
Telex (Answerback):

(B)	Payment Instructions:

Account No.:
At:

Reference:
Attention:

4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

ACKNOWLEDGED AND ASSIGNMENT

CONSENTED TO:

Bank of America, N. A. as Agent

By:
Title:

AnnTaylor, Inc.

By:
Title:

EXHIBIT G

FORM OF THIRD AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

[This Exhibit G was filed as Exhibit 10.2 to the Registrant’s Form 10-Q filed November 19, 2010.]

EXHIBIT H

FORM OF THIRD AMENDED AND RESTATED PARENT GUARANTY

[This Exhibit H was filed as Exhibit 10.3 to the Registrant’s Form 8-K filed April 29, 2008.]

SCHEDULE 1.1

COMMITMENTS

Lender	Revolving Loan Commitment	Pro Rata Share (9 decimals)
Bank of America, N.A.	$65,000,000	26.000000000%
JPMorgan Chase Bank, N.A.	57,500,000	23.000000000%
RBS Citizens, N.A.	40,000,000	16.000000000%
Wachovia Bank, National Association	40,000,000	16.000000000%
Wells Fargo Retail Finance, LLC	27,500,000	11.000000000%
Fifth Third Bank	20,000,000	8.000000000%

	$250,000,000	100.000000000%

SCHEDULE 1.3

EXISTING LETTERS OF CREDIT

See attached.

Imports Outstanding Liability: By Bank Reference	22 Apr 2008

Ann Taylor Incorporated	1:37 PM

Ann Taylor Reference	Bank Reference	Beneficiary Name	Beneficiary Country	Issue Date	Expiry Date	Outstanding Liability Amount		Outstanding Liability USD
*****	*****	*****	HONG KONG	20 Feb 2006	10 Apr 2006	*****	USD	*****
*****	*****	*****	INDIA	27 Feb 2006	10 Apr 2006	*****	USD	*****
*****	*****	*****	HONG KONG	28 Feb 2006	10 Apr 2006	*****	USD	*****
*****	*****	*****	HONG KONG	28 Feb 2006	10 Apr 2006	*****	USD	*****
*****	*****	*****	HONG KONG	28 Feb 2006	12 Apr 2006	*****	USD	*****
*****	*****	*****	Republic of Korea	02 Aug 2007	12 May 2008	*****	USD	*****
*****	*****	*****	Republic of Korea	03 Jan 2008	16 Jun 2008	*****	USD	*****
*****	*****	*****	INDIA	15 Feb 2008	09 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	15 Feb 2008	09 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	18 Feb 2008	09 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	15 Feb 2008	21 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	15 Feb 2008	09 Apr 2008	*****	USD	*****
*****	*****	*****	HONG KONG	28 Feb 2008	07 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	03 Mar 2008	14 Apr 2008	*****	USD	*****
*****	*****	*****	SRI LANKA	04 Mar 2008	02 May 2008	*****	USD	*****
*****	*****	*****	HONG KONG	04 Mar 2008	01 May 2008	*****	USD	*****
*****	*****	*****	CHINA	04 Mar 2008	07 Apr 2008	*****	USD	*****
*****	*****	*****	HONG KONG	04 Mar 2008	05 May 2008	*****	USD	*****
*****	*****	*****	Republic of Korea	04 Mar 2008	21 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	05 Mar 2008	23 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	05 Mar 2008	23 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	05 Mar 2008	23 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	05 Mar 2008	23 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	05 Mar 2008	23 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	12 Mar 2008	23 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	12 Mar 2008	23 Apr 2008	*****	USD	*****
*****	*****	*****	SRI LANKA	14 Mar 2008	29 Apr 2008	*****	USD	*****
*****	*****	*****	TAIWAN	14 Mar 2008	21 Apr 2008	*****	USD	*****
*****	*****	*****	MACAU	14 Mar 2008	21 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	14 Mar 2008	05 May 2008	*****	USD	*****
*****	*****	*****	INDIA	14 Mar 2008	07 May 2008	*****	USD	*****
*****	*****	*****	TAIWAN	19 Mar 2008	10 Apr 2008	*****	USD	*****
*****	*****	*****	HONG KONG	19 Mar 2008	21 Apr 2008	*****	USD	*****
*****	*****	*****	Republic of Korea	25 Mar 2008	05 May 2008	*****	USD	*****
*****	*****	*****	INDIA	25 Mar 2008	07 May 2008	*****	USD	*****
*****	*****	*****	INDIA	25 Mar 2008	07 May 2008	*****	USD	*****
*****	*****	*****	INDIA	25 Mar 2008	14 May 2008	*****	USD	*****
*****	*****	*****	BRAZIL	26 Mar 2008	05 May 2008	*****	USD	*****
*****	*****	*****	TAIWAN	26 Mar 2008	05 May 2008	*****	USD	*****
*****	*****	*****	HONG KONG	26 Mar 2008	05 May 2008	*****	USD	*****

Page 1 of 2	ILCLIBBK.RPT

Imports Outstanding Liability: By Bank Reference	22 Apr 2008

Ann Taylor Incorporated	1:37 PM

Ann Taylor Reference	Bank Reference	Beneficiary Name	Beneficiary Country	Issue Date	Expiry Date	Outstanding Liability Amount		Outstanding Liability USD
*****	*****	*****	INDIA	26 Mar 2008	07 May 2008	*****	USD	*****
*****	*****	*****	INDIA	27 Mar 2008	07 May 2008	*****	USD	*****
*****	*****	*****	INDIA	01 Apr 2008	30 Apr 2008	*****	USD	*****
*****	*****	*****	INDIA	01 Apr 2008	28 Apr 2008	*****	USD	*****
*****	*****	*****	HONG KONG	02 Apr 2008	16 May 2008	*****	USD	*****
*****	*****	*****	INDIA	07 Apr 2008	19 May 2008	*****	USD	*****
*****	*****	*****	INDIA	07 Apr 2008	12 May 2008	*****	USD	*****
*****	*****	*****	HONG KONG	07 Apr 2008	16 May 2008	*****	USD	*****
*****	*****	*****	INDIA	07 Apr 2008	28 May 2008	*****	USD	*****
*****	*****	*****	INDIA	07 Apr 2008	28 May 2008	*****	USD	*****
*****	*****	*****	Republic of Korea	14 Apr 2008	12 May 2008	*****	USD	*****
*****	*****	*****	HONG KONG	14 Apr 2008	02 May 2008	*****	USD	*****
*****	*****	*****	Republic of Korea	17 Apr 2008	02 Jun 2008	*****	USD	*****
*****	*****	*****	INDIA	18 Apr 2008	04 Jun 2008	*****	USD	*****
*****	*****	*****	INDIA	22 Apr 2008	19 May 2008	*****	USD	*****

Selection Criteria:					Grand Total:			*****

Page 2 of 2	ILCLIBBK.RPT

April 22, 2008	ANN TAYLOR INC.
Letters of Credit Outstanding As Of 04/22/2008
By Applicant and Bank Reference Number

Reference Numbers
JP Morgan Reference	Ann Taylor Reference	Beneficiary Name	Open Date	Expiry Date	Latest Ship Date	Curr	Outstanding	Outstanding USD Equivalent
ANN TAYLOR INC
*****	*****	*****	02/15/2008	05/16/2008		USD	*****	*****
*****	*****	*****	02/22/2008	04/21/2008		USD	*****	*****
*****	*****	*****	02/22/2008	04/21/2008		USD	*****	*****
*****	*****	*****	03/05/2008	04/25/2008		USD	*****	*****
*****	*****	*****	03/05/2008	05/05/2008		USD	*****	*****
*****	*****	*****	03/05/2008	04/21/2008		USD	*****	*****
*****	*****	*****	03/05/2008	04/21/2008		USD	*****	*****
*****	*****	*****	03/05/2008	04/14/2008		USD	*****	*****
*****	*****	*****	03/06/2008	04/10/2008		USD	*****	*****
*****	*****	*****	03/06/2008	04/21/2008		USD	*****	*****
*****	*****	*****	03/17/2008	05/01/2008		USD	*****	*****
*****	*****	*****	03/17/2008	05/12/2008		USD	*****	*****
*****	*****	*****	03/17/2008	06/02/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/05/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/05/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/05/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/05/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/19/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/05/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/05/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/05/2008		USD	*****	*****
*****	*****	*****	03/19/2008	04/28/2008		USD	*****	*****
*****	*****	*****	03/19/2008	05/05/2008		USD	*****	*****

Trade Channel	Date Format: MM/DD/YY	Page 1 of 2

April 22, 2008	ANN TAYLOR INC.
Letters of Credit Outstanding As Of 04/22/2008
By Applicant and Bank Reference Number

Reference Numbers
JP Morgan Reference	Ann Taylor Reference	Beneficiary Name	Open Date	Expiry Date	Latest Ship Date	Curr	Outstanding	Outstanding USD Equivalent
*****	*****	*****	03/20/2008	05/19/2008		USD	*****	*****
*****	*****	*****	03/20/2008	05/16/2008		USD	*****	*****
*****	*****	*****	03/20/2008	04/28/2008		USD	*****	*****
*****	*****	*****	04/03/2008	05/12/2008		USD	*****	*****
*****	*****	*****	04/03/2008	05/12/2008		USD	*****	*****
*****	*****	*****	04/03/2008	05/12/2008		USD	*****	*****
*****	*****	*****	04/07/2008	05/16/2008		USD	*****	*****
*****	*****	*****	04/07/2008	04/29/2008		USD	*****	*****
*****	*****	*****	04/08/2008	05/19/2008		USD	*****	*****
*****	*****	*****	04/08/2008	05/16/2008		USD	*****	*****
*****	*****	*****	04/08/2008	05/16/2008		USD	*****	*****
*****	*****	*****	04/16/2008	05/23/2008		USD	*****	*****
*****	*****	*****	04/16/2008	06/02/2008		USD	*****	*****
*****	*****	*****	04/16/2008	06/02/2008		USD	*****	*****
*****	*****	*****	04/16/2008	05/26/2008		USD	*****	*****
*****	*****	*****	04/16/2008	06/02/2008		USD	*****	*****
*****	*****	*****	04/16/2008	06/02/2008		USD	*****	*****
*****	*****	*****	04/16/2008	06/02/2008		USD	*****	*****
*****	*****	*****	04/16/2008	06/02/2008		USD	*****	*****
*****	*****	*****	04/16/2008	05/30/2008		USD	*****	*****
*****	*****	*****	04/16/2008	05/26/2008		USD	*****	*****
*****	*****	*****	04/16/2008	05/19/2008		USD	*****	*****
*****	*****	*****	04/16/2008	05/30/2008		USD	*****	*****
*****	*****	*****	04/16/2008	05/30/2008		USD	*****	*****
						USD Total:		*****

						USD Grand Total:		*****

Selection Criteria:

Dates as of 04/22/2008.

Trade Channel	Date Format: MM/DD/YY	Page 2 of 2

Wachovia Bank, N.A.	Page:	1
Outstanding Summary Report	Date:	04/21/2008
For Applicant : ANN TAYLOR

Applicant Name: ANN TAYLOR INC.

L/C Bank Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Opening Date	Expiry Date	L/C Equiv Liability Balance
*****	*****	*****	*****	*****	LK	02/12/2008	04/29/2008	*****	USD
*****	*****	*****	*****	*****	KR	02/22/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	02/22/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	TW	02/27/2008	04/10/2008	*****	USD
*****	*****	*****	*****	*****	KR	02/27/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/03/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/03/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/03/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/03/2008	05/30/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	CN	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	KR	03/05/2008	04/14/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	KR	03/05/2008	04/14/2008	*****	USD
*****	*****	*****	*****	*****	TW	03/05/2008	04/14/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/05/2008	04/14/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	ID	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	VG	03/05/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	LK	03/05/2008	04/15/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	ID	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	C2	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/12/2008	04/21/2008	*****	USD

OSTSMY.RDF

Wachovia Bank, N.A.	Page:	2
Outstanding Summary Report	Date:	04/21/2008
For Applicant : ANN TAYLOR

Applicant Name:    ANN TAYLOR INC.

L/C Bank Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Opening Date	Expiry Date	L/C Equiv Liability Balance
*****	*****	*****	*****	*****	HK	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/12/2008	04/21/2008	*****	USD
*****	*****	*****	*****	*****	TW	03/20/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	TW	03/20/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	TW	03/20/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/20/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/25/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	TW	03/25/2008	04/28/2008	*****	USD
*****	*****	*****	*****	*****	CN	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	KR	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	KR	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	ID	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	HK	03/26/2008	05/05/2008	*****	USD
*****	*****	*****	*****	*****	TH	04/02/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/19/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/03/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	TH	04/02/2008	05/12/2008	*****	USD

OSTSMY.RDF

Wachovia Bank, N.A.	Page:	3
Outstanding Summary Report	Date:	04/21/2008
For Applicant : ANN TAYLOR

Applicant Name:    ANN TAYLOR INC.

L/C Bank Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Opening Date	Expiry Date	L/C Equiv Liability Balance
*****	*****	*****	*****	*****	HK	04/02/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/19/2008	*****	USD
*****	*****	*****	*****	*****	TW	04/02/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	ID	04/02/2008	05/19/2008	*****	USD
*****	*****	*****	*****	*****	CN	04/02/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	ID	04/02/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/02/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	KR	04/07/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	KR	04/07/2008	05/12/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/07/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	ID	04/10/2008	05/16/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/10/2008	05/19/2008	*****	USD
*****	*****	*****	*****	*****	HK	04/10/2008	05/19/2008	*****	USD
*****	*****	*****	*****	*****	VG	04/10/2008	05/19/2008	*****	USD

						Appl Name Total:		*****

							Total:	*****

BA/ACCPT Summary:							Total:

***** END OF OUTSTANDING SUMMARY REPORT

OSTSMY.RDF

SCHEDULE 5.2(j)

ADDITIONAL REPORTS

Monthly (within 15 Business Days after the end of each month):

1.	Summary Stock Ledger Report

2.	Report of Eligible L/C Inventory

3.	Report of Eligible Credit Card Receivables

4.	Rent Liability Report

5.	Gift Card Liability Report

6.	Customer Deposits Report

7.	Report showing Retail Sales for the month

8.	Report showing Detail of Eligible In-Transit Inventory

SCHEDULE 6.5

SUBSIDIARIES AND AFFILIATES

Name	Relationship to the Parent
AnnTaylor, Inc. (DE)	Wholly-owned Subsidiary
AnnTaylor Distribution Services, Inc. (DE)	Indirect, Wholly-owned Subsidiary
AnnTaylor Retail, Inc. (DE)	Indirect, Wholly-owned Subsidiary
Annco, Inc. (DE)	Indirect, Wholly-owned Subsidiary
AnnTaylor Travel, Inc. (DE)	Indirect, Wholly-owned Subsidiary
AnnTaylor Sourcing Far East Ltd. (Hong Kong)	Indirect, Wholly-owned Subsidiary 149,999 shares owned by AnnTaylor, Inc. 1 share owned by AnnTaylor Stores Corporation
AnnTaylor of Puerto Rico, Inc. (Puerto Rico)	Indirect, Wholly-owned Subsidiary
AnnTaylor Global Sourcing Italy, S.r.l. (Italy)	Indirect, Wholly-owned Subsidiary

SCHEDULE 6.7

SUBSIDIARY CAPITALIZATION

Name	Shares Authorized	Shares Outstanding	Ownership (percentage and number of shares)
AnnTaylor, Inc.	Common: 1,000 shares, par value $1.00 per share	Common: 1 share	100% owned by AnnTaylor Stores Corporation
AnnTaylor Distribution Services, Inc.	Common: 100 shares, par value $.01 per share	Common: 1 share	100% owned by AnnTaylor, Inc.
AnnTaylor Retail, Inc.	Common: 100 shares, par value $.01 per share	Common: 1 share	100% owned by AnnTaylor, Inc.
Annco, Inc.	Common: 100 shares, par value $1.00 per share	Common: 1 share	100% owned by AnnTaylor, Inc.
AnnTaylor Travel, Inc.	Common: 1000 shares, par value $.01 per share	Common: 1 share	100% owned by AnnTaylor, Inc.
AnnTaylor Sourcing Far East Ltd.	Common: 150,000 shares, par value HK $1.00 per share	Common: 150,000 shares	99.99% owned by AnnTaylor, Inc. (149,999 shares) Remaining 0.01% owned by AnnTaylor Stores Corporation (1 share)

SCHEDULE 6.9

DEBT

As of the Effective Date, there is a payable from AnnTaylor, Inc. to AnnTaylor Sourcing Far East Ltd. in the amount of $*******.

SCHEDULE 6.10

DISTRIBUTIONS

As of the Effective Date, Common Stock repurchases by AnnTaylor Stores Corporation for Fiscal Year 2008 totals $35,266,368.58.

SCHEDULE 6.11

REAL ESTATE; STORE LOCATIONS

1.	Distribution Center: 7101 Distribution Drive, Louisville, Kentucky, 40258

2.	Store locations attached

TYPE	STORE	STORE NAME	ADDRESS	CITY	STATE	ZIP
ATS	0001	NEW HAVEN	968 Chapel Street	New Haven	CT	06510
ATS	0002	WESTPORT	97 Main Street	Westport	CT	06880
ATS	0005	BRAINTREE	250 Granite Avenue	Braintree	MA	02184
ATS	0006	WARWICK	Warwick Mall, Suite 117	Warwick	RI	02886
ATS	0013	PHEASANT LANE	310 Daniel Webster Highway	South Nashua	NH	03060
ATS	0020	RIVERSIDE SQUARE	143 Riverside Square	Hackensack	NJ	07601
ATS	0022	NEWBURY	18 Newbury Street	Boston	MA	02116
ATS	0024	WELLESLEY SQUARE	73 Central Street	Wellesley	MA	02481
ATS	0033	SOUTH LASALLE STREET	231 South Lasalle St.	Chicago	IL	60604
ATS	0041	SOMERSET MALL	7101 Distribution Drive	Louisville	KY	40258
ATS	0046	OXFORD CENTER	476 Wheelers Farm Road	Milford	CT	06460
ATS	0052	WALNUT STREET	7 Times Square Tower	New York	NY	10036
ATS	0055	MT LEBANON	1372 Broadway	New York	NY	10018
ATS	0059	MENLO PARK	307 Menlo Park	Edison	NJ	08830
ATS	0076	BEVERLY CENTER	8522 Beverly Blvd. Suite 782	Los Angeles	CA	90048
ATS	0094	PALO ALTO	18 Stanford Shopping Center	Palo Alto	CA	94304
ATS	0103	THE AVENUES	10300 Southside Blvd.	Jacksonville	FL	32256
ATS	0108	CAMBRIDGESIDE	100 Cambridgeside	Cambridge	MA	02141
ATS	0116	WHEATON TOWN SQUARE	91 Town Square	Wheaton	IL	60187
ATS	0119	FORUM SHOPS AT CEASARS	3500 Las Vegas Blvd.	Las Vegas	NV	89109
ATS	0123	PACIFIC PLACE	10341 Pacific Street	Omaha	NE	68114
ATS	0129	ROCKINGHAM PARK MALL	99 Rockingham Blvd.	Salem	NH	03079
ATS	0132	HARBOR PLACE	200 East Pratt Street	Baltimore	MD	21202
ATS	0134	UNION STATION	50 Massachusetts Ave. NE	Washington	DC	20002
ATS	0136	RESTON TOWN CTR	11850 Market Street	Reston	VA	20190
ATS	0137	MONTGOMERY MALL	7101 Democracy Blvd. Suite 1058	Bethesda	MD	20817
ATS	0143	WEST FARMS	216 West Farms Mall	Farmington	CT	06032
ATS	0155	BRIARWOOD MALL	822 Briarwood Circle	Ann Arbor	MI	48108
ATS	0172	MAIN PLACE	2800 N. Main Street #548	Santa Ana	CA	92701
ATS	0177	PASADENA	495-505 South Lake Ave.	Pasadena	CA	91101
ATS	0179	BREA MALL	2117 Brea Mall	Brea	CA	92621
ATS	0185	UNIVERSITY TOWN CENTER	4417 La Jolla Village Dr. N-9	San Diego	CA	92122
ATS	0187	THE OAKS	460 W. Hillcrest Drive	Thousand Oaks	CA	91360
ATS	0193	SAN FRANCISCO CENTER	865 Market Street Suite C22	San Francisco	CA	94103
ATS	0194	CITY CENTRE	1420 Fifth Avenue, Suite 101	Seattle	WA	98101
ATS	0196	PIONEER PLACE	700 SW 5th Avenue	Portland	OR	97204
ATS	0241	KEYSTONE AT THE CROSSING	8701 Keystone Crossing	Indianapolis	IN	46240
ATS	0243	GROSSE POINTE	16822 Kercheval Ave.	Grosse Pointe	MI	48230
ATS	0246	WOODLAND MALL	3195 28th Street SE	Grand Rapids	MI	49512
ATS	0249	LAUREL PARK PLACE	37598 W 6 Mile Road	Livonia	MI	48152
ATS	0260	SADDLECREEK	7614 W. Farmington Blvd.	Germantown	TN	38138
ATS	0271	HANES MALL	3320 Silas Creek Pkwy #756	Winston-Salem	NC	27103
ATS	0275	FAYETTE MALL	3473 Nicholasville Road Space 314	Lexington	KY	40503
ATS	0279	COOL SPRINGS GALLERIA	1800 Galleria Blvd. Suite 1530	Franklin	TN	37067
ATS	0281	HOUSTON GALLERIA	5085 Westheimer Suite 2880	Houston	TX	77056
ATS	0282	HILLSDALE SHOPPING CTR	276 Hillsdale Mall	San Mateo	CA	94403
ATS	0283	DALLAS GALLERIA	13350 Dallas Parkway	Dallas	TX	75240
ATS	0284	PERIMETER MALL	4400 Ashford Dunwoody Road	Atlanta	GA	30346
ATS	0285	BELLEVUE SQUARE	1001 Bellevue Square	Bellevue	WA	98004
ATS	0288	NORTHSHORE MALL	Northshore Mall Route 20	Peabody	MA	01960
ATS	0289	CENTURY CITY	10250 Santa Monia Drive	Los Angeles	CA	90067
ATS	0291	DOWNTOWN PLAZA	545 Downtown Plaza #2063	Sacramento	CA	95814
ATS	0292	FAIRFIELD COMMONS	2727 Fairfield Commons	Beaver Creek	OH	45431
ATS	0293	STAMFORD TOWN CENTER	100 Greyrock Place	Stamford	CT	06901
ATS	0294	LENOX SQUARE	3393 Peachtree Road	Atlanta	GA	30326
ATS	0295	WORTHINGTON MALL	111 Worthington Mall	Worthington	OH	43085
ATS	0296	THE GROVE AT SHREWSBURY	559 Rt. 35 N-10A	Shrewsbury	NJ	07702
ATS	0297	RIDGEWOOD	240 Ridgewood Avenue	Ridgewood	NJ	07451
ATS	0298	WINTER PARK	126 Park Avenue North	Winter Park	FL	32789
ATS	0299	BROADWAY PLAZA	1189 Broadway Plaza	Walnut Creek	CA	94596
ATS	0301	ANNAPOLIS MALL	40 Annapolis Mall	Annapolis	MD	21401
ATS	0302	NORTH POINT MALL	1180 North Point Circle	Alpharetta	GA	30022
ATS	0303	DADELAND MALL	7415 Southwest 88th Street	Miami	FL	33156
ATS	0304	BOCA RATON	6000 West Glade Road	Boca Raton	FL	33431
ATS	0305	CHESTNUT HILL	199 Boyleston Street	Chestnut Hill	MA	02467
ATS	0307	OAKBROOK CENTER	208 Oakbrook Center	Oak Brook	IL	60523
ATS	0309	WORLD FINANCIAL CTR	225 Liberty Street	New York	NY	10281

ATS	0312	TYSONS GALLERIA	2001 International Drive	McLean	VA	22102
ATS	0314	LA CUMBRE I	130 South Hope Avenue D15	Santa Barbara	CA	93105
ATS	0315	PLAZA FRONTENAC	38 Plaza Frontenac	St. Louis	MO	63131
ATS	0318	NATICK MALL	1245 Worchester Road Space 116	Natick	MA	01760
ATS	0319	FASHION VALLEY	7007 Friars Road Suite 324	San Diego	CA	92108
ATS	0322	VALLEY FAIR	2855 Stevens Creek Blvd. #2305	Santa Clara	CA	95050
ATS	0323	BRIDGEWATER COMMONS	400 Commons Way	Bridgewater	NJ	08807
ATS	0324	EMBARCADERO CENTER	3 Embarcadero Center	San Francisco	CA	94111
ATS	0325	KING STREET CHARLESTON	265-267 King Street	Charleston	SC	29401
ATS	0326	SANTA ANITA	400 S. Baldwin Ave. Suite 615	Arcadia	CA	91007
ATS	0327	PEARLRIDGE CENTER	981005 Moana Lua Rd. #121	Aiea	HI	96701
ATS	0328	CRABTREE VALLEY MALL	4325 Glenwood Avenue	Raleigh	NC	27612
ATS	0329	PRUDENTIAL CENTER	800 Boylston Street	Boston	MA	02199
ATS	0331	SCOTTSDALE FASHION SQUARE	7014 E Camelback Road 7014 E Camelback Road, Suite 1	Scottsdale	AZ	85251
ATS	0333	OLD ORCHARD CENTER	74 Old Orchard Road S74	Skokie	IL	60077
ATS	0335	ROSEDALE CENTER	206 Rosedale Center	Roseville	MN	55113
ATS	0338	CAROUSEL CENTER	320 Hiawatha Blvd. West	Syracuse	NY	13209
ATS	0340	FASHION PLACE	6191 South State #212	Murray	UT	84107
ATS	0343	TRUMBULL SHOPPING PARK	5065 Main Street	Trumbull	CT	06611
ATS	0344	ARBORETUM MARKET	9722 Great Hills Trail Suite 350	Austin	TX	78759
ATS	0345	CANAL PLACE	333 Canal Street Suite 206	New Orleans	LA	70130
ATS	0348	SHADYSIDE	5407 Walnut Street	Pittsburgh	PA	15232
ATS	0351	MALL AT SHELTER COVE	24 Shelter Cove Lane	Hilton Head	SC	29928
ATS	0352	SOUTHPARK MALL	4400 Sharon Road	Charlotte	NC	28211
ATS	0353	SOMERSET SQUARE	140 Glastonbury Blvd.	Glastonbury	CT	06033
ATS	0354	BEACHWOOD PLACE	26300 Cedar Road Space 152	Beachwood	OH	44122
ATS	0360	OXMOOR CENTER	7900 Shelbyville Road	Louisville	KY	40222
ATS	0361	WILLOW GROVE PARK	2500 Moreland Road	Willow Grove	PA	19090
ATS	0362	645 MADISON AVENUE	645 Madison Avenue	New York	NY	10022
ATS	0366	PALMER SQUARE	17 Palmer Square West Space V-115	Princeton	NJ	08542
ATS	0367	CHURCH ST MARKET PLACE	One Church Street	Burlington	VT	05401
ATS	0368	BAYBROOK MALL	1029 Baybrook Mall Space 1029	Friendswood	TX	77546
ATS	0369	ENGLEWOOD	23 E. Palisades Avenue	Englewood	NJ	07631
ATS	0380	WEST TOWN MALL	7600 Kingston Pike Space 1582	Knoxville	TN	37919
ATS	0381	FASHION SQUARE	1554 East Rio Road Space D-12	Charlottesville	VA	22901
ATS	0382	HAYWOOD MALL	700 Haywood Road S1058	Greenville	SC	29607
ATS	0384	THE MALL @ GREEN HILLS	2126 Abbot Martin Road Space 258\260	Nashville	TN	37215
ATS	0387	LARCHMONT PALMER AVENUE	1919 Palmer Avenue	Larchmont	NY	10538
ATS	0388	WASHINGTON SQ SHOPPING CT	9624 SW Washington Sq. Rd.	Portland	OR	97223
ATS	0389	CIRCLE CENTRE	49 West Maryland Street Space 2	Indianapolis	IN	46225
ATS	0390	UNIVERSITY PARK VILLAGE	1604 S. University Drive Suite 502	Fort Worth	TX	76107
ATS	0391	SEMINOLE TOWNE CTR	117 Towne Center Circle	Sanford	FL	32771
ATS	0392	WOODFIELD MALL	N311 Woodfield Shopping Center	Schaumburg	IL	60173
ATS	0394	SOUTHDALE CENTER	170 Southdale Center Space 245	Edina	MN	55435
ATS	0396	WALT WHITMAN MALL	260-1 Route 110 Space 1044	Huntington Station	NY	11746
ATS	0397	SOUTH STREET SEAPORT	4 Fulton Street	New York	NY	10038
ATS	0400	KING-OF-PRUSSIA PLAZA	160 N. Gulph Rd. Space 5125	King of Prussia	PA	19406
ATS	0401	MAYFAIR MALL	2500 N. Mayfair Road Space 20	Wauwatosa	WI	53226
ATS	0402	DANBURY FAIR	7 Backus Avenue Space C-115	Danbury	CT	06810
ATS	0403	ST LOUIS GALLERIA	1418 St. Louis Galleria	St. Louis	MO	63117
ATS	0404	7TH MKTPL @CITICORP PLAZA	735 South Figueroa Space 311	Los Angeles	CA	90017
ATS	0406	NORTHPARK MALL	1200 E. County Line Rd Space 1116	Ridgeland	MS	39157
ATS	0407	PENTAGON CITY	1100 South Hayes Space C5	Arlington	VA	22202
ATS	0409	WESTSHORE PLAZA	287 Westshore Plaza	Tampa	FL	33609
ATS	0410	THE OAKS MALL	6629 Newberry Road	Gainesville	FL	32605
ATS	0417	PRESTON PARK VILLAGE	1900 Preston Road	West Plano	TX	75093
ATS	0420	CEDARHURST	467 Central Ave.	Cedarhurst	NY	11516
ATS	0421	GALLERIA @ SOUTHBAY	1815 Hawthorne Blvd.	Redondo Beach	CA	90278
ATS	0422	TOWN & COUNTRY VILLAGE	12850 Memorial Dr. Suite 400	Houston	TX	77024
ATS	0423	PARADISE VALLY MALL	4550-82 E.Cactus Rd. SPACE C36	Phoenix	AZ	85032
ATS	0424	THE FALLS	8888 Southwest 136th St. Suite 510	Miami	FL	33176
ATS	0425	ROOSEVELT FIELD MALL	Roosevelt Field Mall Space 2068	Garden City	NY	11530
ATS	0426	PARK MEADOWS	8405 Park Meadows Drive Suite 1107	Littleton	CO	80124
ATS	0427	OLD HYDE PARK	1618 W. Snow Avenue	Tampa	FL	33606
ATS	0428	SOUTHPARK CENTER	1012 Southpark Center	Strongsville	OH	44136
ATS	0430	ARDMORE	23 Parking Plaza	Ardmore	PA	19003
ATS	0432	TOWN CENTER PLAZA	5240 West 119th St, Space 2040	Leawood	KS	66209
ATS	0433	MALL OF LOUISIANA	6401 Blue Bonnet Blvd. Suite 1158	Bation Rouge	LA	70809
ATS	0434	WOLFCHASE GALLERIA	2760 North Germantown Parkway Suiet 159	Memphis	TN	38133
ATS	0435	THE MALL IN COLUMBIA	10300 Little Patuxent Parkway Space 2330	Columbia	MD	21044
ATS	0436	MALL @ TUTTLE CROSSINGS	5043 Tuttle Crossing Blvd. Space 281	Dublin	OH	43016
ATS	0437	149 FIFTH AVE-FLATIRON	149 Fifth Avenue	New York	NY	10010
ATS	0438	SUN VALLEY	329 Sunvalley Mall Space #B-216	Concord	CA	94520
ATS	0441	850 THIRD AVENUE	850 Third Avenue 52nd & 3rd	New York	NY	10022

ATS	0442	REGENCY SQUARE	1404 Parham Road	Richmond	VA	23229
ATS	0444	BELL TOWER SHOPS	13499 US41 Southeast Suite B-212	Fort Myers	FL	33907
ATS	0445	BRADLEY FAIR	2000 N Rock Road Suite 126	Wichita	KS	67206
ATS	0446	THE GARDENS @ EL PASEO	73-585 El Paseo Suite 1104	Palm Desert	CA	92260
ATS	0447	HORTON PLAZA	257 Horton Place Space M2-261	San Diego	CA	92101
ATS	0448	BILTMORE FASHION PARK	2582 E. Camelback Road	Phoenix	AZ	85016
ATS	0451	EASTCHESTER	696 White Plains Road	Scarsdale	NY	10583
ATS	0453	SUMMIT MALL	3265 West Market St. Space 242	Akron	OH	44333
ATS	0456	ROCKAWAY TOWN SQUARE	Route 80 E & Mount Hope Avenue	Rockaway	NJ	07866
ATS	0457	SOUTHGATE PLAZA	90 Southgate Plaza Suite 1108	Sarasota	FL	34239
ATS	0458	OLD TOWN ALEXANDRIA	115 North Washington Street	Alexandria	VA	22314
ATS	0459	FRANKLIN PARK MALL	5001 Monroe Street Suite 324 Space T-67	Toledo	OH	43623
ATS	0460	THE SHOPS @ BLACKHAWK	3630 Blackhawk Plaza Circle	Danville	CA	94506
ATS	0461	WILLOWBROOK MALL	1422 Willowbrook Mall Space 1420 & 1422	Wayne	NJ	07470
ATS	0462	MAIN PLACE	132 W Jefferson Ave. Space D1	Naperville	IL	60540
ATS	0463	REDMOND TOWN CENTER	16535 NE 74th St. Space F115	Redmond	WA	98052
ATS	0464	GAVIIDAE COMMONS	555 Nicollet Mall Suite 2277	Minneapolis	MN	55402
ATS	0465	BARTON CREEK SQUARE	2901Capital of Texas Highway Space BO7A	Austin	TX	78746
ATS	0466	THE WOODLANDS MALL	1201 Lake Woodland Drive Suite 2180	Woodlands	TX	77380
ATS	0467	LAKE FOREST MALL	701 Russell Ave Space 112/113	Gaithersburg	MD	20877
ATS	0468	BURLINGTON MALL	75 Middlesex St.	Burlington	MA	01803
ATS	0469	UTICA SQUARE	1948 Utica Square	Tulsa	OK	74114
ATS	0470	GEORGETOWN PARK	3222 M Street NW. Space W-231	Washington	DC	20007
ATS	0472	SMITH HAVEN MALL	Route 25 & 347	Lake Grove	NY	11755
ATS	0473	GREENWICH AVENUE	200 Greenwich Avenue	Greenwich	CT	06830
ATS	0474	1166 SIXTH AVENUE	1166 Sixth Avenue	New York	NY	10036
ATS	0475	VILLAGE ARCADE	5515 Kelvin Suite 90	Houston	TX	77005
ATS	0476	SOLOMON POND	601 Donald Lynch Blvd.	Marlborough	MA	01752
ATS	0477	FAIR OAKS MALL	11750 Fair Oaks	Fairfax	VA	22033
ATS	0478	RIVER PARK SQUARE	808 W. Main Suite 109	Spokane	WA	99201
ATS	0480	FOX RIVER MALL	4301 West Wisconsin Avenue	Appleton	WI	54915
ATS	0481	VALENCIA TOWN CENTER	24250 Town Center Space 140	Valencia	CA	91355
ATS	0482	LOS CERRITOS CENTER	235 Los Cerritos Center	Cerritos	CA	90703
ATS	0483	MERIDIAN MALL	1982 W. Grand River Avenue	Okemos	MI	48864
ATS	0484	THE SHOPS @RIVERWOODS	4801North University Avenue	Provo	UT	84604
ATS	0485	THE PALISADES CENTER	1780 Palisades Center Drive	West Nyack	NY	10994
ATS	0486	UNIVERSITY PARK	6501 North Grape Road	Mishawaka	IN	46545
ATS	0487	NORTHSTAR MALL	7400 San Pedro Suite 32	San Antonio	TX	78216
ATS	0488	HUEBNER OAKS CENTER	11745 IH 10 W.	San Antonio	TX	78230
ATS	0489	GOVERNORS SQUARE	1500 Apalachee Parkway	Tallahassee	FL	32301
ATS	0490	EAST BROAD STREET	165-169 East Broad Street	Westfield	NJ	07090
ATS	0491	600 THIRTEENTH STREET	600 Thirteenth Street NW	Washington	DC	20005
ATS	0492	LAGUNA HILLS	24155 Laguna Hills Mall	Laguna	CA	92653
ATS	0494	UNIVERSITY VILLAGE	2550 NE University Village	Seattle	WA	98105
ATS	0495	OXFORD VALLEY MALL	2300 East Lincoln Highway	Langhorne	PA	19047
ATS	0497	BURLINGAME AVENUE	1325 Burlingame Avenue	Burlingame	CA	94010
ATS	0499	PENN SQUARE MALL	1901 Northwest Expressway Suite 1036	Oklahoma City	OK	73118
ATS	0521	WEST TOWNE MALL	33 West Towne Mall	Madison	WI	53719
ATS	0522	CAROLINA PLACE	11025 Carolina Parkway Space C-17	Pineville	NC	28134
ATS	0524	OAK PARK MALL	11163 W. 95th Street	Overland Park	KS	66214
ATS	0525	THE SUMMIT	225 Summit Boulevard Suite 400	Birmingham	AL	35243
ATS	0526	DENVER PAVILIONS	500 16th Street Suite 222	Denver	CO	80202
ATS	0527	PHIPPS PLAZA	3500 Peach Tree Road	Atlanta	GA	30326
ATS	0528	CIELO VISTA MALL	8401 Gateway Blvd. West Room B-5A	El Paso	TX	79925
ATS	0529	PACFIC PLACE	600 Pine Street	Seattle	WA	98101
ATS	0530	KAHALA MALL	4211 Waialae Avenue Suite C-10	Honolulu	HI	96816
ATS	0532	MALL @ GEORGIA	3333 Buford Drive	Buford	GA	30519
ATS	0533	CHESTERFIELD MALL	291 Chesterfield Mall Space #752	Chesterfield	MO	63017
ATS	0535	75th & 3rd	1320 Third Avenue	New York	NY	10021
ATS	0537	PALOS VERDES	550 Deep Valley Drive	Rolling Hills Estate	CA	90274
ATS	0538	MAC ARTHUR CENTER	300 Monticello Avenue Space #221	Norfolk	VA	23510
ATS	0540	KINGSGATE CENTER	8201 Quaker Avenue	Lubbock	TX	79424
ATS	0541	AVENUE@ EAST COBB	4475 Roswell Road	Marietta	GA	30062
ATS	0542	FIG GARDEN VILLAGE	710 West Shaw Avenue	Fresno	CA	93704
ATS	0543	ALA MOANA CENTER	1450 Ala Moana Blvd. #3063	Honolulu	HI	96814
ATS	0544	CITRUS PARK TOWN CENTER	8054 Citrus Park Town Center	Tampa	FL	33625
ATS	0545	TWELVE OAKS MALL	27412 Novi Road	Novi	MI	48377
ATS	0546	BOISE TOWN SQUARE MALL	350 N. Milwaukee Box 1083 Space 1087	Boise	ID	83704
ATS	0547	600 N MICHIGAN AVE	600 North Michigan Avenue	Chicago	IL	60611
ATS	0548	EASTON TOWN CENTER	3938 Easton Square Place East	Columbus	OH	43219
ATS	0549	SOUTH LAKE	1426 Main Street	Southlake	TX	76092
ATS	0552	BROOK 35 PLAZA	2150 Route 35	Seagirt	NJ	08750
ATS	0553	COURT @ KING OF PRUSSIA	444 Mall Blvd.	King of Prussia	PA	19406
ATS	0554	MISSION VIEJO MALL	952 The Shops at Mission Viejo	Mission Viejo	CA	92691

ATS	0555	WHITE FLINT	11301 Rockville Pike	Kensington	MD	20895
ATS	0556	BEVERLY HILLS	406 North Beverly Drive	Beverly Hills	CA	90210
ATS	0557	MAZZA GALLERIE	5300 Wisconsin Avenue	Washington	DC	20015
ATS	0559	CITY PLACE	701 S Rosemary Ave Suite 140	West Palm Beach	FL	33401
ATS	0560	THE VENETIAN	3377 Las Vegas Blvd. South #2080	Las Vegas	NV	89109
ATS	0561	RENAISSANCE PLACE	1849 Greenbay Road Suite #105	Highland Park	IL	60035
ATS	0562	MALL OF AMERICA	60 East Broadway Suite 218	Bloomington	MN	55425
ATS	0563	PLAZA LAS AMERICAS	525 F.D. Roosevelt Avenue Space #544	Hato Rey	PR	00918
ATS	0564	STONEBRIAR	2601 Preston Road Space #2174	Frisco	TX	75034
ATS	0565	ROOKWOOD COMMONS	2671 Edmondson Road Building G	Hyde Park	OH	45209
ATS	0566	FLATIRON CROSSING	1 West Flatiron Circle Space #1056	Broomfield	CO	80021
ATS	0567	AVENTURA MALL	19501 Biscayne Blvd Space #547	Miami	FL	33180
ATS	0568	DEER PARK TOWN CENTER	20530 North Rand Road Space #314	Deer Park	IL	60010
ATS	0572	GALLERIA AT ROSEVILLE	1151 Harding Blvd Space #126	Roseville	CA	95678
ATS	0573	WESTSIDE PAVILLION	10800 West Pico Blvd Space #150	Los Angeles	CA	90064
ATS	0574	PROMENADE AT SAGEMORE	500 Route 73 South Space #A4	Marlton	NJ	08053
ATS	0575	STONESTOWN GALLERIA	3251-20th Avenue Space 164	San Francisco	CA	94132
ATS	0576	RIDGMAR	2268 Green Oaks Road Space #J3	Fort Worth	TX	76116
ATS	0577	CHERRY CREEK	3000 East 1st Avenue Suite #249	Denver	CO	80206
ATS	0578	CASA PALOMA	7131 West Ray Road Suite 20	Chandler	AZ	85226
ATS	0579	CHAMPIONS VILLAGE	5470 FM 1960 West	Houston	TX	77069
ATS	0580	RIVER OAKS CENTER	1987 West Grey	Houston	TX	77019
ATS	0581	BAY WALK	183 2nd Avenue North Space #B100	St. Petersburg	FL	33701
ATS	0582	CAMERON VILLAGE	446 Daniels Street Space #1-66	Raleigh	NC	27605
ATS	0584	LAKESIDE MALL	3301 Veterans Memorial	Metarie	LA	70002
ATS	0585	ARDEN FAIR	1689 Arden Way	Sacramento	CA	95815
ATS	0586	ASPEN GROVE	7301 South Sante Fe Drive Suite 410	Litteton	CO	80120
ATS	0587	CHRISTIANA MALL	715 Christiana Mall Space # 264	Newark	DE	19702
ATS	0591	MEADOWBROOK VILLAGE	340 North Adams Road Space #G340	Rochester Hills	MI	48309
ATS	0592	MONTGOMERY VILLAGE	2400 Sonoma Avenue Space	Santa Rosa	CA	95405
ATS	0594	WELLINGTON GREEN	10300 W. Forest Hill Blvd	Wellington	FL	33414
ATS	0595	WILLOWBEND MALL	6121 West Park Blvd Space # B208	Plano	TX	75093
ATS	0596	ROSS PARK	1000 Ross Park Mall Drive Space #D09 & #D10	Pittsburgh	PA	15237
ATS	0597	CHERRY HILL	2000 Route 38 Space #1850	Cherry Hill	NJ	08002
ATS	0598	CROSSGATES MALL	1 Crossgates Mall Space #D219	Albany	NY	12203
ATS	0599	330 MADISON AVE	330 Madison Avenue	New York	NY	10017
ATS	0603	ACADIANA MALL	5725 Johnston Street Space # C173 & C175	Lafayette	LA	70503
ATS	0604	LONG MEADOW SHOPS	694 Bliss Road	Longmeadow	MA	01106
ATS	0606	GLEN EAGLE SQUARE	539-541 Wilmington and Westchester Pike	Glen Mills	PA	19342
ATS	0607	THE SUMMIT @ LOUSIVILLE	4206 Summit Plaza Drive Space #B2	Louisville	KY	40241
ATS	0608	TAMPA INTERNATIONAL PLAZA	2223 North West Shore Blvd Space #261 & #262	Tampa	FL	33607
.COM	0611	AT.COM-BOLINGBROOK	605 Crossroads Parkway	Bolingbrook	IL	60440
.COM	0612	LOFT.COM	605 Crossroads Parkway	Bolingbrook	IL	60440
.COM	0619	AT.COM RETAIL RETURNS	605 W. Crossroads Parkway	Bolingbrook	IL	60440
ATS	0622	EASTCHASE TOWN CENTER	7248 Eastchase Parkway Space D-145	Montgomery	AL	36117
ATS	0624	GENEVA TOWN CENTER	402 Commons Drive Space #2140	Geneva	IL	60134
ATS	0629	PARKWAY PLACE	2801 Memorial Parkway South Space #188	Huntsville	AL	35801
ATS	0630	RAMPART COMMONS	1013 South Rampart Blvd.	Las Vegas	NV	89145
ATS	0634	THE STREETS AT SOUTHPOINT	6910 Fayetteville Road Suite 126	Durham	NC	27713
ATS	0635	MALL @ MILLENIA	4200 Conroy Road Suite #135	Orlando	FL	32839
ATS	0636	VILLAGE AT MERRICK PARK	350 Avenue San Lorenzo Suite 2135	Coral Gables	FL	33146
ATS	0639	1140 CONNECTICUT AVENUE	1140 Connecticut Avenue	Washington	DC	20036
ATL	0654	MEMORIAL CITY	303 Memorial City Suite #718	Houston	TX	77024
ATL	0655	FASHION SHOW	3200 Las Vegas Blvd Space #2020	Las Vegas	NV	89109
ATL	0656	MONROEVILLE MALL	Rt.22 Space #219	Monroeville	PA	15146
ATL	0657	PLAZA LAS AMERICAS	525 F.D. Roosevelt Avenue Space #191	Hato Rey	PR	00918
ATL	0658	AVENTURA MALL	19575 Biscayne Blvd Space #1181	Miami	FL	33180
ATL	0659	BRIDGEHAMPTON COMMONS	2044 Montauk Highway Bldg #3 Suite #40	Bridgehampton	NY	11932
ATL	0660	ATRIUM MALL AT CHESTNUT HILL	300 Boylston Street Space #A102A	Chestnut Hill	MA	02467
ATL	0661	TRIANGLE TOWN CENTER	5959 Triangle Town Blvd Suite #2041	Raleigh	NC	27616
ATL	0663	WEST COUNTY MALL	44 West County Center Suite #1120	Des Peres	MO	63131
ATL	0664	DULLES TOWN CENTER	21100 Dulles Town Circle Space #107	Dulles	VA	20166
ATL	0665	BOULEVARD MALL	730 Alberta Drive Space #725 & #729	Amherst	NY	14226
ATL	0666	RIVER FOREST TOWN CTR	7331 Lake Street Space #2	River Forest	IL	60305
ATL	0667	BIRKDALE VILLAGE	16745 Birkdale Commons Parkway Space Bldg 8D	Huntersville	NC	28078
ATL	0669	EDISON MALL	4125 Cleveland Avenue Space #1320	Ft. Myers	FL	33901
ATL	0671	LAKESIDE SHOPPING CENTER	3301 Veterans Memorial Blvd Suite 134	Metairie	LA	70002
ATL	0672	THE GARDENS MALL	3101 PGA Blvd. Space # A117	Palm Beach Gardens	FL	33410
ATL	0673	CARY TOWN CENTER	1105 Walnut Street Suite E4440	Cary	NC	27511
ATL	0674	PLAZA ESCUELA	1251 South Main Street	Walnut Creek	CA	94596
ATL	0676	VALLEY VIEW MALL	4802 Valley View Road Space #LE215 & 217	Roanoke	VA	24012
ATL	0677	PRUDENTIAL CENTER	800 Boyleston Street Space #11	Boston	MA	02199
ATL	0679	MARKETPLACE MALL	431 Miracle Drive Space #B-8 & B 14	Rochester	NY	14623
ATL	0683	2 BROADWAY @ BEAVER ST	2 Broadway	New York	NY	10004

ATL	0685	STREETS OF SOUTHPOINT	6910 Fayetteville Road Suite 144	Durham	NC	27713
ATL	0687	SOUTHBURY GREEN	775 South Main Street	Southbury	CT	06488
ATL	0690	PROMENADE @ TEMECULA	40820 Winchester Road Suite 2720	Temecula	CA	92591
ATL	0691	SHOPS AT KILLDEER	20505 North Rand Road Suite 210	Kildeer	IL	60047
ATL	0695	MANHATTAN VILLAGE	3200 Sepulveda Blvd. Space #C-8	Manhattan Beach	CA	90266
ATF	0700	FRANKLIN MILLS	1556 Franklin Mills BL	Philadelphia	PA	19154
ATF	0705	POTOMAC MILLS	2700 Potomac Mills Circle Suite 933	Prince William	VA	22192
ATF	0708	GULF COAST	5201 Factory Shops Blvd.	Ellenton	FL	34222
ATF	0709	WOODBURY COMMONS	113 Marigold Court	Central Valley	NY	10917
ATF	0710	CASTLE ROCK	5050 Factory Shops Blvd.	Castlerock	CO	80104
ATF	0715	GILROY	681 Leavesley Road Suite 10	Gilroy	CA	95020
ATF	0717	CITADEL	100 Citadel Drive, Suite 114	Commerce	CA	90040
ATF	0719	GROVE CITY	I-79 And Route 208 Suite 350	Grove City	PA	16127
ATF	0722	VERO BEACH	1850 94th Drive Space 160	Vero Beach	FL	32966
ATF	0723	RIVERHEAD	Tanger Drive Suite 512	Riverhead	NY	11901
ATF	0727	AURORA FARMS	549 S. Chillicothe Road Suite 400	Aurora	OH	44202
ATF	0730	MICHIGAN CTY LIGHTHOUSE	601 Wabash Street Suite 1301	Michigan City	IN	46360
ATF	0732	DESERT HILLS CABAZON	48400 Seminole Drive Suite 500	Cabazon	CA	92230
ATL	0734	CROSSINGS SMITHFIELD	371 Putnam Pike space 400	Smithfield	RI	02917
ATF	0735	TANNERSVILLE	1000 Route 611 Suite H1-95, Bldg. H	Tannersville	PA	18372
ATL	0736	CONGRESSIONAL PLAZA	1637 Rockville Pike Space #17	Rockville	MD	20852
ATF	0737	REHOBOTH BEACH	4565 Highway 1 Space 103	Rehoboth Beach	DE	19971
ATF	0739	NAPA	681 Factory Store Drive	Napa	CA	94558
ATF	0740	MARINA SQ SAN LEANDRO	1221 Marina Boulevard	San Leandro	CA	94577
ATF	0741	CAMARILLO	850 East Ventura Blvd. Space 738	Camarillo	CA	93010
ATF	0744	SAWGRASS MILLS	12801 West Sunrise Blvd. Space 1027	Sunrise	FL	33323
ATL	0745	1290 AVE OF THE AMERICAS	1290 Avenue of the Americas	New York	NY	10104
ATL	0746	BIRCH STREET	210 West Birch Street Space #1	Brea	CA	92821
ATL	0747	GREAT SOUTH BAY	855 West Montauk Highway Space B6	West Babylon	NY	11704
ATL	0748	NOHO - 770 BROADWAY	770 Broadway	New York	NY	10003
ATF	0749	ONTARIO MILLS	One Mills Circle Space 904&906	Ontario	CA	91764
ATL	0750	THE SOURCE	1504 Old Country Road	Westbury	NY	11590
ATL	0751	GRAPEVINE MILLS	3000 Grapevine Mills Parkway	Grapevine	TX	76051
ATL	0752	LIVINGSTON MALL	112 Eisenhower Parkway	Livingston	NJ	07039
ATL	0753	NEWPORT CENTER	30 Mall Drive West	Jersey City	NJ	07310
ATL	0754	WOODBRIDGE CENTER	208 Woodbridge Center	Woodbridge	NJ	07095
ATL	0755	ARIZONA MILLS	5000 Arizona Mills Circle	Tempe	AZ	85282
ATL	0756	BAY TERRACE	2344 Bell Boulevard	Bayside	NY	11360
ATL	0757	LYNNHAVEN MALL	701 Lynnhaven Parkway	Virginia Beach	VA	23452
ATL	0758	GREENWOOD PARK	1251 US 31 North	Greenwood	IN	46142
ATL	0759	CHEVY CHASE PAVILLION	5335 Winconsin Avenue NW Suite 104	Washington	DC	20015
ATL	0760	CASTLETON SQUARE	6020 E. 82nd Street Space 110A	Indianapolis	IN	46250
ATL	0761	OVEIDO MARKETPLACE	1257 Oveido Marketplace Blvd.	Oviedo	FL	32765
ATL	0763	TYRONE SQUARE	6901 22nd Avenue North	St. Petersburg	FL	33710
ATL	0764	COUNTRYSIDE MALL	27001 US Highway 19 North Suite 2058	Clearwater	FL	33761
ATL	0765	MACON MALL	3661 Eisenhower Parkway	Macon	GA	31206
ATL	0766	EASTLAND MALL	800 North Green River Road	Evansville	IN	47715
ATL	0767	SHOPS@SUNSET	5701 Sunset Drive	South Miami	FL	33143
ATL	0768	GREAT LAKES CROSSING	4054 Baldwin Road	Auburn Hills	MI	48326
ATL	0769	CORAL SQUARE MALL	9541A West Atlantic Blvd.	Coral Springs	FL	33071
ATL	0771	TUSTIN	2777 El Camino Real	Tustin	CA	92782
ATL	0772	QUAKER BRIDGE MALL	120 Quakerbridge Mall	Lawrenceville	NJ	08648
ATL	0773	MERIDEN SQUARE	470 Lewis Avenue	Meriden	CT	06451
ATL	0774	SANTA ROSA PLAZA	2007 Santa Rosa Plaza	Santa Rosa	CA	95401
ATF	0775	THE BLOCK @ ORANGE	20 City Blvd, West Suite 125	Orange	CA	92868
ATL	0776	COLLIN CREEK	811 North Central Parkway	Plano	TX	75075
ATL	0777	NORTHRIDGE FASHION CENTER	9301 Tampa Avenue	Northridge	CA	91324
ATL	0778	MONTCLAIR PLAZA	2066 Montclair Plaza Lane	Montclair	CA	91763
ATL	0779	BOYTON BEACH MALL	801 North Congress Avenue	Boyton Beach	FL	33426
ATL	0780	CRYSTAL MALL	850 Hartford Turnpike	Waterford	CT	06385
ATL	0781	GREEN ACRES MALL	1115 Green Acres Mall	Valley Stream	NY	11581
ATL	0782	KINGS PLAZA	5325 Kings Plaza Shopping Ctr.	Brooklyn	NY	11234
ATL	0783	HAMILTON SQUARE	4403 Black Horse Pike	Mays Landing	NJ	08330
ATL	0784	42nd & LEXINGTON	150 East 42nd Street	New York	NY	10017
ATL	0786	PEACHTREE	3507 Manchester Expressway	Columbus	GA	31909
ATL	0787	3rd AVE @ 69th ST	1155 Third Avenue	New York	NY	10021
ATL	0788	WHITE PLAINS GALLERIA	100 Main Street	White Plains	NY	10601
ATL	0789	CONCORD MILLS	8111 Concord Mills Blvd. Space 254	Concord	NC	28027
ATL	0791	VISTA RIDGE	2401 Stemons Freeway	Lewisville	TX	75067
ATL	0793	MIAMI INTERNATIONAL	1455 NW 107th Avenue	Miami	FL	33172
ATL	0794	VINTAGE OAKS	208 Vintage Way #K-4, 5, 7	Novato	CA	94945
ATL	0795	DOGWOOD FESTIVAL MKTPLACE	130 Dogwood Blvd. Space #F6	Flowood	MS	39232
ATL	0801	PLAZA DEL SOL	725 West Main Avenue Suite #1605	Bayamon	PR	00961
ATL	0803	MISSION VALLEY CENTER	1640 Camino Del Rio North Space 218 & 226	San Diego	CA	92108

ATL	0804	PARAMUS PARK	700 Paramus Park	Paramus	NJ	07652
ATF	0805	JERSEY GARDENS	651 Kapkowski Road	Elizabeth	NJ	07201
ATL	0806	BURLINGTON TOWN CENTER	49 Church Street Space # 1059	Burlington	VT	05401
ATL	0807	KATY MILLS	5000 Katy Mills Circle	Katy	TX	77494
ATL	0808	EXTON SQUARE	100 Exton Square	Exton	PA	19341
ATL	0809	PACIFIC VIEW VENTURA	3301 East Main Street Space #1385	Ventura	CA	93003
ATL	0810	SOUTH SHORE MALL	1701 Sunrise Highway	Bayshore	NY	11706
ATL	0811	PARK CITY MALL	142 Park City Center	Lancaster	PA	17601
ATL	0812	84th & 3rd	1492 Third Avenue	New York	NY	10028
ATL	0813	ARROWHEAD TOWN CENTER	7700 West Arrowhead Towne Ctr Space #1220	Glendale	AZ	85301
ATL	0814	DESERT PASSAGE	3667 Las Vegas Blvd Space #H-39, #H-40	Las Vegas	NV	89109
ATL	0815	PEMBROKE LAKES MALL	11401 Pines Blvd	Pembroke Pines	FL	33026
ATL	0816	CLEMATIS STREET	218 Clematis Street	West Palm Beach	FL	33401
ATL	0817	DEPTFORD MALL	1750 Deptford Center Road Space 2A-1 & 2B-1	Deptford	NJ	08096
ATL	0818	EMERALD SQUARE MALL	999 S. Washington Street Space W-237 (2nd Level)	N. Attleboro	MA	02760
ATL	0819	PARK PLACE MALL	5870 East Broadway Blvd Space #222	Tucson	AZ	85710
ATL	0820	ARLINGTON TOWN SQUARE	23 South Evergreen Avenue Space C-6	Arlington Heights	IL	60005
ATL	0821	AVENUE @ WHITE MARSH	8125 Honeygo Blvd Space #'s 2G & 2H	Baltimore	MD	21236
ATL	0822	SPRINGFIELD MALL	1250 Baltimore Pike	Springfield	PA	19064
ATL	0823	STREETS OF WOODFIELD	601 N. Martingdale Road	Schaumburg	IL	60173
ATL	0824	GALLERIA @ TYLER	1299 Galleria at Tyler Space # E-3	Riverside	CA	92503
ATL	0825	FRIENDLY CENTER	629 Friendly Center Road	Greensboro	NC	27410
ATL	0826	MT PLEASANT TOWNE CENTER	1221 Belk Drive	Mount Pleasant	SC	29464
ATL	0827	CAPE COD MALL	Route 132 Lyannough Road Space #S-165	Hyannis	MA	02601
ATL	0828	TACOMA MALL	4502 South Steele Street Space 646	Tacoma	WA	98409
ATL	0829	LLOYD CENTER	1021 Lloyd Center	Portland	OR	97232
ATL	0830	VALLEY RIVER CENTER	208 Valley River Center Space E10 & E12	Eugene	OR	97401
ATL	0831	WESTMINSTER MALL	1025 Westminster Mall Space #1033	Westminster	CA	92683
ATL	0833	OPRY MILLS	231 Opry Mills Drive Space #231	Nashville	TN	37214
ATL	0834	52nd & MADISON	488 Madison Avenue	New York	NY	10022
ATL	0835	LANDMARK MALL	5801 Duke Street Space #C226	Alexandria	VA	22304
ATL	0836	QUARRY CROSSING	7322 Jones Maltsberger Suite #110	San Antonio	TX	78209
ATL	0837	WEST VILLAGE	3699 McKinney Avenue Space #316	Dallas	TX	75204
ATL	0839	NORTHGATE SHOPPING	410 Northeast Northgateway Way Space #729	Seattle	WA	98125
ATL	0840	BAY STREET	5652 Bay Street Space #5652	Emeryville	CA	94608
ATL	0841	33 N. LASALLE STREET	33 North LaSalle Street	Chicago	IL	60603
ATL	0842	PLAZA CAMINO REAL	2525 El Camino Real Space #257	Carlsbad	CA	92008
ATL	0843	MID RIVERS MALL	2264 Mid Rivers Mall	St. Peters	MO	63376
ATL	0845	CHESTERFIELD TOWN CTR	11500 Midlothian Turnpike	Richmond	VA	23235
ATL	0846	MARINA MARKETPLACE	13455 Maxella Avenue Space #136	Marina Del Rey	CA	90292
ATL	0847	FAIRFIELD CENTRE	1499 Post Road Space #1-F	Fairfield	CT	06430
ATL	0848	HULEN MALL	4800 S. Hulen Street	Fort Worth	TX	76132
ATL	0849	VILLAGE @ FLATIRON	1 West Flatiron Circle Space #416	Broomfield	CO	80021
ATL	0851	CORTE MADERA TOWN CTR	100 Corte Madera Town Center Space #325	Corte Madera	CA	94925
ATL	0852	35 WEST 34th STREET	35 West 34th Street	New York	NY	10001
ATL	0853	CLACKAMUS TOWN CENTER	12000 SE 82nd Avenue Suite 1072	Portland	OR	97266
ATL	0855	GRESHAM STATION	881 Northwest 12th Street Bldg A-5	Gresham	OR	97030
ATL	0856	LA PLAZA MALL	2200 South 10th Street	McAllen	TX	78503
ATL	0857	PREMIER CENTER	3414 Highway 190 Suite #12	Mandeville	LA	70471
ATL	0858	STREETS OF MAYFAIR	2911 Grand Avenue Space # 406	Coconut Grove	FL	33133
ATL	0860	BROOKWOOD VILLAGE	603 Brookwood Village #105	Birmingham	AL	35209
ATL	0861	TRI COUNTY MALL	11700 Princeton Pike Space #D-14 & D-15	Cinncinnati	OH	45246
ATL	0862	KIERLAND COMMONS	15211 North Kierland Blvd	Scottsdale	AZ	85254
ATL	0863	MAPLEWOOD MALL	1072 Maplewood Mall Space #1034	St. Paul	MN	55109
ATL	0864	ARUNDEL MILLS	7600 Clarks Road Space #464	Hanover	MD	21076
ATL	0865	CONCORD MALL	4737 Concord Pike Spaces #210 & #220	Wilmington	DE	19803
ATL	0866	70-31 AUSTIN STREET	70-31 Austin Street	Queens	NY	11375
ATL	0867	FOOTHILLS FASHION	215 East Fashion Parkway Space #B13	Fort Collins	CO	80525
ATL	0868	951 16TH STREET	951 16th Street Space #100	Denver	CO	80202
ATL	0869	YORKTOWN CENTER	203 Yorktown Shopping Ctr Space #261 & #262	Lombard	IL	60148
ATL	0870	BROOKFIELD SQUARE	95 North Moorland Road #A17 / Space #C-16	Brookfield	WI	53005
ATL	0871	OAK COURT MALL	4465 Poplar Avenue Space #2310A	Memphis	TN	38117
ATL	0873	MONTGOMERY MALL	103 Montgomery Mall Space #'s J6 & J7	North Wales	PA	19454
ATL	0874	OAKRIDGE MALL	925 Blossom Hill Road Space #U1B	San Jose	CA	95123
ATL	0875	ORLANDO FASHION SQUARE	3201 E Colonial Drive	Orlando	FL	32803
ATL	0876	MALL OF ST MATTHEWS	5000 Shelbyville Road Space #1370	Louisville	KY	40207
ATL	0877	GREAT NORTHERN	188 Great Northern Mall	Cleveland	OH	44070
ATL	0878	MOCKINGBIRD STATION	5307 E Mockingbird Lane	Dallas	TX	75206
ATL	0879	MAYFAIR SHOPPING CENTER	170B East Jericho Turnpike	Commack	NY	11725
ATL	0880	SOUTH COAST PLAZA	3333 Bear Street Space #344	Costa Mesa	CA	92626
ATL	0881	UNION STATION	1332 Sixth Avenue Union & Sixth	Seattle	WA	98101
ATL	0882	PENTAGON ROW	1201 South Joyce Street Space #B28	Arlington	VA	22202
ATL	0884	FOX RUN	50 Fox Run Road #128 Space #G6	Newington	NH	03801
ATL	0885	NORTH BRIDGE	520 North Michigan Avenue Space #226 & 228	Chicago	IL	60611

ATL	0886	UPTOWN PARK	1141 Uptown Park Blvd Suite #10	Houston	TX	77056
ATL	0887	FLORENCE MALL	1034 Florence Mall Space #1034	Florence	KY	41042
ATL	0888	ORLAND SQUARE MALL	104 Orland Square Space #A-02A	Orland Park	IL	60462
ATL	0890	MIZNER PARK	449 Plaza Real	Boca Raton	FL	33432
ATL	0891	LINCOLN ROAD	1036 Lincoln Road Space #1036	Miami	FL	33139
ATL	0892	AVENUE @ PEACHTREE	216 City Circle Space #440	Peachtree	GA	30269
ATL	0893	115 S. OLD WOODWARD	101 South Old Woodward Space # 110 & # 115	Birmingham	MI	48009
ATL	0894	MARKET COMMON CLARENDON	2700 Clarendon Blvd Suite 14	Arlington	VA	22201
ATL	0895	EDEN PRAIRIE CENTER	1018 Eden Prairie Center Space #1134	Eden Prairie	MN	55344
ATL	0897	HOLLYWOOD & HIGHLAND	#N/A	#N/A	#N/A	#N/A
ATL	0939	INDEPENDENCE MALL	3500 Oleander Drive Space #1084	Wilmington	NC	28403
ATL	0941	PASEO COLORADO	326 East Colorado Blvd Space # B109A + B109B	Pasadena	CA	91101
ATL	0944	SHOPPES @ BRINTON LAKE	929 Baltimore Pike Bldg E 400	Glen Mills	PA	19342
ATL	0945	THE GATEWAY	56 Rio Grande Street Suite #1084	Salt Lake City	UT	84101
ATL	0947	THE WATERFRONT	126 West Bridge Street Space #B11	Homestead	PA	15120
ATL	0949	MALL OF AMERICA	184 North Garden Street	Bloomington	MN	55425
ATL	0951	THE ESPLANADE	1401 West Esplanade Avenue Space # 324	Kenner	LA	70065
ATL	0952	SUGARHOUSE COMMONS	2100 South & Highland Drive	Salt Lake City	UT	84106
ATL	0954	WINTER PARK	438 N. Orlando Avenue Bldg J	Winter Park	FL	32789
ATL	0955	BOWIE TOWN CENTER	3701A Evergreen Pkwy	Bowie	MD	20716
ATL	0956	GARDEN CITY SHOPPING CENTER	83 Hillside Road Space #20	Cranston	RI	02920
ATL	0957	MALL @ BARNES CROSSING	1001 Barnes Crossing Road Spaces #726, 728 & 729	Tupelo	MS	38801
ATL	0958	MALL AT STONECREST	2929 Turner Hill Road Space #2770	Lithonia	GA	30038
ATL	0960	SANDS SHOPPING CENTER	3575 Long Beach Road Space #3J & 3K	Oceanside	NY	11572
ATL	0961	SOUTH HILLS VILLAGE	301 South Hills Village Space #1135	Pittsburgh	PA	15241
ATL	0962	THE MALL AT ROBINSON	100 Robinson Drive Space #1850	Pittsburgh	PA	15205
ATL	0963	THE FORUM AT PEACHTREE	5145 Peachtree Parkway Suite 410	Atlanta (Norcross)	GA	30092
ATL	0964	NORTHPOINTE VILLAGE	7300 Northpointe Parkway Suite #106	Alpharetta	GA	30022
ATL	0965	COLUMBIANA CENTRE	100 Columbiana Circle Space # 1328 & # 1324	Columbia	SC	29212
ATL	0966	WESTWOOD VILLAGE	1038 Westwood Blvd	Los Angeles	CA	90024
ATL	0967	ARBOR LAKES	7881 Main Street North Bldg 13	Maple Grove	MN	55369
ATL	0969	DUPONT CIRCLE	1611 Connecticut Avenue	Washington	DC	20009
ATL	0970	KENDALL VILLAGE	8717 Southwest 124th Avenue	Miami	FL	33183
ATL	0971	LINCOLN SQUARE	326 Lincoln Square	Arlington	TX	76011
ATL	0972	SHOPS AT DEERFIELD	720 Waukegan Road Unit H & I	Deerfield	IL	60015
ATL	0973	SHOPS AT LIBERTY PLACE	1625 Chestnut Street Space #234	Philadelphia	PA	19103
ATL	0975	THE VILLAGE SHOPS	95 Washington Street	Canton	MA	02021
ATL	0976	111 WEST MONROE	111 West Monroe	Chicago	IL	60603
ATL	0977	JEFFERSON POINTE	4120 West Jefferson Blvd Suite # 5	Ft Wayne	IN	46804
ATL	0978	3265 M STREET	3265 M Street NW	Washington	DC	20007
ATL	0981	HAMBURG VILLAGE	2308 Sir Barton Way	Lexington	KY	40509
ATL	0982	CAMBRIDGE CROSSING	4100-4090 Dearborne Circle, Sp # 123, 124 & 125	Mt Laurel	NJ	08054
ATL	0984	CREEKSIDE TOWN CTR	1208 Galleria Blvd Suite 100	Roseville	CA	95678
ATL	0985	EASTWOOD TOWN CENTER	3301 Preyde Blvd Space #H5	Lake Lansing	MI	48912
ATL	0986	CHANDLER FASHION CENTER	3499 West Chandler Blvd Suite 1016	Chandler	AZ	85226
ATL	0988	RIVERWALK	1 Poydras Street Space #46	New Orleans	LA	70130
ATL	0992	246 SUTTER STREET	246 Sutter Street	San Francisco	CA	94108
ATL	0993	SOHO - 560 BROADWAY	560 Broadway	New York	NY	10012
ATL	0994	BARRACKS ROAD	1117 Emmet St. N Space #19E	Charlottesville	VA	22903
ATL	0995	POLARIS FASHION PLACE	1500 Polaris Parkway Space #1086	Columbus	OH	43240
ATS	1000	TYSON'S CORNER	8061L Tysons Corner Center Space #J7L	McLean	VA	22102
ATS	1001	SOUTH COAST PLAZA	3333 Bristol Street Suite #2018	Costa Mesa	CA	92626
ATS	1002	BRIARGATE	1925 Briargate Parkway Space #A125	Colorado Springs	CO	80920
ATS	1003	SHOPPES AT ENGLISH VILLAGE	1460 Bethlehem Pike Suite J	North Wales	PA	19454
ATS	1004	SHORT PUMP TOWN CENTER	11800 West Broad Street Suite #2124	Richmond	VA	23233
ATS	1005	STONY POINT FASHION PARK	9200 Stony Point Parkway Space #113	Richmond	VA	23235
ATS	1006	CROCKER PARK	145 Main Street Space #1050	Westlake	OH	44145
ATS	1008	DERBY STREET SHOPPES	98 Derby Street Suite 417	Hingham	MA	02043
ATS	1009	MAYFAIR TOWN CENTER	6851 Main Street Bldg F	Wilmington	NC	28403
ATS	1011	THE MALL AT SHORT HILLS	Rt. 24 and Kennedy Parkway Space #153	Short Hills	NJ	07078
ATS	1012	SHOPS @ ARBOR LAKE	12265 Elm Creek Blvd Space #B12	Maple Grove	MN	55369
ATS	1013	LA ENCANTADA	2905 East Skyline Drive Space #1024	Tucson	AZ	85718
ATS	1016	FANEUIL HALL	South Market Building Space #2170	Boston	MA	02109
ATS	1017	NEW CANAAN	59 Elm Street	New Canaan	CT	06840
ATS	1018	TOWSON TOWN CENTER	825 Dulaney Valley Road Space #4135, 4140 & 4145	Towson	MD	21204
ATS	1019	VILLAGE OF CROSS KEYS	88 Village Square Space #1470	Baltimore	MD	21210
ATS	1020	HIGHLAND VILLAGE	4001 Westheimer Space #4051	Houston	TX	77027
ATS	1022	THE WESTCHESTER	125 Westchester Ave Space #2860A	White Plains	NY	10601
ATS	1023	MASHPEE COMMONS	34 Steeple Street	Mashpee	MA	02649
ATS	1024	SHOPS AT LA CANTERA	15900 LaCantera Parkway Bldg. 2 Suite #2240	San Antonio	TX	78256
ATS	1025	SHOPPES AT FARMINGTON VALLEY	110 Albany Turnpike Suite 909	Canton	CT	06019
ATS	1026	71-09 AUSTIN STREET	71-09 Austin Street	Forest Hills	NY	11375
ATS	1029	ALAMO QUARRY CROSSING	255 East Basse Suite 905	San Antonio	TX	78209
ATS	1030	LA PLAZA MALL	2200 South 10th Street Space #F-14A	McAllen	TX	78503

ATS	1031	GARDEN STATE PLAZA	Garden State Rt. 4 & 17 Space #1125	Paramus	NJ	07652
ATS	1032	COUNTRY CLUB PLAZA	309 Nichols Road	Kansas City	MO	64112
ATL	1033	555 BROADWAY	#N/A	#N/A	#N/A	#N/A
ATS	1035	ALGONQUIN COMMONS	1948 South Randall Road Space #4080	Algonquin	IL	60102
ATS	1036	NORTHPARK CENTER	8687 North Central Expressway Suite #1912	Dallas	TX	75225
ATS	1040	GALLERIA@FT LAUDERDALE	2338 East Sunrise Blvd. Space #C4-2206	Fort Lauderdale	FL	33304
ATS	1042	ORLANDO PARK CROSSING	14215 LaGrange Road Space 116	Orland Park	IL	60462
ATS	1043	NORTHLAKE MALL	6801 Northlake Mall Drive Suite #233	Charlotte	NC	28216
ATS	1044	ST JOHN'S TOWN CENTER	4711 River City Drive Suite 101	Jacksonville	FL	32246
ATS	1045	THE VININGS JUBILEE	4300 Paces Ferry Road Suite #474	Atlanta	GA	30339
ATS	1046	JORDAN CREEK TOWN CENTER	101 Jordan Creek Parkway Space #11080	West Des Moines	IA	50266
ATS	1047	CARRIAGE CROSSING	4630 Merchants Park Circle Space #717	Collierville	TN	38017
ATS	1048	TOWN CNTR ATLANTIC STATION	1380 Atlantic Drive Suite #14125	Atlanta	GA	30363
ATS	1050	GLENDALE GALLERIA RELO	1108 Glendale Galleria Space #G-4	Glendale	CA	91210
ATS	1051	WATERSIDE SHOPS@PELICAN BAY	5495 Tamiami Trail North Suite 5	Naples	FL	34108
ATS	1053	THE GATEWAY	10 South Rio Grande Street Suite A	Salt Lake City	UT	84101
ATS	1054	WEST COUNTY MALL	130 West County Center Space #2127	St. Louis	MO	63131
ATS	1055	HAMILTON PLACE	2100 Hamilton Place Blvd. Space #230	Chattanooga	TN	37421
ATS	1057	STONERIDGE MALL	1128 Stoneridge Mall	Pleasanton	CA	94588
ATS	1059	PARK PLAZA RELO	6000 West Markham Street Space #2154	Little Rock	AR	72205
ATS	1060	WALDEN GALLERIA	2000 Walden Avenue Space G-107	Buffalo	NY	14225
ATS	1061	RIDGEDALE CENTER	12401 Wayzata Blvd. Space #2275	Minnetonka	MN	55305
ATS	1062	FIRST COLONY MALL	16535 Southwest Freeway Space #1000	Sugarland	TX	77479
ATS	1063	THE STREETS OF CHESTER	280 Streets of Chester Route 206 South	Chester	NJ	07930
ATS	1064	EASTVIEW MALL	129 Eastview Mall Space F-10	Victor	NY	14564
ATS	1066	THE AVENUE AT WEST COBB	3625 Dallas Highway Space #800	Marietta	GA	30064
ATS	1072	LEHIGH VALLEY MALL	938 Lehigh Valley Mall Lifestyle Ctr. / Space #1220	Whitehall	PA	18052
ATS	1073	OTAY RANCH TOWN CENTER	2016 Birch Road Space #305	Chula Vista	CA	91915
ATS	1074	THE AVENUE WEBB GIN	1350 Scenic Highway Suite 304	Lawrenceville	GA	30045
ATS	1075	PIER AT CAESARS	One Atlantic Ocean Suite #BR-230	Atlantic City	NJ	08401
ATS	1076	THE SHOPS AT FRIENDLY CENTER	3334 West Friendly Avenue Space #101	Greensboro	NC	27410
ATS	1077	41 SOUTH MOGER AVENUE	41 South Moger Avenue	Mt. Kisko	NY	10549
ATS	1078	VILLAGE POINTE	17250 Davenport Street Space #C-102	Omaha	NE	68118
ATS	1079	EASTVIEW MALL	3101 PGA Blvd. Space #H-205	Palm Beach Gardens	FL	33410
ATS	1080	FASHION SHOW	3200 Las Vegas Blvd. S Space #1195	Las Vegas	NV	89109
ATS	1081	AMERICANA MANHASSET	1990 Northern Blvd.	Manhasset	NY	11030
ATS	1082	KENWOOD TOWN CENTER	7875 Montgomery Road Space R005	Cincinnati	OH	45236
ATS	1083	WATER TOWER PLACE	845 North Michigan Ave Space #4075	Chicago	IL	60611
ATS	1084	PARTRIDGE CREEK FASHION PARK	17360 Hall Road Space #189	Clinton Township	MI	48038
ATS	1085	THE SHOPS AT HIGHLAND VILLAGE	4141 Waller Creek Bldg Q Space #140	Highland Village	TX	75077
ATS	1086	600 FIFTH AVENUE	600 5th Avenue	New York	NY	10020
ATS	1089	SHERMAN OAKS	14006 Riverside Drive Space #272	Sherman Oaks	CA	91423
ATS	1092	PROVIDENCE PLACE	17 Providence Place Space #3190	Providence	RI	02903
ATS	1093	355 RIVERCHASE GALLERIA	2000 Riverchase Drive Space #105	Birmingham	AL	35244
ATS	1094	358 NORTHBROOK COURT	1252 Northbrook Court	Northbrook	IL	60062
ATS	1095	44 BRATTLE STREET	44 Brattle Street	Cambridge	MA	02138
ATS	1096	BLUE BLACK SQUARE	91 Memorial Road Space #D50	West Hartford	CT	06107
ATS	1097	THE FORUM ON PEACHTREE PARKWAY	5145 Peachtree Pkwy Space #455	Norcross	GA	30092
ATS	1099	THE SUMMIT SIERRA	13925 S.Virginia Street Suite #242	Reno	NV	89511
ATS	1101	AUGUSTA MALL	3450 Wrightboro Rd. Space #230	Augusta	GA	30909
ATS	1103	STATEN ISLAND MALL	2655 Richmond Ave. Space 2585	Staten Island	NY	10314
ATS	1104	ABQ UPTOWN	2261 Q Street NE Space #2E	Albuquerque	NM	87110
ATS	1106	HILL COUNTRY GALLERIA	12821 Hill Country Blvd Suite #C2-110	Bee Cave	TX	78738
ATS	1107	UPPER WESTSIDE	2015-7 Broadway	New York	NY	10023
ATS	1109	POLARIS FASHION PLACE	1500 Polaris Parkway Space #1046	Columbus	OH	43240
ATS	1110	THE SHOPS AT RIVER PARK	7825 Via del Rio Space #560	Fresno	CA	93720
ATS	1111	WILLOWBROOK MALL	7925 FM 1960 W. Space #1096	Houston	TX	77070
ATS	1112	SAN TAN VILLAGE	2218 East Williams Field Road Suite #111	Gilbert	AZ	85296
ATS	1113	BLAKENEY SHOPPING CENTER	9816 rea Road Suite E	Charlotte	NC	28277
ATS	1114	BURR RIDGE VILLAGE CENTER	770 Village Center Drive	Burr Ridge	IL	60527
ATS	1115	FREEHOLD RACEWAY	3710 Rt. 9 Space L-208	Freehold	NJ	07728
ATF	1200	COLORADO MILLS	14500 West Colfax Ave Ste 179	Lakewood	CO	80401
ATF	1201	SILVER SANDS-DESTIN	10406 Emerald Coast Parkway Space #76 & 78	Destin	FL	32550
ATF	1202	LAS VEGAS PREMIUM OUTLETS	605 South Grand Central Parkwy Space #1201	Las Vegas	NV	89106
ATF	1203	CHICAGO PREMIUM OUTLETS	1650 Premium Outlets Blvd. Space #423	Aurora	IL	60502
ATF	1204	NORTH GEORGIA PREMIUM OUTLET	800 Highway 400 South Suite #150	Dawsonville	GA	30534
ATF	1205	FACTORY STORES AT VACAVILLE	228 Nut Tree Road Space #228	Vacaville	CA	95687
ATF	1206	PRIME OUTLETS AT PLEASANT PRAIRIE	11211 120th Avenue Suite #41	Pleasant Prairie	WI	53158
ATF	1207	HUNTLEY	11800 Factory Shops Blvd. Space #700	Huntley	IL	60142
ATF	1208	MYRTLE BEACH	10843 Kings Road Suite #602	Myrtle Beach	SC	29572
ATF	1209	MIROMAR/NAPLES	10801 Corkscrew Road Suite #374	Naples (Estero)	FL	33928
ATF	1210	SEATTLE PREMIUM	10600 Quil Ceda Blvd. Space #0602	Tulalip (Snohomish)	WA	98271
ATF	1211	LEESBURG	241 Fort Evans Road NE Suite #210	Leesburg	VA	20176
ATF	1212	ALLEN PREMIUM	820 West Stacy Road Space #300	Allen	TX	75013

ATF	1213	WATERLOO	655 Route 318 Space #B059	Waterloo	NY	13165
ATF	1226	BIRCH RUN	8825 Marketplace Drive Suite #F375	Birch Run	MI	48415
ATF	1227	LAS VEGAS FASHION	32100 Las Vegas Blvd. South Space #454	Primm	NV	89019
ATF	1228	GAFFNEY	400 Factory Shops Blvd. Space #400	Gaffney	SC	29341
ATF	1229	HAGERSTOWN	610 Prime Outlets Blvd.	Hagerstown	MD	21740
ATF	1230	JEFFERSONVILLE	8300 Factory Shops Blvd. Space #300	Jeffersonville	OH	43128
ATF	1231	SHOPS@LAS AMERICAS	4155 Camino De La Plaza Space #428	San Diego	CA	92101
ATF	1232	LEBANON	One Outlet Village Blvd. Space #400	Lebanon	TN	37090
ATF	1233	WILLIAMSBURG	5699-44A Richmond Road Space #A016A	Williamsburg	VA	23188
ATF	1234	SAN MARCOS	3939 Interstate Highway 35 Space #810	San Marcos	TX	78666
ATF	1235	FOLEY	2601 South McKenzie Street Space #W3	Foley	AL	36535
ATF	1236	LEGENDS AT VILLAGE WEST	1803 Village West Parkway Space #M127	Kansas City	KS	66111
ATF	1237	PARK CITY	6699 North Landmark Drive Space #C110 & C115	Park City	UT	84098
ATF	1238	PHILADELPHIA PREMIUM OUTLETS	18 Lightcap Road Space #299	Pottstown	PA	19464
ATF	1239	ORLANDO PREMIUM OUTLETS	8200 Vineland Avene Space #745	Orlando	FL	32821
ATF	1240	ROUND ROCK PREMIUM OUTLETS	4401 North IH 35 Suite #1201	Round Rock	TX	78664
ATF	1241	DOLPHIN MALL	11401 Northwest 12th Street Suite #379	Miami	FL	33172
ATF	1242	TANGER OUTLETS AT CHARLESTON	4840 Tanger Outlet Blvd. Suite #1060	North Charleston	SC	29418
ATF	1243	WRENTHAM PREMIUM	One Premium Outlets Blvd. Suite #339	Wrentham	MA	02093
ATF	1244	SUPERMALL	1101 Supermall Way Space #230	Auburn	WA	98001
ATF	1246	RIO GRANDE VALLEY PREMIUM OUTLETS	5001 East Expressway 83 Space #525	Mercedes	TX	78570
ATF	1257	PRIME OUTLETS AT ORLANDO	4963 International Drive Unit 2C-01	Orlando	FL	32819
ATF	1259	TANGER OUTLET AT GONZALES	2210 South Tanger Blvd. Suite #210	Gonzales	LA	70737
ATF	1261	OUTLETS AT ANTHEM	4250 West Anthem Way Space 500	Anthem	AZ	85086
ATF	1262	OUTLETS AT LOVELAND	5817 McWhinney Blvd. Space C50	Loveland	CO	80538
ATF	1265	SUN VALLEY FACTORY STORES	7051 S.Desert Blvd. Space #D402	El Paso	TX	79932
ATF	1270	OUTLETS AT SILVERTHORNE	125-A Stephens Way Space R300	Silverthorne	CO	80498
ATF	1273	TANGER OUTLETS AT BRANSON	300 Tanger Blvd. Suite 109	Branson	MO	65616
ATF	1274	TANGER OUTLETS AT LOCUST GROVE	1000 Tanger Drive Suite #410	Locust Grove	GA	30248
ATF	1275	JOHNSON CREEK PREMIUM OUTLETS	575 West Linmar Lane Suite C-040	Johnson Creek	WI	53038
ATF	1276	EDINBURGH PREMIUM OUTLETS	11622 NE Executive Dr. 3026 Outlet Drive Space #B-050	Edinburg	IN	46124
ATF	1277	ALBERTVILLE PREMIUM OUTLETS	6415 Labeaux Avenue NE Space G080	Albertville	MN	55301
ATF	1289	NIAGRA FALLS - TEMP SPACE	2022 Military Road Space #70	Niagara Falls	NY	14304
ATL	1300	KING OF PRUSSIA	160 North Gulph Rd. Space #2106	King Of Prussia	PA	19406
ATL	1301	SHOPS AT UNION HILL	3056 State Route 10 West Suite P	Denville	NJ	07834
ATL	1302	BROOKSIDE SHOPS	149 Great Road	Acton	MA	01720
ATL	1303	PLAZA AMERICA SHOPPING CENTER	11610 Plaza America Drive	Reston	VA	20190
ATL	1304	CITYPLACE AT THE PROMENADE	31 City Place Space #A-6	Edgewater	NJ	07020
ATL	1305	RIVERTOWN CIRCLE	3357 Century Center Street SW Bldg A	Grandville	MI	49418
ATL	1306	THE TRAILS	260 North Nova Road Space #42	Ormond Beach	FL	32174
ATL	1307	THE GALLERIA-HOUSTON	5135 West Alabama Street Suite #5370	Houston	TX	77056
ATL	1308	CENTRAL PARK	1460 Central Park Blvd Suite 108	Fredericksburg	VA	22401
ATL	1310	MAIN STREET	263-265 Main Street	Huntington	NY	11743
ATL	1311	THE VININGS JUBILEE	4300 Paces Ferry Road Suite 600	Atlanta	GA	30339
ATL	1312	STUYVESANT PLAZA	1475 Western Avenue	Albany	NY	12203
ATL	1313	VILLAGE SQ AT DANA PARK	1854 South Val Vista Drive Suite 104 #AA12	Mesa	AZ	85204
ATL	1314	BELLEVUE SQUARE	268 Bellevue Sq Space #268 & 270	Bellevue	WA	98004
ATL	1315	DESTIN COMMONS	4130 Legendary Drive Space #A-104	Destin	FL	32541
ATL	1316	FAIRFAX CORNER	11924 Grand Commons Ave Bldg H	Fairfax	VA	22030
ATL	1317	SHORT PUMP TOWN CENTER	11800 West Broad Street Suite #1108	Richmond	VA	23233
ATL	1319	W. UNIVERISITY TRUST BLDG	133 South 36th Street	Philadelphia	PA	19104
ATL	1320	WESTSHORE PLAZA	250 Westshore Plaza	Tampa	FL	33609
ATL	1322	THE MALL AT MILLENIA	4200 Conroy Road Space #H212	Orlando	FL	32839
ATL	1323	BROWARD MALL	8000 West Broward Blvd Space #8000	Plantation	FL	33388
ATL	1324	LANE AVENUE SHOPPING CENTER	1663 West Lane Avenue Space D-10	Upper Arlington	OH	43221
ATL	1325	FANEUIL HALL	200 State Street Suite B8	Boston	MA	02109
ATL	1326	BAYSHORE MALL	5707 N. Centerpark Way Space N-121	Glendale	WI	53217
ATL	1329	LEGACY VILLAGE AT LYNDHURST	24683 Cedar Road Bldg G	Lyndhurst	OH	44124
ATL	1330	BARRINGTON SHOPPING CENTER	180 County Road	Barrington	RI	02806
ATL	1331	EASTON TOWN CENTER	4175 The Strand	Columbus	OH	43219
ATL	1332	MAIN STREET PROMENADE	55 South Main Street Suite 119	Naperville	IL	60540
ATL	1333	DEERFIELD TOWN CENTER	5445 Deerfield Blvd. #2070	Mason	OH	45040
ATL	1335	DULANEY PLAZA	Dulaney Plaza 830 Dulaney Valley Road	Towson	MD	21204
ATL	1336	NATICK MALL	1245 Worcester Street Space #2086	Natick	MA	01760
ATL	1337	TOWN CENTER AT BOCA RATON	6000 West Glades Road Space #1041	Boca Raton	FL	33431
ATL	1338	FLORIDA MALL	8001 South Orange Blossom Trai Unit 1314	Orlando	FL	32809
ATL	1339	VENTURA BOULEVARD	12144 Ventura Boulevard	Studio City	CA	91604
ATL	1340	WOODBURY PLAZA	417A South Oyster Bay Road	Plainview	NY	11803
ATL	1341	EVERGREEN WALK	200 Evergreen Way Space #813	South Windsor	CT	06074
ATL	1342	GREENWAY STATION	1621 Demingway Suite 110	Middleton	WI	53562
ATL	1344	KINGWOOD COMMONS	870 Kingwood Drive Space #870	Kingwood	TX	77339
ATL	1345	CORAL RIDGE MALL	1451 Coral Ridge Avenue Suite #230	Coralville	IA	52241
ATL	1346	1845 NORTH CLAYBOURN AVENUE	1845 North Clybourn Avenue	Chicago	IL	60614
ATL	1347	LAKESIDE MALL	14000 Lakeside Circle Space #1075	Sterling Heights	MI	48313

ATL	1348	REGENCY COURT	120 Regency Parkway Space #159	Omaha	NE	68114
ATL	1349	SCOTTSDALE FASHION SQUARE	7014-1016 East Camelback Road	Scottsdale	AZ	85251
ATL	1351	PALISADES CENTER	2430 Palisades Center Drive Space #F202	West Nyack	NY	10994
ATL	1354	THE CROSSROADS	6650 South Westnedge Ave Space #217	Portage	MI	49024
ATL	1355	WALDEN GALLERIA	One Walden Galleria Drive Space #A108	Buffalo	NY	14225
ATL	1356	AVENUE AT WEST COBB	3625 Dallas Highway Suite 520	Marietta	GA	30064
ATL	1357	CITADEL MALL	2070 Sam Rittenburg Blvd Suite 436	Charleston	SC	29407
ATL	1358	TYSON'S CORNER	7974A Tysons Corner Center	McLean	VA	22102
ATL	1359	SHOPPINGTOWN MALL	3649 Erie Boulevard East	Dewitt	NY	13214
ATL	1361	OAKBROOK CENTER	462 Oakbrook Center	Oak Brook	IL	60523
ATL	1362	THE SHOPPES AT GRAND PRAIRIE	5201 West War Memorial Drive Space #545	Peoria	IL	61615
ATL	1363	CHAPEL SQUARE	900 Chapel Street Suite 104	New Haven	CT	06510
ATL	1364	DERBY STREET SHOPPES	94 Derby Street Suite 245	Hingham	MA	02043
ATL	1365	SANTANA ROW	377 Santana Row Space #7110	San Jose	CA	95128
ATL	1366	CONGRESS PARK CENTRE	315 Broadway Space #2A	Saratoga Springs	NY	12866
ATL	1367	WESTVIEW PROMENADE	5263 Buckeystown Pike Building D	Frederick	MD	21704
ATL	1368	THE PROMENADE ON PROVIDENCE	5341 Ballantyne Commons Parkwa Suite 600	Charlotte	NC	28277
ATL	1370	JEFFERSON VALLEY MALL	650 Lee Blvd Space #K-09	Yorktown Heights	NY	10598
ATL	1371	SOUTHPARK MALL	4400 Sharon Road Space #P16-8	Charlotte	NC	28211
ATL	1372	CAMBRIDGESIDE GALLERIA	100 Cambridgeside Place Space #W-308	Cambridge	MA	02141
ATL	1373	THE SOMERSET COLLECTION	2800 West Big Beaver Road Suite M158	Troy	MI	48084
ATL	1374	THE LOOP	90 Pleasant Valley Street Unit 300	Methuen	MA	01844
ATL	1375	THE GLEN TOWN CENTER	1941 Tower Drive Space #E-4	Glenview	IL	60026
ATL	1376	HAWTHORN CENTER	320 Hawthorne Center	Vernon Hills	IL	60061
ATL	1377	CRYSTAL COVE PROMENADE	7871 East Coast Highway Space #A-105	Newport Beach	CA	92657
ATL	1378	COLONIAL PROMENADE BEECHWOOD	196 Alps Road Suite 41	Athens	GA	30606
ATL	1382	LENOX SQUARE	3393 Peachtree Road NE Suite #4053	Atlanta	GA	30326
ATL	1383	POUGHKEEPSIE GALLERIA	2001 South Road Space #D-103	Poughkeepsie	NY	12601
ATL	1385	FRESNO FASHION FAIR	645 East Shaw Avenue Space #F1B & F1C	Fresno	CA	93710
ATL	1386	CHERRY CREEK MALL	3000 East First Ave Space #1103	Denver	CO	80206
ATL	1387	CHAPEL HILL	4601 West Freeway Suite #550	Ft Worth	TX	76107
ATL	1388	COASTAL GRAND	2000 Coastal Grand Circle Space #405	Myrtle Beach	SC	29577
ATL	1389	PLAZA DEL CARIBE	2050 Ponce Bypass Space #264-265	Ponce	PR	00717
ATL	1390	VICTORIA GARDENS	12456 South Main Street Space #1520	Rancho Cucamonga	CA	91739
ATL	1391	ZONA ROSA	7307 NW 86th Terrace Space #138	Kansas City	MO	64153
ATL	1392	SHOPPES AT SUSQUEHANNA MKTPLACE	2575 Brindle Drive Space #L	Harrisburg	PA	17110
ATL	1393	SUGARLAND TOWN SQUARE	16195 City Walk Street	Sugar Land (Houston)	TX	77479
ATL	1394	SHOPS AT GREEN VALLEY RANCH	2235 Villiage Walk Drive Suite 163	Henderson	NV	89052
ATL	1395	CLAY TERRACE	14360 Clay Terrace Blvd Suite #120	Carmel	IN	46032
ATL	1396	THRUWAY SHOPPING CENTER	416 South Stratford Road Suite 700	Winston-Salem	NC	27103
ATL	1397	EASTERN SHORE TOWN CENTER	30500 State Highway 181 Space #208	Spanish Fort(Mobile)	AL	36527
ATL	1398	TOWN CENTER AT JORDAN	101 74th Street Space #11140	West Des Moines	IA	50266
ATL	1399	1107 BOSTON POST ROAD	1075 Boston Post Road	Darien	CT	06820
ATL	1403	FIRST AND MAIN	81 First Street Building F	Hudson	OH	44236
ATL	1404	MAINE MALL	364 Maine Mall Rd Space #E105A	South Portland	ME	04106
ATL	1405	WEST FARMS MALL	500 Westfarms Space B-201	Farmington	CT	06032
ATL	1406	TOWN CENTER AT LEWIS COMMONS	2190 Levis Commons Blvd Space #1130	Perrysburg	OH	43551
ATL	1407	WOODLAND MALL AT WOODLANDS	1201 Lake Woodland Drive Space #3020	The Woodlands	TX	77380
ATL	1409	CARRIAGE CROSSING	4610 Merchants Park Circle Suite 535	Collierville	TN	38017
ATL	1410	MALL AT GREEN HILLS	2126 Abbot Martin Road Space #182	Nashville	TN	37215
ATL	1411	CHARLESTON TOWN CENTER	1100 Charleston Town Center Space #1100	Charleston	WV	25389
ATL	1413	THE FALLS	888 Southwest 136th Street Space #393	Miami	FL	33176
ATL	1415	SHOPS AT BLACKSTONE VALLEY	70 Worcester Providence Tpk. Suite 609	Millbury	MA	01527
ATL	1416	VALLEY FAIR-WESTFIELD	2855 Stevens Creek Blvd Space #A3	Santa Clara	CA	95050
ATL	1417	BATTLEFIELD MALL	2825 South Glenstone Road Space #F-19	Springfield	MO	65804
ATL	1419	SOUTHCENTER WESTFIELD SHOPPINGTOWN	719 Southcenter Blvd.	Tukwila (Seattle)	WA	98188
ATL	1420	THOROUGHBRED VILLAGE	545 Cool Springs Blvd. Space #D-4	Franklin	TN	37067
ATL	1421	VALENCIA TOWN CENTER	24201 Valencia Boulevard Suite #145	Valencia	CA	91355
ATL	1422	INWOOD VILLAGE	5550 West Lovers Lane Suite 148	Dallas	TX	75209
ATL	1423	FREEHOLD RACEWAY	3710 Route 9 Space #D-218	Freehold	NJ	07728
ATL	1424	CAROUSEL CENTER	One Carousel Center Drive Space #A-202	Syracuse	NY	13290
ATL	1425	STATEN ISLAND MALL	2655 Richmond Avenue Space #1255	Staten Island	NY	10314
ATL	1426	SHOPS AT LA CANTERA	15900 LaCantera Parkway Bldg. 6 Suite #6600	San Antonio	TX	78256
ATL	1427	GARDEN STATE PLAZA	Intersection Rt. 4 & 17 Space 1149 and part of 1159	Paramus	NJ	07652
ATL	1428	BROOK 35 PLAZA	2157 Highway 35 Suite 2	Sea Girt	NJ	08750
ATL	1429	COLUMBIA MALL	2300 Bernadette Drive Suite #104	Columbia	MO	65203
ATL	1430	BODO SHOPPING CENTER	370 South 8th Street	Boise	ID	83702
ATL	1431	ALGONQUIN COMMONS	1968 South Randall Road Space #4030	Algonquin	IL	60102
ATL	1432	FORUM AT CARLSBAD	1923 Calle Barcelona Building 3 Suite 140	Carlsbad	CA	92009
ATL	1433	GARDENS AT EL PASEO	73-585 El Paseo Space E 1508	Palm Desert	CA	92260
ATL	1434	GALLERY PLACE	707 Seventh Street NW Space #102 & 104	Washington	DC	20001
ATL	1435	BELDEN VILLAGE	4155 Belden Village Mall Space #B24	Canton	OH	44718
ATL	1436	BELMAR	370 South Teller Street Space #3B1-R22	Lakewood	CO	80226
ATL	1438	WESTMORELAND MALL	Route 30 East Space #NU3	Greensburg	PA	15601

ATL	1439	TOWN CENTER OF VIRGINA BEACH	221 Central Park Avenue	Virginia Beach	VA	23462
ATL	1441	SHOPPES AT FARMINGTON VALLEY	110 Albany Turnpike Suite 600	Canton	CT	06019
ATL	1442	THE VILLAGE AT SANDHILL	470-9 Town Center Place	Columbia	SC	29229
ATL	1443	KENWOOD TOWNE CENTRE	7875 Montgomery Road Space #3107	Cincinnati	OH	45236
ATL	1444	THE AVENUE VIERA	2261 Town Center Avenue Suite #101	Melbourne	FL	32940
ATL	1446	125 MONTAGUE STREET	125 Montague Street	Brooklyn	NY	11201
ATL	1447	BOULEVARD AT CAPITAL CENTER	900 M Capital Center Blvd. Space #D106	Largo (Landover)	MD	20774
ATL	1448	DOWNTOWN SILVER SPRING	922 Ellsworth Drive Space #B2	Silver Spring	MD	20910
ATL	1449	HOLYOKE MALL	50 Holyoke Street Space #E262	Holyoke(Springfield)	MA	01040
ATL	1450	BURNSVILLE CENTER	2067 Burnsville Center	Burnsville	MN	55306
ATL	1451	HOWELL COMMONS	4741 Route 9 North Space #2574	Howell	NJ	07731
ATL	1452	STONYBROOK VILLAGE	79 & 81 Main Street	Stony Brook	NY	11790
ATL	1454	SPRING CREEK PLAZA	1494 South Bryant Avenue Building A	Edmond	OK	73034
ATL	1455	TWELVE OAKS MALL	27234 Novi Road Space #A-122	Novi	MI	48377
ATL	1456	PERIMETER MALL	4400 Ashford Dunwoody Road Space #1042	Atlanta	GA	30346
ATL	1457	BRIDGEPORT VILLAGE	7209 Southwest Bridgeport Road Space # F102	Tigard	OR	97224
ATL	1458	LEAWOOD TOWN CENTER	5017 West 117th Street Space #3230	Leawood	KS	66211
ATL	1459	INDEPENDENCE CENTER	18813 East 39th Street Space #L21	Kansas City	MO	64057
ATL	1460	ALDERWOOD MALL	3000 184th Street Space #982	Lynnwood	WA	98037
ATL	1461	CAPITOLA MALL	1855 41st Street Space #D4 & D5	Capitola	CA	95010
ATL	1462	DEL MONTE CENTER	230 Del Monte Center Suite 2-2	Monterey	CA	93940
ATL	1463	EASTVIEW	129 Eastview Mall Space #E5	Victor	NY	14564
ATL	1464	VILLAGE POINTE	17151 Davenport Street Suite #M-111	Omaha	NE	68118
ATL	1466	PAOLI SHOPPING CENTER	82 East Lancaster Avenue Space A-2	Paoli	PA	19301
ATL	1467	OLD ORCHARD CENTER	374 Old Orchard Center Suite #M8	Skokie	IL	60077
ATL	1468	CHERRYVALE MALL	7200 Harrison Avenue Space #53A	Rockford	IL	61112
ATL	1469	GENEVA COMMONS	114 Commons Drive Space #1020	Geneva	IL	60134
ATL	1470	WELLINGTON GREEN	10300 West Forest Hill Blvd. Space #271A	Wellington	FL	33414
ATL	1471	SHOPS AT WILLOW BEND	6121 West Park Blvd. Space #C-209	Plano	TX	75093
ATL	1472	EASTCHESTER SHOPPING CENTER	703 White Plains Road	Scarsdale	NY	10583
ATL	1473	ULSTER CROSSING	1159 Ulster Avenue	Kingston	NY	12401
ATL	1474	COUNTRY CLUB PLAZA	235 West 47th Street	Kansas City	MO	64112
ATL	1475	THE MALL AT SHORT HILLS	1200 Morris Turnpike Space #D-215	Short Hills	NJ	07078
ATL	1476	CITY CENTER AT OYSTER POINT	702 Mariner's Row Suite 106	Newport News	VA	23606
ATL	1477	17 MAIN STREET	17 Main Street	Westport	CT	06880
ATL	1478	WOODBURY LAKES CENTER	9120 Hudson Street Suite 303	Woodbury	MN	55125
ATL	1479	WASHINGTONIAN CENTER	29 Grand Corner Avenue	Gaithersburg	MD	20878
ATL	1480	NORTHSHORE MALL	Northshore Mall 210 Andover St. Space #W185	Peabody	MA	01960
ATL	1481	HAMILTON CORNER	2115 Gunbarrel Road Space #3	Chattanoga	TN	37421
ATL	1482	AVENUE @EAST COBB	4475 Roswell Road Suite #850	Marietta	GA	30062
ATL	1483	ANNAPOLIS HARBOUR CENTER	2522A Solomons Island Road Space E-4	Annapolis	MD	21401
ATL	1484	1484 BEACHCLIFF MARKET SQUARE	19360 Detroit Road Space #A-102	Rocky River(Cleveld)	OH	44116
ATL	1485	BELLEMEADE	6535 Youree Drive Suite 201	Shreveport	LA	71105
ATL	1486	THE SUMMIT SIERRA	13945 South Virginia Street Suite #620	Reno	NV	89511
ATL	1487	Midtowne	201 North University Ave Suite #230	Little Rock	AR	72205
ATL	1488	SHOPS AT CENTERRA	5855 Sky Pond Drive Suite #F615	Loveland	CO	80538
ATL	1490	THE PINNACLE AT TURKEY CREEK	11285 Parkside Drive	Knoxville	TN	37934
ATL	1491	NORTH TOWNE PLAZA	5901 North Wyoming Blvd. Suite A	Albuquerque	NM	87109
ATL	1492	The Shops at Dos Lagos	2795 Cabot Drive Suite #6145	Corona	CA	92883
ATL	1493	WHEATON PLAZA	11160 Veirs Mill Road Suite 113	Wheaton	MD	20902
ATL	1494	GALLERIA@FT LAUDERDALE	2378 East Sunrise Blvd. Space # A15-2012	Fort Lauderdale	FL	33304
ATL	1495	BRIDGEWATER COMMONS	610 Commons Way Space #4340	Bridgewater	NJ	08807
ATL	1496	CRABTREE VALLEY	4325 Glenwood Avenue Space #1001	Raleigh	NC	27612
ATL	1497	CHERRY HILL	2000 Route 38 Suite #1250	Cherry Hill	NJ	08002
ATL	1498	OXFORD VALLEY MALL	2300 East Lincoln Highway Space #250	Langhorne	PA	19047
ATL	1499	HUNT VALLEY	118 Shawan Road Suite A	Hunt Valley	MD	21030
ATL	1500	NORTHPARK CENTER	1236 North Central Expressway Space #H1-1612	Dallas	TX	75225
ATL	1501	IRVINE SPECTRUM CENTER	93 Fortune Drive Space #605	Irvine	CA	92618
ATL	1502	NORTHLAKE MALLL	6801 Northlake Mall Drive Space #127	Charlotte	NC	28216
ATL	1503	PIONEER PLACE	340 SW Morrison Space 1420	Portland	OR	97204
ATL	1504	SIMI VALLEY TOWN CENTER	1555 Simi Town Center Way Space #190	Simi Valley	CA	93065
ATL	1505	ST JOHN'S TOWN CENTER	4751 River City Drive Suite 107	Jacksonville	FL	32246
ATL	1506	1506 THE BOULEVARD	34 The Boulevard St. Louis Bldg. 2 Space K-2	Richmond Heights	MO	63117
ATL	1507	TOWN CENTER AT ATLANTIC STATION	260 18th Street Suite #10120	Atlanta	GA	30363
ATL	1508	TOWN CENTER@CENTER LODGE	7519 Corporate Blvd. Suite 340	Baton Rouge	LA	70809
ATL	1509	PROVIDENCE PLACE	103 Providence Place Space #3200	Providence	RI	02903
ATL	1511	FIREWALL TOWN CENTER	185 Cedar Sage Drive Space #D13	Garland	TX	75040
ATL	1512	LAMAR PARK CENTER	425 Doddridge Street Space #42 & 46	Corpus Christi	TX	78411
ATL	1514	MAYFAIR MALL	2500 N. Mayfair Road Space #176	Wauwatosa	WI	53226
ATL	1515	MARKETPLACE	2000 North Neil Street Space #100	Champaign	IL	61821
ATL	1516	SHOPPES@COLLEGE HILLS	305 Veterans Parkway Suite #200	Normal	IL	61761
ATL	1517	VALLEY SQUARE	1560 Main Street / Bldg.6 Suite #603	Warrington	PA	18976
ATL	1518	WATERFORD LAKES	685 North Alafaya Trail Space #P-01	Orlando	FL	32828
ATL	1519	CHESTER SPRINGS SHOPPING CENTER	197 Route 206 South Space #D100 & D102	Chester	NJ	07930

ATL	1520	APACHE MALL	333 Apache Mall	Rochester	MN	55902
ATL	1521	ABERCON WALK	5525 Abercorn Street Suite #40	Savannah	GA	31405
ATL	1522	CITRUS PARK	8021 Citrus Park Town Center Space #7954	Tampa	FL	33625
ATL	1523	INTERNATIONAL PLAZA	2223 North West Shore Blvd. Space #206	Tampa	FL	33607
ATL	1524	BROADWAY SQUARE MALL	4601 South Broadway Space #J03	Tyler	TX	75703
ATL	1525	CENTRAL TEXAS MARKETPLACE	2428 West Loop 340 Suite B-1	Waco	TX	76711
ATL	1527	EMPIRE MALL	590 West Empire Mall Space #208 & 209	Sioux Falls	SD	57106
ATL	1528	LYNNDALE	505 Red Banks Road Suite C	Greenville	NC	27858
ATL	1529	SHOPS AT GREENRIDGE	1125 Woodruff Road Space #1803	Greenville	SC	29607
ATL	1530	COLONIAL UNIVERSITY VILLAGE	1627-24 Opelika Road	Auburn	AL	36830
ATL	1531	WATERSIDE SHOPS AT PELICAN BAY	5475 Tamiami Trail North Suite 1	Naples	FL	34108
ATL	1532	THE HERITAGE SHOPS AT MILLENIUM PARK	51 East Randolph Street	Chicago	IL	60601
ATL	1533	ROSS PARK MALL	1000 Ross Park Mall Drive Space # K08A	Pittsburgh	PA	15237
ATL	1534	CREEKSIDE STATION	3115 Valley Avenue	Winchester	VA	22601
ATL	1535	ALTAMONTE MALL	451 East Altamonte Drive Space #2227	Altomonte Springs	FL	32701
ATL	1536	THE OAKS	6403 West Newberry Road Space #B-2	Gainesville	FL	32605
ATL	1539	WESTFIELD SOUTHGATE	3501 South Tamiami Trail Space #106	Sarasota	FL	34239
ATL	1540	STAMFORD TOWN CENTER	100 Greyrock Place Space #G-125	Stamford	CT	06901
ATL	1541	PARADISE VALLEY MALL	4550 East Cactus Road Suite248	Phoenix	AZ	85032
ATL	1542	5001 FRANCE AVENUE SOUTH	5001 France Avenue South	Minneapolis	MN	55410
ATL	1544	1723 WALNUT STREET	1729 Walnut Street	Philadelphia	PA	19103
ATL	1545	1420 BURLINGAME AVE	1420 Burlingame Avenue First Floor	Burlingame	CA	94010
ATL	1546	BRANDON TOWN CENTER	403 Brandon Town Center Drive	Brandon	FL	33511
ATL	1548	PLAZA FRONTENAC	91 Plaza Frontenac	St. Louis	MO	63131
ATL	1549	METROPOLIS	360 Metropolis Mile Suite #125	Plainfield	IN	46168
ATL	1550	STREETS OF TANASBOURNE	2090 NW Allie Way Space #430	Hillsboro	OR	97124
ATL	1551	CHESTERFIELD MALL	2024 Chesterfield Mall	Chesterfield	MO	63017
ATL	1552	SOUTHSIDE WORKS	428 South 27 Street Space #B-215	Pittsburgh	PA	15203
ATL	1553	CRESTVIEW HILLS TOWN CENTER	2850 Town Center Boulevard Space #7010	Crestview Hills	KY	41017
ATL	1554	FIVE POINTS PLAZA	18577 Main Street	Huntington Beach	CA	92648
ATL	1555	LAKEPORT COMMONS	5001 Sergeant Road Space #295	Sioux City	IA	51106
ATL	1556	BRIDGE STREET TOWN CENTRE	355 Bridge Street Suite #113	Huntsville	AL	35806
ATL	1557	1557 ST. CLAIRE SQUARE	6520 North Illinois Suite 102	Fairview Heights	IL	62208
ATL	1558	NEW TOWN SHOPS	5114 Main Street Space #305	Williamsburg	VA	23188
ATL	1559	BRANSON LANDING	223 Branson Landing	Branson	MO	65616
ATL	1560	GREENE TOWN CENTER	4437 Glengarry Drive Space C-116	Beavercreek (Dayton)	OH	45440
ATL	1561	PASEO NUEVO	623 Paseo Nuevo	Santa Barbara	CA	93101
ATL	1562	SHOPPES AT MONTAGE	2271 Shoppes Blvd.	Moosic	PA	18507
ATL	1563	SHERMAN PLAZA	1614 Sherman Avenue Space #A06	Evanston	IL	60201
ATL	1565	SHOPPES ON DEAN	42-44 South Dean Street	Englewood (Bergen C)	NJ	07631
ATL	1566	COCONUT POINT	23190 Fashion Drive Suite #101	Bonita Springs(Este)	FL	33928
ATL	1567	PINNACLE HILLS PROMENADE	2203 South Promenade Blvd. Suite 2150	Rogers	AR	72758
ATL	1569	SHOPPES AT OLD BRIDGE	3829 U.S. Highway 9	Old Bridge	NJ	08857
ATL	1570	THE MALL IN COLUMBIA	10300 Little Patuxent Parkway Space #1040	Columbia	MD	21044
ATL	1572	WILLOWBROOK MALL	1595 Willowbrook Mall	Wayne	NJ	07470
ATL	1573	YUMA PALMS REGIONAL CENTER	1305 South Yuma Palms Parkway Pad 6	Yuma	AZ	85365
ATL	1574	THE STREETS OF CRANBERRY	20430 Route 19 Suite 100	Cranberry Township	PA	16066
ATL	1575	TWENTY NINTH STREET	1810 29th Street Suite #1024	Boulder	CO	80301
ATL	1577	SOUTHLAKE TOWN CENTER	415 Grand Avenue East	Southlake	TX	76092
ATL	1578	AVENUE WEBB GIN	1350 Scenic Highway Suite #340	Lawrenceville	GA	30045
ATL	1580	GREEN OAK VILLAGE PLACE	9710 Village Place Blvd. Space F2	Brighton	MI	48116
ATL	1581	LEHIGH VALLEY MALL	250 Lehigh Valley Mall Space 1320	Whitehall	PA	18052
ATL	1582	GLENDALE GALLERIA	1154 Glendale Galleria Space G-17	Glendale	CA	91210
ATL	1583	NORTH COUNTY	200 East Via Rancho Parkway Suite #121	Escondido	CA	92025
ATL	1584	ARDEN FAIR	1689 Arden Way Suite #1204	Sacramento	CA	95815
ATL	1585	SOUTHLANDS	6240 South Main Street Suite K-105	Aurora	CO	80016
ATL	1586	ROSEDALE CENTER	808 Rosedale Center Space #915	Roseville	MN	55113
ATL	1587	OTAY RANCH TOWN CNTR	2015 Birch Road Space #911	Chula Vista	CA	91915
ATL	1588	423 KING STREET	423 King Street Tavern Square	Alexandria	VA	22314
ATL	1589	WAYSIDE COMMONS	6 Wayside Road Suite F	Burlington	MA	01803
ATL	1590	CAPITAL MALL PROMENADE	2511 Fourth Avene Space #P9-Bldg B	Olympia	WA	98502
ATL	1591	DAYTON MALL	2830 Miamisburg-Centerville Rd	Dayton	OH	45459
ATL	1592	LAKESIDE VILLAGE	1433 Town Center Drive Space B-108	Lakeland	FL	33803
ATL	1593	COLONIAL PINNACLE AT TUTWILER FARM	5018 Pinnacle Square Suite #104	Birmingham	AL	35235
ATL	1594	MALL AT TURTLE CREEK	3000 East Highland Drive Suite 509	Jonesboro	AR	72401
ATL	1595	DEL AMO FASHION CENTER	3525 Carson Street Suite 159	Torrance	CA	90503
ATL	1596	MALL OF GEORGIA	3333 Buford Drive Suite #VCO3	Atlanta	GA	30519
ATL	1598	RIDGEDALE CENTER	445 Ramsay Way Building 14 - Space 101	Kent	WA	98032
ATL	1599	KENT STATION	438 Plaza Real Space #1438	Boca Raton	FL	33432
ATL	1602	WILLOWBROOK MALL	644 Smith Haven Mall Space #S03	Lake Grove	NY	11755
ATL	1603	SMITH HAVEN MALL	7 Backus Avenue Suite D-106	Danbury	CT	06810
ATL	1604	DANBURY FAIR MALL	8216-1338 East 49th Avenue	Denver	CO	80238
ATL	1605	NORTHFIELD AT STAPLETON	9 Du Rhu Drive Suite #370	Mobile	AL	36608
ATL	1606	LEGACY VILLAGE AT SPRING HILL	One Galleria Drive Space #D207	Middletown	NY	10941

ATL	1608	ABQ UPTOWN	2260 Q Street NE Suite #3D	Alburquerque	NM	87110
ATL	1609	TUCSON MALL	4500 North Oracle Road Space #171A	Tucson	AZ	85705
ATL	1610	AVENUE OF THE PENINSULA	550 Deep Valley Drive Suite #117	Rolling Hills Estate	CA	90274
ATL	1611	WOODLAND HILLS	7021 South Memoria Drive Suite #0165A	Tulsa	OK	74133
ATL	1612	GALLERIA DALLAS	13350 Dallas Parkway Suite #2595	Dallas	TX	75240
ATL	1613	MARKET AT RIVER RANCH	1900 Kaliste Saloom Road Suite #100	Lafayette	LA	70508
ATL	1614	7 TIMES SQUARE TOWER	1459 Broadway Times Square	New York	NY	10036
ATL	1615	SHOPPES AT PIERCE HILL	1308 Vestal Parkway East Suite 6	Vestal (Broome Cnty)	NY	13850
ATL	1616	ARLINGTON HEIGHTS	4001 Arlington Highland Blvd. Suite 137	Arlington	TX	76018
ATL	1618	MILFORD MARKETPLACE	1664 Boston Post Road Space A-15	Milford	CT	06460
ATL	1621	HILL COUNTRY GALLERIA	12912 Hill Country Blvd. Space #F105	Bee Cave	TX	78738
ATL	1622	LA CENTERRA AT CINCO RANCH	23501 Cinco Ranch Blvd. Suite G-140	Katy	TX	77494
ATL	1623	THE SHOPS AT HIGHLAND VILLAGE	4141 Waller Creek Bldg Q Space #170	Highland Village	TX	75077
ATL	1624	THE VILLAGE AT COLONY PLACE	152 Colony Place	Plymouth	MA	02360
ATL	1625	MANSFIELD CROSSING	280 School Street Suite F170	Mansfield	MA	02048
ATL	1626	BURR RIDGE VILLAGE CTR	720 Village Center Drive	Burr Ridge	IL	60527
ATL	1629	VILLAGE AT STONE OAK	22710 U.S. 281 North Suite 101	San Antonio	TX	78259
ATL	1630	ALAMANCE CROSSING	3172 Waltham Blvd. Space #K4	Burlington	NC	27215
ATL	1633	THE SHOPPES AT WYOMISSING	766 Woodland Road Space H	Wyomissing	PA	19610
ATL	1634	SHOPPES AT NORTH BRUNSWICK	519 Shoppes Blvd.	North Brunswick	NJ	08902
ATL	1635	SAN TAN VILLAGE	2174 E. Williams Field Road Suite 101	Gilbert	AZ	85296
ATL	1640	THE AVENUE MURFREESBORO	2615 Medical Center Parkway Space #1440	Murfreesboro	TN	37129
ATL	1645	THE SHOPS OLD MILL DISTRICT	330 SW Powerhouse Drive Suite 130	Bend	OR	97702
ATL	1649	COLONNADE AT STATE COLLEGE	19 Colonnade Way Space #125	State College	PA	16803
ATL	1652	MACARTHUR CENTER	300 Monticello Avenue Space #252	Norfolk	VA	23510
ATL	1653	ORCHARD PARK VILLAGE PLAZA	3995 North Buffalo Road	Orchard Park	NY	14127
ATL	1657	UTICA SQUARE	1818 Utica Square	Tulsa	OK	74114
ATL	1658	AUGUSTA MALL	3450 Wrightsboro Road Space #A222	Augusta	GA	30909
ATL	1659	THE SHOPPES AT EASTCHASE	6886 Eastchase Parkway Space #B150	Montgomery	AL	36117
ATL	1663	THE SHOPS AT PEMBROKE GARDENS	430 SW 145th Terrace Space #13050	Pembroke Pines	FL	33027
ATL	1665	HORTON PLAZA	120 Horton Plaza Suite #105	San Diego	CA	92101
ATL	1669	COLUMBIA CENTER	1321 North Columbia Center Blv Suite #905	Kennewick	WA	99336
ATL	1675	THE PROMENADE BOLINGBROOK	641 East Boughton Road Suite #135	Bolingbrook	IL	60440
ATL	1678	THE GALLERY AT HARBORPLACE	200 East Pratt Street Space #3016	Baltimore	MD	21202
ATL	1679	WESTFIELD SOUTHPARK	500 Southpark Center Space GL #24	Strongsville	OH	44136
ATL	1680	SHADOW LAKE TOWNE CENTER	7640 Towne Center Parkway Suite 109	Papillion	NE	68046
ATL	1681	THE SHOPPES AT RIVER RIDGE	4315 West Dublin-Granville Rd	Dublin	OH	43017
ATL	1685	THE SHOPS AT RIVER PARK	7705 Via del Rio Space #450	Fresno	CA	93720
ATL	1688	ORCHARD SHOPPING CENTER	8621 Clinton Street Space #8621	New Hartford	NY	13413
ATL	1689	THE SUMMIT LOUISVILLE	4278 Summit Plaza Drive Space C14/C15	Louisville	KY	40241
ATL	1694	SHOPS AT SADDLE CREEK	7615 West Farmington Suite 15	Germantown	TN	38138
ATL	1698	SHOPS AT ROSSMOOR	12211 Seal Beach Blvd. Suite #12211	Seal Beach	CA	90740
ATL	1699	MIDTOWN VILLAGE	1800 McFarland Blvd. East Space 204	Tuscaloosa	AL	35404
ATL	1701	ANNAPOLIS MALL	2002 Annapolis Mall Space #1820	Annapolis	MD	21401
ATL	1705	CORDOVA MALL	5100 North 9th Avenue Space #E599	Pensacola	FL	32504
ATL	1706	KERCHEVAL PLACE	17209 Kercheval Street	Grosse Pointe	MI	48230
ATL	1707	SOLOMON POND	601 Donald Lynch Boulevard Space #N243	Malborough	MA	01752
ATL	1709	THE GROVE WEST	540A Broad Street	Shrewsbury	NJ	07702
ATL	1710	OAK PARK MALL	11153 West 95th Street Space #93	Overland Park	KS	66214
ATL	1711	VILLAGE AT ROCHESTER HILLS	376 North Adams Space G 376	Rochester Hills	MI	48309
ATL	1713	GOVERNOR SQUARE	1500 Appalachee Parkway SP 1125	Tallahassee	FL	32301

SCHEDULE 6.12

TRADE NAMES

ANNTAYLOR, INC.

ANN TAYLOR, INC.

ANNTAYLOR

ANN TAYLOR

ANNTAYLOR INCORPORATED

ANN TAYLOR INCORPORATED

ANNTAYLOR COMPANY

ANN TAYLOR COMPANY

ANNTAYLOR CO.

ANN TAYLOR CO.

ANNTAYLOR CORPORATION

ANN TAYLOR CORPORATION

ANNTAYLOR STORES

ANN TAYLOR STORES

ANNTAYLOR LOFT

ANN TAYLOR LOFT

ANNTAYLOR LOFT STORES

ANN TAYLOR LOFT STORES

ANNTAYLOR & COMPANY

ANN TAYLOR & COMPANY

LOFT

ANNCO, INC.

ANN CO, INC.

ANNCO

ANN CO

ANNCO INCORPORATED

ANN CO INCORPORATED

ANNCO COMPANY

ANN CO COMPANY

ANNCO CO.

ANN CO CO.

ANNCO CORPORATION

ANN CO CORPORATION

LOFT

ANNTAYLOR DISTRIBUTION SERVICES, INC.

ANN TAYLOR DISTRIBUTION SERVICES, INC.

ANNTAYLOR DISTRIBUTION

ANN TAYLOR DISTRIBUTION

ANNTAYLOR DISTRIBUTION INCORPORATED

ANN TAYLOR DISTRIBUTION INCORPORATED

ANNTAYLOR DISTRIBUTION COMPANY

ANN TAYLOR DISTRIBUTION COMPANY

ANNTAYLOR DISTRIBUTION CO.

ANN TAYLOR DISTRIBUTION CO.

ANNTAYLOR DISTRIBUTION CORPORATION

ANN TAYLOR DISTRIBUTION CORPORATION

ANNTAYLOR DISTRIBUTION SERVICES

ANN TAYLOR DISTRIBUTION SERVICES

ANNTAYOLR DISTRIBUTION SERVICES INCORPORATED

ANN TAYLOR DIRSTRIBUTION SERVICES INCORPORATED

ANNTAYLOR DISTRIBUTION SERVICES COMPANY

ANN TAYLOR DISTRIBUTION SERVICES COMPANY

ANNTAYLOR DISTRIBUTION SERVICES CO.

ANN TAYLOR DISTRIBUTION SERVICES CO.

ANNTAYLOR DISTRIBUTION SERVICES CORPORATION

ANN TAYLOR DISTRIBUTION SERVICES CORPORATION

ANNTAYLOR RETAIL, INC.

ANN TAYLOR RETAIL, INC.

ANNTAYLOR RETAIL

ANN TAYLOR RETAIL

ANNTAYLOR RETAIL INCORPORATED

ANN TAYLOR RETAIL INCORPORATED

ANNTAYLOR RETAIL COMPANY

ANN TAYLOR RETAIL COMPANY

ANNTAYLOR RETAIL CO.

ANN TAYLOR RETAIL CO.

ANNTAYLOR RETAIL CORPORATION

ANN TAYLOR RETAIL CORPORATION

LOFT

SCHEDULE 6.13

LITIGATION

None.

SCHEDULE 6.15

ENVIRONMENTAL LAWS

None.

SCHEDULE 6.18

ERISA COMPLIANCE

None.

SCHEDULE 6.25

A.	BANK ACCOUNTS

A/C#	Bank	A/C Name	Purpose
*******	Wachovia	Ann Taylor Inc.	Disbursement Account
*******	Wachovia	Ann Taylor	Concentration Account
*******	Wachovia	Ann Taylor Inc.	Return Items Account
*******	Wachovia	Ann Taylor Inc. Payroll	Payroll Inc.
*******	Wachovia	Ann Taylor Retail Inc.	Payroll Retail
*******	Wachovia	Ann Taylor Distribution Services	Payroll DC
*******	Wachovia	Ann Taylor Puerto Rico	Payroll Puerto Rico
*******	Wachovia	Ann Taylor Disbursing	Controlled Disbursement
*******	Wachovia	Ann Taylor Global Sourcing	Controlled Disbursement
*******	Banco Popular	Ann Taylor Retail Inc.	Depository
*******	Bank North	Ann Taylor Retail Inc.	Depository
*******	Bank of America	Ann Taylor Retail Inc.	Depository
*******	Bank of Hawaii	Ann Taylor Retail Inc.	Depository
*******	BB&T	Ann Taylor Retail Inc.	Depository
*******	Bridgehampton	Ann Taylor Retail Inc.	Depository
*******	Canandaigua	Ann Taylor Retail Inc.	Depository
*******	Canandaigua	Ann Taylor Retail Inc.	Depository
*******	Capital One	Ann Taylor Retail Inc.	Depository
*******	Chevy Chase	Ann Taylor Retail Inc.	Depository
*******	Citizens Bank	Ann Taylor Retail Inc.	Depository
*******	Fifth Third	Ann Taylor Retail Inc.	Depository
*******	First Federal	Ann Taylor Retail Inc.	Depository
*******	First Tennessee	Ann Taylor Retail Inc.	Depository
*******	Five Star	Ann Taylor Retail Inc.	Depository
*******	Frost	Ann Taylor Retail Inc.	Depository
*******	HSBC	Ann Taylor Retail Inc.	Depository
*******	Huntington	Ann Taylor Retail Inc.	Depository
*******	J P Morgan Chase	Ann Taylor Retail Inc.	Depository
*******	J P Morgan Chase	Ann Taylor Retail Inc.	Depository
*******	Key	Ann Taylor Retail Inc.	Depository
*******	LaSalle Bank	Ann Taylor Retail Inc.	Depository
*******	Lone Star	Ann Taylor Retail Inc.	Depository
*******	National City	Ann Taylor Retail Inc.	Depository
*******	North Fork Bank	Ann Taylor Retail Inc.	Depository
*******	PNC	Ann Taylor Retail Inc.	Depository
*******	Regions	Ann Taylor Retail Inc.	Depository
*******	Second National	Ann Taylor Retail Inc.	Depository
*******	South Bank	Ann Taylor Retail Inc.	Depository

*******	Sovereign NE	Ann Taylor Retail Inc.	Depository
*******	Suntrust	Ann Taylor Retail Inc.	Depository
*******	US Bank	Ann Taylor Retail Inc.	Depository
*******	Valley National	Ann Taylor Retail Inc.	Depository
*******	Wachovia	Ann Taylor Retail Inc.	Depository
*******	Washington Mutual	Ann Taylor Retail Inc.	Depository
*******	Wells Fargo	Ann Taylor Retail Inc.	Depository
*******	First National Bank of Omaha	AnnTaylor Retail, Inc.	Depository
*******	First Citizens Bank	AnnTaylor Retail, Inc.	Depository
*******	J P Morgan Chase	Ann Taylor, Inc	Medical Reimbursement
*******	J P Morgan Chase	Ann Taylor, Inc	Medical Reimbursement
*******	J P Morgan Chase	Ann Taylor, Inc	Medical Reimbursement

B.	CREDIT CARD PROCESSORS

Chase Paymentech

Lisa Monteagudo

Director - Chase Paymentech Solutions, LLC

Phone (954)845-4245 Cell (954)205-4269

Fax (954)575-7604

lmonteagudo@chasemerchantservices.com

13450 W. Sunrise Blvd

Suite #250

Sunrise, FL 33323

American Express	Kerri Ryan National Accounts Manager 781 Mountain Ave. New Providence, NJ 07974 Phone (866)-604-9552 Fax (866)-604-9552 Kerri.M.Ryan@aexp.com

Discover	Amy Schneider National Accounts Discover Network 2500 Lake Cook Road Riverwoods, IL 60015 amyschneider@discoverfinancial.com 800-229-0058 x522 614-718-1070 Local 614-718-1071 Fax

Alliance Data	Mary O’Donnell Director Client Sales 800 Tech Center Drive Gahanna OH 43230 Phone (614) - 729-4339 Fax (614) - 729-4297 Mary.o’donnell@alliancedata.com

SCHEDULE 7.10(b)

PERMITTED EXISTING LIENS

Secured Party	Jurisdiction	Filing Type	Filing Date	Filing No.	Searching Period	Collateral Description
World Finance Network Nat’l Bank	DE-STATE	UCC-1	9-25-07	2007 3620373	5 years thru 3/16/08	All interest in “Subject Assets” incl. Acct and Receivables, Books and Records, pending Credit Card applications and Cardholder List.
Canon Business solutions-East, Inc.	DE-STATE	UCC-1	12-1-06	6418863 7	5 years thru 3/16/08	Lease – specific Canon equipment

SCHEDULE 7.11

INVESTMENTS

As set forth in Schedule 6.7.